As filed with the Securities and Exchange Commission on April 27, 2022

Registration Nos. 333-150926
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 18	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 104	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X  on May 1, 2022 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

CENTURY II ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
KANSAS CITY LIFE INSURANCE COMPANY
Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670
This Prospectus describes an individual flexible premium variable life insurance contract ("Contract") offered by Kansas City Life Insurance Company ("Kansas City Life").  We have provided a definitions section at the end of this Prospectus for your reference as you read.
The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions ("Subaccounts") of the Kansas City Life Variable Life Separate Account ("Variable Account") or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Fund").
The prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  For additional information about the Portfolios see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  For Contracts issued on or after January 1, 2020, the Fixed Account pays interest at declared rates guaranteed to equal or exceed 2%.  For Contracts issued before January 1, 2020, the Fixed Account pays interest at declared rates guaranteed to equal or exceed 3%.
Additional information about certain investment products, including variable life policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Contract also offers you the flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.
You can select from three coverage options available under the Contract:
•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the contract value; and
•	Option C: a death benefit that fluctuates with the amount of premiums paid and partial surrenders withdrawn.
We guarantee that the death proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.
The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.
If you are a new investor, you may cancel your Contract within 10 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value.  You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
This Prospectus and the Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.
The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.
The date of this Prospectus is May 1, 2022.

PROSPECTUS CONTENTS

HOW YOUR CONTRACT VALUES VARY	45
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	45
DETERMINING THE CONTRACT VALUE	45
CASH SURRENDER VALUE	46

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEES AND EXPENSES
CHARGES FOR EARLY WITHDRAWALS
Upon complete surrender or lapse of a Contract issued on or after January 1, 2020, during the first 10 Contract Years (or 10 Contract Years following an increase in the Specified Amount) a surrender charge will be deducted. No surrender charge applies in the 11th Contract Year for Contracts issued on or after January 1, 2020 (or following an increase in the Specified Amount).

Upon complete surrender or lapse of a Contract issued before January 1, 2020, during the first 15 Contract years (or 15 Contract Years after an increase in the Specified Amount), a surrender charge will be deducted.  No surrender charge applies in the 16th Contract Year for Contracts issued before January 1, 2020 (or following an increase in the Specified Amount).

The maximum surrender charge is up to 4.8% of the Specified Amount.

For example, the full surrender or lapse of a Contract with a Specified Amount of $100,000 would be subject to a maximum surrender charge of $4,800.

Reference Surrender Charge

TRANSACTION CHARGES
In addition to surrender charges, you may be charged for other transactions such as a premium expense charge which covers state and local taxes as well as related administrative expenses, a transfer processing fee which applies after six transfers in a Contract Year, an administrative fee of up to $25.00 for partial surrenders.

Reference Charges and Deductions

ONGOING FEES AND EXPENSES (ANNUAL CHARGES)
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, any net loan interest charges, and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.

Investing in the Subaccounts will also bear expenses associated with the Portfolio Companies, as shown in the following table

	Annual Fee	Minimum	Maximum
	Investment options (Portfolio Company fees and expenses)	0.26%	1.20%
	Reference Appendix A - Portfolio Companies Available Under the Contract
RISKS
RISK OF LOSS	You can lose money by investing in this Contract, including loss of principal. Reference Principal Risks of Investing in The Contract
NOT A SHORT-TERM INVESTMENT
The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge if your Contract is fully surrendered or lapses within the first 10 Contract Years (for Contracts issued on or after January 1, 2020) or within the first 15 Contract Years (for Contracts issued before January 1, 2020) There might also be tax consequences.

Reference Principal Risks of Investing in The Contract

RISKS
RISKS ASSOCIATED WITH INVESTMENT OPTIONS
Investment in the Contract is subject to the risk of poor investment performance, which can vary depending on the performance of each of the Subaccounts.  The Subaccounts and the Fixed Account each have their own unique risks.  You should review all of the investment options before making an investment decision.

Reference Investment Risk

INSURANCE COMPANY RISKS
Any obligations, guarantees, and benefits of the Contract, including the Fixed Account investment option, are subject to the claims-paying ability of Kansas City Life.  If Kansas City Life experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of Kansas City Life is available upon request by contacting the Home Office.

Reference Financial Condition of Kansas City Life

CONTRACT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

For Contracts issued before January 1, 2020
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.

For Contracts issued on or after January 1, 2020
If your Contract lapses, you may reinstate it within three years after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.

Death Benefits will not be paid if the Contract has lapsed.

Reference Premiums to Prevent Lapse and Reinstatement

RESTRICTIONS
INVESTMENTS
The first six transfers during each Contract Year are free.  We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year.

We reserve the right to remove or substitute Portfolio Companies as investment options.

Reference Transfer Privilege and Addition, Deletion or Substitution of Investments

OPTIONAL BENEFITS
You may add supplemental and/or rider benefits to your Contract. We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  We may change or stop offering a supplemental and/or rider benefit at any time before you elect it.

Reference Supplemental and/or Rider Benefits

TAXES
TAX IMPLICATIONS
If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  We encourage you to consult your own tax adviser before making a purchase of the Contract.

Reference Tax Risks

CONFLICTS OF INTEREST
INVESTMENT PROFESSIONAL COMPENSATION
Commissions are paid to selling firms for the sale of contracts.  In addition, we may pay an asset-based commission or other amounts in certain circumstances.  All or some of the payments received from Funds under distribution plans pursuant to Rule 12b-1 may be passed on to selling firms.  This conflict of interest may influence your investment professional to recommend this contract over another investment.

Reference Sale of the Contracts

EXCHANGES
It may not be in your best interest to surrender, lapse, change or borrow from an existing life insurance or annuity contracts in connection with the purchase of a contract.  You should replace your existing insurance only if you determine that the contract is better for you.  The charges and benefits of your existing insurance may be different from the contract.  You may have to pay a surrender charge on your existing insurance, and the contract will impose a new surrender charge period.

Reference Replacement of Existing Insurance

OVERVIEW OF THE CONTRACT
PURPOSE
The Contract is an individual flexible premium variable life insurance contract.  The Contract may be appropriate for an investor who has an understanding of investments, a higher risk tolerance and a long-term investment horizon.   As long as the Contract remains in force it provides lifetime insurance protection on the Insured.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.
PREMIUM PAYMENTS
The Contract is flexible with regard to the amount of Premiums you pay.   The minimum initial Premium Payment is dependent on Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  Each Premium after the initial Premium must be at least $25. Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
You select the Subaccounts and the Fixed Account to which you allocate Contract Value..  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.
You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  For additional information about each Portfolio Company in which the Subaccounts invest see Appendix A - Portfolio Companies Available Under the Contract at the back of this prospectus.
CONTRACT FEATURES
Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.
•	There are three Coverage Options available:
•	Option A–at least equal to the Specified Amount.
•	Option B–at least equal to the Specified Amount plus Contract Value.
•	Option C–at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. Option C is only available at issue.

•
A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested).  This rider guarantees the payment of the Contract death benefit, regardless of the investment performance of the Subaccount.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")

Cash Benefits
•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 5% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS")

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS")
•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")

Optional Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.
•	Guaranteed Minimum Death Benefit Rider.
•	Lifetime Guaranteed Minimum Death Benefit. (Not available to Contracts issued on or after January 1, 2020.)
•	Disability Continuance of Insurance.
•	Disability Premium Benefit Rider.
•	Accidental Death Benefit.
•	Option to Increase Specified Amount.
•	Spouse's Term Insurance.
•	Children's Term Insurance.
•	Other Insured Term Insurance.
•	Additional Life Insurance Rider.
•	Monthly Benefit Rider.
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (Not available on or after January 1, 2019 to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit/Living Benefits Rider. (Not available to contracts issued after June 1, 2018. Not available on or after January 1, 2019 to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit/Terminal Illness Rider. (Not available to contracts issued after June 1, 2018. Not available on or after January 1, 2019 to contracts issued before June 1, 2018.)
•	Accelerated Death Benefit for Chronic Illness Rider. (Available beginning June 1, 2018 to contracts issued on or after June 1, 2018.)
•	Accelerated Death Benefit for Terminal Illness Rider. (Available beginning June 1, 2018 to contracts issued on or after June 1, 2018.)
Optional Benefits may not be available in all states and may incur an additional fee.  Please ask your registered representative for further information or contact the Home Office.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract.  Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Premium Expense Charge	Upon receipt of each Premium Payment	5% of each Premium Payment	5% of each Premium Payment
Surrender Charge[2]
Minimum and Maximum Charge
Upon complete surrender or lapse during the first 10 Contract Years[3], for Contracts issued on or after January 1, 2020
Upon complete surrender or lapse during the first 15 Contract Years[3], for Contracts issued before January 1, 2020
		$6.00 - $48.00 per $1,000 of the Specified Amount	$6.00 - $48.00 per $1,000 of the Specified Amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year
Upon complete surrender or lapse during the first 10 Contract Years[3], for Contracts issued on or after January 1, 2020
Upon complete surrender or lapse during the first 15 Contract Years[3], for Contracts issued before January 1, 2020
		$21.20 per $1,000 of the Specified Amount $21.20 per $1,000 of the Specified Amount	$21.20 per $1,000 of the Specified Amount $21.20 per $1,000 of the Specified Amount
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit	$200 processing fee	$0 processing fee
Accelerated Death Benefit for Chronic Illness Rider	On payment of the accelerated death benefit	$250 processing fee	$0 processing fee

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex.  For Contracts issued on or after January 1, 2020, the surrender charge is also based on the Insured’s risk class.  The minimum charge shown in the table is the charge applicable to the youngest Owner (female) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The maximum charge is the charge applicable to the oldest Owner (male) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative, and data relating to the calculation of the surrender charge is in Appendix B and Appendix C.
3 If you increase the Contract’s Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured’s Age and sex, status at the time of the increase. For Contracts issued on or after January 1, 2020, the surrender charge is also based on the Insured’s risk class.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio Company fees and expenses.
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Cost of Insurance[4]
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $25.83 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020	$0.03 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.05 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020
Monthly Expense Charge[6]
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$10	$10
Per Thousand Charge	On the Contract Date and on each Monthly Anniversary Day	$0.00 - $1.36 per $1,000 of Specified Amount	$0.01 - $1.36 per $1,000 of Specified Amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On the Contract Date and on each Monthly Anniversary Day	$0.05 per $1,000 of Specified Amount	$0.05 per $1,000 of Specified Amount
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge[7]	At the end of each Contract Year	3% for Contracts issued on or after January 1, 2020 2% for Contracts issued before January 1, 2020	3% for Contracts issued on or after January 1, 2020 2% for Contracts issued before January 1, 2020
Optional Rider Charges[8]
Lifetime Guaranteed Minimum Death Benefit[9]	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Disability Continuance of Insurance[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk[5]	$0.01 - $0.32 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk[5]	$0.01 per $1,000 of net amount at risk[5]

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Disability Premium Benefit Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount
Option to Increase Specified Amount[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05- $0.18 per $1,000 of rider coverage amount	$0.05- $0.18 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Spouse's Term Insurance[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance[4]	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Other Insured Term Insurance[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of rider coverage amount	$0.01 - $30.39 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of rider coverage amount for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of rider coverage amount for Contracts issued before January 1, 2020	$0.07 per $1,000 of rider coverage amount for Contracts issued on or after January 1, 2020 $0.08 per $1,000 of rider coverage amount for Contracts issued before January 1, 2020
Per Thousand Charge	On rider’s effective date and on each Monthly Anniversary Day for contracts issued on or after January 1, 2020	$0.03 per $1,000 of rider coverage amount for 10 years	$0.03 per $1,000 of rider coverage amount for 20 years
Additional Life Insurance Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $83.33 per $1,000 of net amount at risk[5]	$0.01 - $20.26 per $1,000 of net amount at risk[5]
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.09 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020	$0.03 per $1,000 of net amount at risk[5] for Contracts issued on or after January 1, 2020 $0.04 per $1,000 of net amount at risk[5] for Contracts issued before January 1, 2020
Monthly Benefit Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.28 - $22.56 per $100 of coverage amount	$0.27 - $22.05 per $100 of coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day
$1.13 per $100 of coverage amount for a 20 year payout for Contracts issued on or after January 1, 2020
$1.53 per $100 of coverage amount for a 20 year payout for Contracts issued before January 1, 2020

$1.08 per $100 of coverage amount for a 20 year payout for Contracts issued on or after January 1, 2020
$1.25 per $100 of coverage amount for a 20 year payout for Contracts issued before January 1, 2020

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge[1]	Current Charge[1]
Acceleration of Death Proceeds/Enhanced Living Benefits Rider[8]
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $240,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk[5] multiplied by the Benefit Base divided by the Specified Amount of the Contract

For information concerning compensation paid in connection with the sale of the Contracts, see "SALE OF THE CONTRACTS."

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the Contract.  A complete list of Portfolio Companies available under the Contract, including their annual expenses, may be found at the back of this document.
ANNUAL PORTFOLIO OPERATING EXPENSES10
	Minimum	Maximum
Range of Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.26%	1.20%

4 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
6 The monthly expense charge is the sum of the maintenance charge and the per thousand charge.
7 The maximum guaranteed net cost of loans is 3% annually for Contracts issued on or after January 1, 2020.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (2%).  The maximum guaranteed net cost of loans is 2% annually for Contracts issued before January 1, 2020.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (3%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 5%.  Therefore, the net cost of a preferred loan is 0% per year.
8 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex and risk class, and may vary based on the Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.
9 The Lifetime Guaranteed Minimum Death Benefit Rider is not available on Contract issued on or after January 1, 2020.
10 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2021.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss.  You can lose money by investing in the Contract, including loss of principal.
Not a Short-Term Investment.  The Contract is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash. You will pay a surrender charge it your Contract is fully surrendered or lapses within the first ten Contract Years for Contracts issued after January 1, 2020, or within the first fifteen Contract Years for Contracts issued before January 1, 2020. There might also be tax consequences.
Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate.
Insurance Company Risks.  Any obligations, guarantees and benefits of the Contract, including the Fixed Account Investment Option, are subject to the claims paying ability of Kansas City Life Insurance Company. If the Company experiences financial distress, it may not be able to meet its obligations to you. More information about the financial condition of the Company is available upon request by contacting the Home Office.
Risk of Lapse.  If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and begins the date the Contract Lapses.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.
Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.
Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See "TAX CONSIDERATIONS")
You should consult a qualified tax adviser for assistance in all Contract-related tax matters.
Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.
Surrender and Partial Surrender Risks.  During the first ten Contract Years (fifteen Contracts Years for Contracts issued before January 1, 2020), we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.
Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See "RISK OF LAPSE")  A surrender or partial surrender may have tax consequences. (See "TAX CONSIDERATIONS")
Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.
•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.
A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")
Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.
Cybersecurity and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyberattacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value.  For instance, systems failures and cyberattacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value.  There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyberattacks or information security breaches in the future. The risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Contracts. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
GENERAL INFORMATION ABOUT KANSAS CITY LIFE
KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
FIXED ACCOUNT
The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.
You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  For Contracts issued on or after January 1, 2020, we guarantee that this rate will be at least 2%.  For Contracts issued before January 1, 2020, we guarantee that this rate will be at least 3%.
Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.
FINANCIAL CONDITION OF KANSAS CITY LIFE
Benefits payable under the Contract are paid out of your Contract Value allocated to the Variable Account or out of assets of Kansas City Life's general account. Any guarantees that exceed your Contract Value are paid from our general account assets and are subject to our financial strength and claims paying ability.
As an insurance company, we are required by state regulators to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. State regulators also require Kansas City Life to maintain a minimum amount of capital, to act as a cushion in the event it suffers a financial impairment. But there is no guarantee we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Owners to read and understand our financial statements.  Our financial statements. which are prepared in accordance with accounting principles generally accepted in the United States (GAAP), are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by sending a written request to Variable Administration, P.O. Box 219364, Kansas City, Missouri 64121-9364 or by calling us at 1-800-616-3670.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.
We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS
Each of the Funds is registered with the SEC as an open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The name, investment objectives, investment manager, sub-investment manager, current expenses and performance of each of the Portfolios are available in Appendix A - Portfolio Companies Available Under the Contract, which is located at the end of this prospectus.
Not all Funds may be available in all states.
See the current prospectus for each Fund as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds and can be accessed online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can receive a paper copy by submitting a request at the Home Office. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.
We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.
We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.
We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.10% to 0.25%.
Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
Certain funds employ volatility management strategies.  Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time.  During rising markets, a volatility management strategy, however, could cause Contract Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy.  Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase.  In these instances, your Contract Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy.  The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit.  In addition, the cost of implementing a volatility management strategy may negatively impact performance.  There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.
You should be aware that we are subject to a conflict of interest with respect to the interests of contract owners insofar as, by requiring you to allocate your purchase payments and Contract Value to one or more subaccounts that invests in a fund that employs a volatility management strategy, this may reduce the risk to us that we will have to make guaranteed payments under a living benefit rider.  In addition, any negative impact to the performance of a fund due to a volatility management strategy may limit increases in your Contract Value, which may limit your ability to achieve step-ups of the benefit base under a living benefit rider.  For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses.
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.
Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.
If we make any of these substitutions or changes, we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.
VOTING RIGHTS
We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.
We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.
If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:
•	cause a change in sub‑classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass‑through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.
CHARGES AND DEDUCTIONS
We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE
We deduct a 5% premium expense charge from each Premium.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.
State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.
MONTHLY DEDUCTION
We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See "PREMIUM ALLOCATIONS AND CREDITING")  The Monthly Deduction consists of:
•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.
We deduct the Monthly Deduction pro-rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.
Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.
The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's age at issue, sex, and number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:
•	Standard Tobacco User
•	Preferred Tobacco User
•	Standard Non-tobacco User
•	Standard Select Non-tobacco User (available for Contracts issued on or after January 1, 2020)
•	Preferred Non-tobacco User
•	Preferred Elite Non-tobacco User
We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-tobacco User classes.
The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of your guaranteed interest rate per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  For Contracts issued on or after January 1, 2020, the guaranteed interest rate is 2% per year.  For Contracts issued before January 1, 2020, the guaranteed interest rate is 3% per year.  If you have chosen Coverage Option A or Coverage Option C for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for an explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.
We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  For Contracts issued on or after January 1, 2020, the guaranteed rates for standard and preferred classes are based on the 2017 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“2017 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 2017 CSO Tables.  For Contracts issued before January 1, 2020, the guaranteed rates for standard and preferred classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("2001 CSO Tables").  The guaranteed rates for substandard classes are based on multiples of or additives to the 2001 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.
Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a tobacco standard class.  Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.
We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.
We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.
If the Coverage Option is Option A or Option C and if there have been increases in the Specified Amount, the Contract Value will be allocated between the Specified Amount provided under the original application and subsequent increases.  The Contract Value will be allocated first to the Specified Amount provided under the original application with any excess allocated to any increases in the order in which they were made.
Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See "DETERMINATION OF CONTRACT DATE")  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:
•	a maintenance charge which is a level monthly charge that applies in all years. This charge is $10 per month and is guaranteed.
•	a per thousand charge which is guaranteed never to exceed $1.36 per thousand of Specified Amount per month.
The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.
Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.
•	Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this rider.
•	Lifetime Guaranteed Minimum Death Benefit (not available to Contracts issued on or after January 1, 2020). We assess a monthly charge per $1,000 of Specified Amount.
•	Disability Continuance of Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount (for Contracts issued on or after January 1, 2020, we also assess a monthly per thousand charge).
•	Additional Life Insurance Rider. We assess a monthly charge per $1,000 of net amount at risk.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.

•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit/Terminal Illness Rider. We may assess a $200 processing fee.
•	Accelerated Death Benefit for Chronic Illness Rider. We may assess a $250 processing fee.
•	Accelerated Death Benefit for Terminal Illness Rider. We may assess a $250 processing fee.
DAILY MORTALITY AND EXPENSE RISK CHARGE
We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The charge is at an annual rate of 0.90% of net assets.  The amount of this charge is guaranteed.
The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.
We may make a profit from this charge.  Any profit may be used to finance distribution expenses.
TRANSFER PROCESSING FEE
The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.
SURRENDER CHARGE
For Contracts issued on or after January 1, 2020, during the first ten Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses and varies depending on the Insured’s Age, sex, and risk class.  The surrender charge is based on the Specified Amount at issue.  We calculate this amount by multiplying the surrender charge factor for the applicable Age, sex, and risk class (as shown in Appendix B) by the surrender charge percentages (as shown in Appendix C).  We then multiply this amount by the Specified Amount divided by 1,000 to reach the actual charge.
For Contracts issued before January 1, 2020, during the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses and varies depending on the Insured’s Age and sex.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix B) by the surrender charge percentages for the Insured’s issue age (as shown in Appendix C).  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.
The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.
Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:
•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.
The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will pro rate the surrender charges between Contract Years.  However, after the end of the 10th Contract Year (15th Contract Year for Contracts issued before January 1, 2020), there will be no surrender charge.
PARTIAL SURRENDER FEE
We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

NET LOAN INTEREST CHARGE
A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 5% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the interest we credit to the Loan Account, which is guaranteed to be at least 2% annually for Contracts issued on or after January 1, 2020 and at least 3% annually for Contracts issued before January 1, 2020.  Consequently, the net loan interest charge will not exceed 3% for Contracts issued on or after January 1, 2020 and will not exceed 2% for Contracts issued before January 1, 2020.  Preferred loans are available beginning in the eleventh Contract Year.  We credit 5% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.
FUND EXPENSES
The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds for additional information about Fund expenses.
THE CONTRACT
PURCHASING A CONTRACT
The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.
WHO SHOULD PURCHASE A CONTRACT
The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.
APPLYING FOR A CONTRACT
To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a conditional receipt should also accompany the application.  As long as the initial Premium accompanies the conditional receipt, the conditional receipt provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The conditional receipt may not be in effect for more than 60 days.  At the end of the 60 days, the conditional receipt coverage terminates and we will return the initial Premium to the applicant.
For coverage under the conditional receipt, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized check payment plan or combined billing arrangement.  (See "PREMIUMS")
We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.
For Contracts issued after on or after January 1, 2020, the available issue ages are 0 through 79 (65 in California) on a preferred non-tobacco user basis and 18 through 79 (65 in California) for all other risk classes  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 79 (65 in California).  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.
For Contracts issued before January 1, 2020, the available issue ages are 0 through 80 on a standard non-tobacco user basis, 0 through 80 on a preferred non-tobacco user basis, 15 through 80 on a preferred elite non-tobacco user basis, 15 through 80 on a standard tobacco user basis, and 15 through 80 on a preferred tobacco user basis.  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 80.  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.
Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.
While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have tax consequences.  (See "TAX CONSIDERATIONS")
OWNERSHIP
The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.
The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.
CHANGE OF OWNERSHIP
You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.
Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.
DETERMINATION OF CONTRACT DATE
In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the conditional receipt.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.
Contract Date Calculated to be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.
Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)–Premium with Application
If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.
Government Allotment (GA) and Federal Allotment (FA)
If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.
Conversions
If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.
The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.
REPLACEMENT OF EXISTING INSURANCE
It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.
You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.
FREE LOOK RIGHT TO CANCEL CONTRACT
You may cancel your Contract for a refund during your "free‑look" period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:
•	10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;
•	45 days after your application for the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.
If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the "free-look" period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund the greater of Premiums paid or Contract Value within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.
For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Hermes Government Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Hermes Government Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.
PREMIUMS
PREMIUMS
The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will establish a Planned Premium amount set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.
We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.
Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  (See "PLANNED PREMIUMS")  Consult your registered representative for information about the initial Premium required for the coverage you desire.
Each Premium after the initial Premium must be at least $25.
Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See "TAX CONSIDERATIONS")
Your Contract may become a modified endowment contract if Premiums exceed the "7-Pay Test" as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See "TAX CONSIDERATIONS")
We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See "ALLOCATIONS AND TRANSFERS")
General Premium Information.  You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See "CONTRACT LOANS")
If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.
Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.  You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See "PREMIUMS TO PREVENT LAPSE" and "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.
Guaranteed Payment Period and Guaranteed Monthly Premium. During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:
•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.
The Guaranteed Payment Period applies for seven years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.
The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:
•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.
Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period.  We will notify you of the new Guaranteed Monthly Premium for this period.  If an increase is made after the initial seven Contract Years, there will be no Guaranteed Payment Period applicable.  Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See "CHANGES IN SPECIFIED AMOUNT")

PREMIUMS TO PREVENT LAPSE
Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.
On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:
During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:
•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")
After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.
If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:
•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.
Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and begins the date the Contract lapses.  Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See "AMOUNT OF DEATH PROCEEDS")  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See "TAX CONSIDERATIONS")
ALLOCATIONS AND TRANSFERS
PREMIUM ALLOCATIONS AND CREDITING
In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Florida or Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The change will apply to the Premiums received with or after receipt of your notice.
On the Allocation Date, we will allocate the initial Premium to the Federated Hermes Government Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Hermes Government Money Fund II Subaccount.
On the Reallocation Date we will allocate the amount in the Federated Hermes Government Money Fund II Subaccount as directed in your application.
We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.
We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.
TRANSFER PRIVILEGE
After the Reallocation Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.
There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.
We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.
Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.
If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:
•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.
In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.
The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.
Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.
DOLLAR COST AVERAGING PLAN
The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Hermes Government Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.  We do not impose a charge for participation in this plan.
Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Hermes Government Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Hermes Government Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Hermes Government Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.
Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Hermes Government Money Fund II monthly until:
•	we have completed the designated number of transfers;
•	the value of the Federated Hermes Government Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.
Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.
PORTFOLIO REBALANCING PLAN
The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.  We do not impose a charge for participation in this plan.
The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.
The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.
You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:
•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.
If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.
CHANGES IN THE CONTRACT OR BENEFITS
Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:
•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.
We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT
As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See "PAYMENT OF PROCEEDS" and "PAYMENT OPTIONS")  We will pay the Death Proceeds to the Beneficiary.  (See "SELECTING AND CHANGING THE BENEFICIARY")
AMOUNT OF DEATH PROCEEDS
The Death Proceeds are equal to the following:
•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; plus
•	any cost of insurance charges deducted beyond the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.
If the Guaranteed Minimum Death Benefit Rider or Lifetime Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the death benefit, regardless of the performance of the Subaccounts.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.  If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.
COVERAGE OPTIONS
You may choose one of three Coverage Options, which will be used to determine the death benefit:
•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

•
Option C:  death benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made.  The more Premiums you pay and the less you withdraw, the larger the death benefit will be.

Under all three Coverage Options, we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable corridor percentage by the Contract Value on the date of death.  If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The applicable corridor percentage varies by Age, sex, risk class, Specified Amount, the number of years coverage has been in effect, and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION
The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.
CHANGES IN COVERAGE OPTION
We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.
If the Coverage Option is Option B or Option C, it may be changed to Option A.  The new Specified Amount will be the death benefit as of the effective date of the change.  The death benefit will remain the same.  The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.

If the Coverage Option is Option A or Option B, you may not change it to Option C.  Coverage Option C is only available at issue.
If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability.  The Specified Amount does not change.  The new death benefit will be the Specified Amount plus the Contract Value as of the effective date of change.  The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.
A change in Coverage Option may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Coverage Option.
CHANGES IN SPECIFIED AMOUNT
You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.
Changes in the Specified Amount may have tax consequences.  (See "TAX CONSIDERATIONS")  You should consult a tax adviser before changing the Specified Amount.
Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.
Decreasing the Specified Amount may decrease monthly cost of insurance charges.  A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.  (See "SURRENDER CHARGE")
We have the right to decline a requested decrease in the Specified Amount in the following circumstances:
•	to help ensure compliance with the guideline premium limitations; and
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract.
Increases.  In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability.  We may decline an application for an increase.
Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.
An increase has the following effect on Premiums:
•	a change in Planned Premiums may be advisable. (See "PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT"); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")  The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See "SURRENDER CHARGE")  For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.
You may cancel an increase in Specified Amount in accordance with the Contract's "free look" provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")

SELECTING AND CHANGING THE BENEFICIARY
You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.
SUPPLEMENTAL AND/OR OPTIONAL RIDER BENEFITS
In addition to the standard death benefits associated with your contract, other standard and/or optional benefits may also be available to you. the following table summarizes information about those benefits. Information about fees associated with each benefit may be found in the fee table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Guaranteed Minimum Death Benefit Rider	Guarantees payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts	Optional	• Issue ages: 0-78 for Contracts issued on or after January 1, 2020 • Issue ages: 0-59 for Contracts issued before January 1, 2020
Lifetime Guaranteed Minimum Death Benefit Rider	Guarantees payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts	Optional
The LGM is not available to Contracts issued on or after January 1, 2020.
• Issue ages:  Same as the Contract
• This rider must be requested at the time of issue and is not available under Coverage Option C

Disability Continuance of Insurance (DCOI)	Covers Monthly Deductions during the period of total disability of the Insured	Optional
• Issue Ages: 15-55, renewal through Age 59
• Become payable after the Insured’s total disability exists for six consecutive months (total disability occurs before age 60)
• Benefits under DCOI will continue until the Insured is no longer totally disabled

Disability Premium Benefit Rider (DPB)	Provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured	Optional	• Issue ages: 15-55, renewal through Age 59 • Benefits become payable after the Insureds total disability exists for six consecutive months and total disability occurs before Age 60
Accidental Death Benefit (ADB)	Provides for payment of an additional amount of insurance in the event of accidental death	Optional	• Issue ages: 5-60 • Terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)	Allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured	Optional	• Issue ages: 0-38 • Increasing the Contract’s Specified Amount may have tax consequences

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Spouse's Term Insurance (STI)	Provides decreasing term insurance on the Insured's spouse	Optional	• Issue ages: 15-50 (Spouse's age) • Maximum number of five units may be purchased • See Rider contract for table specifying the amount of insurance per unit of coverage.
Children's Term Insurance (CTI)	Provides level term insurance on each Insured Child	Optional
• Issue ages:  14 Days - 17 Years (Children's ages)
• Continues until the Contract Anniversary on which the Insured Child’s attained Age is 25
• Expires on the Contract Anniversary on which the Insured is Age 65

Other Insured Term Insurance (OI)	Provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children	Optional	• Issue ages: 0-65 (Other Insured's age)
Additional Life Insurance Rider (ALI)	Provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor	Optional	• Issue ages: 0-75 • The minimum issue limit is $25,000
Monthly Benefit Rider (MBR)
Pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available)
Optional
• Issue ages: 20-55
• At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy
• The coverage expires at the date shown in the policy

Accelerated Death Benefit/Living Benefits Rider (LBR) (no longer available)	Provides opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee)	Optional
Effective January 1, 2019, the LBR can no longer be added to contracts issued before June 1, 2018. The LBR is not available to contracts issued on or after June 1, 2018.
• Issue Ages: No restrictions
• Terminal Illness Option and Nursing Home Option

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) (no longer available)
Provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for this rider
		Optional	Effective January 1, 2019, the ELB can no longer be added to contracts issued before June 1, 2018. • Issue ages: 20 – 80

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Death Benefit for Chronic Illness Rider
Accelerates payment of the death benefit if the Insured has been certified for at least 90 days within the last 12 months as having a condition resulting in the Insured being unable to perform certain activities without substantial assistance from another individual due to loss of functional capacity or requiring substantial supervision due to severe cognitive impairment
Optional
The ADBRCC is available to be added to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

Accelerated Death Benefit/Terminal Illness Rider (TIR) (no longer available)	Accelerates payment of the death benefit if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force	Optional
Effective January 1, 2019, the TIR can no longer be added to contracts issued before June 1, 2018. The TIR is not available to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
• Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

Accelerated Death Benefit for Terminal Illness Rider (no longer available)	This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician while this rider is in force	Optional
The ADBRTI is available to be added to contracts issued on or after June 1, 2018.
• Issue ages: No restrictions
Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences

Optional death benefit riders may provide protection in the event of a market downturn, but costs associated with optional riders that supplement the death benefit can limit the Contract’s participation in rising equity markets.  You should consult your financial professional.
Guaranteed Minimum Death Benefit Rider (GMDB)
Issue ages:  0-78 for Contracts issued on or after January 1, 2020
Issue ages:  0-59 for Contracts issued before January 1, 2020
There is no charge for this rider but it must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider;
•	for Contracts issued on or after January 1, 2020
Issue Age	Termination Date
Ages 0-60	20 years
61	19 years
62-63	18 years
64	17 years
65-66	16 years
67	15 years
68-69	14 years
70	13 years
71-72	12 years
73	11 years
74-75	10 years
76	9 years
77-78	8 years
•	for Contracts issued before January 1, 2020, the Insured’s Age 65; or
•	when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Lifetime Guaranteed Minimum Death Benefit Rider (LGM)
The LGM is not available to Contracts issued on or after January 1, 2020. Issue ages:  Same as the Contract
This rider must be requested at issue of the Contract and is not available with Coverage Option C.
This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met.
The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.
This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Lifetime Guaranteed Minimum Death Benefit Rider.
If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:
•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.
If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.
You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:
•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.
We have the right to deny reinstatement of the rider more than once during the life of the Contract.
This benefit terminates on the earliest of:
•	the date the Contract terminates for any reason;
•	the date you cancel this rider; or
•	when the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Disability Continuance of Insurance (DCOI)
Issue ages: 18-55, renewal through Age 59 for Contracts issued on or after January 1, 2020.
Issue ages: 15‑55, renewal through Age 59 for Contracts issued before January 1, 2020.
This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured.  DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Disability Premium Benefit Rider (DPB)
Issue ages: 18-55, renewal through Age 59 for Contracts issued on or after January 1, 2020.
Issue ages:  15-55, renewal through Age 59 for Contracts issued before January 1, 2020.

This rider provides for the payment of the disability Premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request.  DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.
Accidental Death Benefit (ADB)
Issue ages:  5-60
This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.
Option to Increase Specified Amount (Assured Insurability - AI)
Issue ages:  0-38
This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.
Spouse's Term Insurance (STI)
Issue ages:  15-50 (Spouse's age)
This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained Age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.
Children's Term Insurance (CTI)
Issue ages:  14 Days - 17 Years (Children's ages)
This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.
Other Insured Term Insurance (OI)
Issue ages:  0-65 (Other Insured's age)
This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.
Additional Life Insurance Rider (ALI)
Issue ages:  0-75

This rider provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor.  The minimum issue limit is $25,000.  The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount.  If the Contract has Accidental Death Benefit coverage, it is also available on this rider.
Monthly Benefit Rider (MBR)
Issue ages: 20-55
This rider pays a monthly benefit at the death of the Insured.  The monthly benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the Contract.  The coverage expires at the date shown in the Contract.
Accelerated Death Benefit/Living Benefits Rider (LBR)
Effective January 1, 2019, the LBR can no longer be added to contracts issued before June 1, 2018. The LBR is not available to contracts issued on or after June 1, 2018.
Issue ages:  No restrictions
This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:
Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.
Nursing Home Option.  This option will be available if:
•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.
An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:
•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.
For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%.  We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.
Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.
We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.
Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.
If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.
Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:
• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.
You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.
Termination.  This rider terminates the earliest of:
• the date the Contract terminates for any reason;
• the date you cancel this rider; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.
Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences. You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.
If you add the LBR, you cannot add the Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB) or the Accelerated Death Benefit/Terminal Illness Rider (TIR).
There is no monthly charge for this rider, but we may assess a $250 processing fee.
Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)
Effective January 1, 2019, the ELB can no longer be added to contracts issued before June 1, 2018.
Issue ages:  20 – 80
This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
More specifically, you may elect the confinement trigger if:
•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.
Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and
•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.
You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:
•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.
To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.
The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.
There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.
You may elect to receive benefit payments monthly or in a lump sum.
The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.
Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.
We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.
If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.
This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.
The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.
A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.
You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.
Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.
Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.
You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.
Your rider contract contains more information about the ELB.  Please read it carefully.
The rider contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.
If you request to add the ELB to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ELB, you cannot add the LBR or the Accelerated Death Benefit for Chronic Illness Rider (ADBRCC).
Example:
Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.
The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.
After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Contract Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Monthly Benefit Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Contract Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000
Accelerated Death Benefit for Chronic Illness Rider (ADBRCC)
The ADBRCC is available to be added to contracts issued on or after June 1, 2018.
Issue ages:  No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured has been certified for at least 90 days within the last 12 months as having a condition resulting in the Insured:
•	being unable to perform, without substantial assistance from another individual, at least two activities of daily living from the list below due to a loss of functional capacity; or
•
requiring substantial supervision to protect such Insured from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is defined as the deterioration or loss of the Insured’s intellectual capacity. It is measured by clinical evidence and standardized tests which reliably measure the Insured’s impairment in:

•	short or long term memory;
•	orientation as to people, places or time;
•	deductive or abstract reasoning; and
•	judgment as it relates to safety and awareness.

The activities of daily living are:
•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously. Eating does not include preparing meals.
•
Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene. Toileting does not include other activities that take place in the bathroom or lavatory.

•	Transferring – Moving into or out of a bed, chair or wheelchair. Transferring does not include mobility outside of the home or facility, including but not limited to transportation.
The chronic illness benefit is paid to you in a lump sum. The chronic illness benefit amount is stated in your rider contract.
The actuarial present value factor will be based on the life expectancy of the Insured and the accelerated death benefit interest rate, determined as of the date of the acceleration request. The accelerated death benefit interest rate is calculated under the terms of the rider and will not exceed 6%.
The minimum requested acceleration under this rider is the lesser of $10,000 or 10% of the Specified Amount and may not result in a chronic illness benefit that exceeds the per diem allowance permitted by section 101(g)(3) of the Internal Revenue Code, multiplied by the number of days in the current calendar year that the Insured is chronically Ill. If the Insured is chronically ill for only part of a calendar year, the chronic illness benefit will not be payable for the period during which the Insured was not chronically ill. The maximum sum of all requested accelerations, for the Contract to which this rider is attached, cannot exceed 80% of the Specified Amount as of the Contract Date, and can never exceed $300,000.

If your Contract has indebtedness, we will deduct a portion of the chronic illness benefit and apply this portion to reduce the indebtedness. The amount of the deduction is calculated pursuant to the terms of the rider.
You may request a chronic illness benefit no more than once each 12 months. We will pay a chronic illness benefit to you or your estate, unless you have otherwise designated or assigned this benefit, in a lump sum immediately after we receive your acceleration request and satisfactory proof that the Insured has a chronic Illness.
If the Insured dies after you request the payment of a chronic illness benefit, but before you have received such payment, we will cancel your request and pay the death benefit in accordance with the terms of the Contract.
Proof that the Insured is chronically ill will include a completed claim form and a written statement from a physician. This information will be used to determine the Insured’s estimated life expectancy in order to derive the actuarial present value factor used in the benefit calculation.  We will send you the claim form within 15 days of your acceleration request. If we do not send you the claim form within 15 days, you can meet the proof of loss requirement by giving us a written statement of your claim. In all events, we must receive certification from a physician certifying that the Insured is chronically ill. We reserve the right to review the Insured’s medical records and to obtain a second medical opinion of the Insured's medical condition at our expense. If there is a disagreement between your physician and the physician designated by us, a third medical opinion may be obtained, at our expense, by a mutually acceptable physician. Such third medical opinion will be binding on both parties.
We will require the signature of the Beneficiary, if the Beneficiary designation then in effect is irrevocable, or any assignee before we pay a benefit under this rider.
You may cancel this rider by filing a Written Notice with us.
This rider will be reinstated if:
•	the Contract to which this rider is attached terminates and is subsequently reinstated according to the Contract’s reinstatement provision; and
•	this rider was in force at the time the Contract terminated.
This rider terminates on the earliest of:
•	the date a benefit is paid under any Accelerated Death Benefit for Terminal Illness Rider (ADBRTI) attached to your Contract;
•
the date the total amount of requested accelerations under any accelerated death benefit riders attached to the Contract equals the maximum amount described in the Requesting an Acceleration section of the rider;

•	the date the Contract terminates for any reason;
•	the date this rider is cancelled by you;
•	the date the Contract matures;
•	the date the Insured dies; or
•	the date you surrender your Contract.
Adding the ADBRCC rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences. You should consult a tax adviser before adding the ADBRCC rider to your Contract or electing to receive benefits under the ADBRCC rider, and to determine what, if any, portion of benefits received under the ADBRCC rider may be excludible from income for tax purposes.
If you request to add the ADBRCC to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
If you add the ADBRCC, the Accelerated Death Benefit for Terminal Illness Rider (ADBRTI) will automatically be added to your contract.
If you add the ADBRCC, you cannot add the ELB.
There is no monthly charge for this rider, but we may assess a $250 processing fee.

Accelerated Death Benefit/Terminal Illness Rider (TIR)
Effective January 1, 2019, the TIR can no longer be added to contracts issued before June 1, 2018. The TIR is not available to contracts issued on or after June 1, 2018.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:
•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.
The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.
For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the contract’s total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date your Contract terminates;
•	the date we pay an accelerated death benefit; or
•	the date you cancel this rider.

Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $47,119.05 after the deduction of a $2,380.95 interest charge and a $500 loan repayment amount.
After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,380.95
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$47,119.05
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500
You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you add the TIR, you cannot add the LBR.
There is no monthly charge for this rider, but we may assess a $200 processing fee.
Accelerated Death Benefit for Terminal Illness Rider (ADBRTI)
The ADBRTI is available to be added to contracts issued on or after June 1, 2018.
Issue ages: No restrictions
This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed as having a terminal illness by a physician while this rider is in force.  A terminal illness is defined as any non-correctable medical condition which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  The date of the physician’s certification should be the same as the date of diagnosis with the date of diagnosis at least 14 days after the onset of the non-correctable medical condition.
The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 80% of the Specified Amount of your Contract at the time you submit your request.
The minimum benefit amount is 10% of the Specified Amount of your Contract or $10,000.
The maximum accelerated death benefit under this rider is $300,000.  The sum of all accelerated death benefit payments made by us under all accelerated death benefit riders attached to the Contract cannot exceed $300,000.
The amount we pay under this benefit is equal to the accelerated death benefit less:
•	a $250 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the accelerated death benefit interest rate divided by 1 plus the accelerated death benefit interest rate. The accelerated death benefit interest rate is calculated under the terms of the rider and will not exceed 6%.
The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with the death benefit Coverage Option you have selected under the Contract.
For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:
"B" is the accelerated death benefit;
"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and
"D" is your Contract Value at the time we pay the accelerated death benefit.
"E" is the Contract’s total Premiums paid minus the total amount of partial surrenders.
You may only elect the accelerated death benefit one time.
If the Insured dies after you request the payment of a terminal illness benefit, but before you have received such payment, we will cancel your request and pay the death benefit in accordance with the terms of the Contract.
Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.
You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We will furnish a claim form for this purpose within 15 days of your request.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.
If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage. Prior to and concurrent with payment of the accelerated death benefit, we will inform you and any irrevocable Beneficiary of the amount of the Contract’s remaining Specified Amount, Contract Value and loan amount.
Your right to receive payment under this rider is subject to the following conditions:
•	the Contract must be in force and not be in the grace period;
•	we must receive the approval of any assignee or irrevocable Beneficiary under your Contract;
•
we have the right to seek a second medical opinion as to any terminal condition the Insured may have. If we seek a second medical opinion, we will pay for it.  If there is a disagreement between your physician and the physician designated by us, a third medical opinion may be obtained, at our expense, by a mutually acceptable physician.  Such third medical opinion will be binding on both parties; and

•
this benefit provides for the accelerated payment of life insurance proceeds and is not intended to cause you to involuntarily gain access to proceeds ultimately payable to the named Beneficiary.  Therefore, we will make the accelerated death benefit proceeds available to you on a voluntary basis only.  Accordingly:

•	if you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, you are not eligible for this benefit; or
•	if you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement, you are not eligible for this benefit.
This rider will be reinstated if:
•	the Contract to which this rider is attached terminates and is subsequently reinstated according to the Contract’s reinstatement provision; and
•	this rider was in force at the time the Contract terminated.

The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:
•	the date the Contract terminates for any reason;
•	the date an accelerated death benefit payment amount is paid;
•
the date the total amount of accelerated death benefits under any accelerated death benefit riders attached to the Contract equals the maximum amount described in the accelerated death benefit section;

•	the date the Insured dies;
•	the date this rider is cancelled by you; or
•	the date the Contract matures.
Example:
Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $4,000 for a death benefit amount of $96,000.  The Insured has submitted a claim for an accelerated death benefit of $80,000.  The accelerated death benefit is $74,219.90 after the deduction of a $2,330.10 interest charge, a $3,200 loan repayment amount, and a $250 processing fee (currently waived).
After the accelerated death benefit is paid, the Specified Amount is $20,000.00, the Contract Value is $1,670, the Loan Balance is $800, the remaining surrender charge is $32.40, and the remaining death benefit is $19,200.
Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$4,000
	Contract Value	$8,350
	Surrender Charge	$162
	Death Benefit	$96,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$80,000
	Accelerated Death Benefit Percentage	80%
	Interest Charge	$2,330.10
	Processing Fee	$250
	Loan Repayment Amount	$3,200
	Accelerated Death Benefit Payment	$74,219.90
Adjusted Contract Values	Specified Amount	$20,000
	Outstanding Contract Loan	$800
	Contract Value	$1,670
	Surrender Charge	$32.40
	Death Benefit	$19,200
You should know that adding or electing to use the ADBRTI rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See "TAX CONSIDERATIONS")
If you request to add the ADBRTI to an inforce contract, you must also request to increase your Specified Amount by at least $25,000.
There is no monthly charge for this rider, but we may assess a $250 processing fee.
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS
The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.
The cost of insurance rates for the Other Insured Rider and the Additional Life Insurance Rider are generally lower than the Contract’s cost of insurance rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract’s Specified Amount.
Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.
HOW YOUR CONTRACT VALUES VARY
Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUMS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the death benefit provided certain requirements are met.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT
A monthly bonus of 0.03333% (0.40% on an annualized basis) of your Variable Account Value may be paid in Contract Years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $500,000 in years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $100,000 in years 21 and after.  We will credit any bonus on each Monthly Anniversary Day.  These bonuses are not guaranteed.
DETERMINING THE CONTRACT VALUE
On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:
•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contracts;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.
Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.
The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:
•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.
Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.
Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.
Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:
•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.
Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.
CASH SURRENDER VALUE
The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See "SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE")  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.
CASH BENEFITS
CONTRACT LOANS
You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See "PAYMENT OF PROCEEDS")
Interest.  We will charge interest on any Loan Balance at an annual rate of 5%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.
Loan Collateral. When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.
For Contracts issued on or after January 1, 2020, we will credit the Loan Account with interest at an effective annual rate of not less than 2%.  Thus, the maximum net cost of a loan is 3% per year.  For Contracts issued before January 1, 2020, we will credit the Loan Account with interest at an effective annual rate of not less than 3%.  Thus, the maximum net cost of a loan is 2% per year (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan may be available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 5%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.
Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.
Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the unloaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.
Contract Loans may have tax consequences.  In particular, if your Contract is a "modified endowment contract," Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see "TAX CONSIDERATIONS."  You should consult a tax adviser before taking out a Contract Loan.
We will deduct the Loan Balance from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")
Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61‑day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination.  (See "PREMIUMS TO PREVENT LAPSE")
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE
You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See "SURRENDER CHARGE")  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See "PAYMENT OF PROCEEDS")  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See "PAYMENT OPTIONS")  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)
PARTIAL SURRENDERS
You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.
When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS")
If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the death benefit.
We have the right to reject a partial surrender request if:
•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•	the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.
We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days"PAYMENT OF PROCEEDS".  (See )
PAYMENT OPTIONS
The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed‑benefit annuities, which do not vary, with the investment performance of a separate account.
You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:
Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.
Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.
Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 1.0% (for Contracts issued on or after January 1, 2020) or 1.5% (for Contracts issued before January 1, 2020) per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.
Option 4: Life Income. We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.
Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  For Contracts issued on or after January 1, 2020, if payments under the payment option selected are less than $25, payments may be made less frequently at our option.  For Contracts issued before January 1, 2020, if payments under the payment option selected are less than $50, payments may be made less frequently at our option.
Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.
Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.
If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.
PAYMENT OF PROCEEDS
We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.
We determine the amount of the Death Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:
•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.
In addition, if, pursuant to SEC rules, the Federated Hermes Government Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Hermes Government Money Fund II Subaccount until the Fund is liquidated.
If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.
If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.
Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:
•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.
Any other use of the Legacy Account requires approval of the Company.
REINSTATEMENT
For Contracts issued before January 1, 2020
If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the contract from lapsing with interest from the date of lapse, plus two months of guaranteed monthly premium if the contract lapsed during the guaranteed payment period or three-monthly deductions if the contract lapsed after the guaranteed payment period.
For Contracts issued on or after January 1, 2020
If your Contract lapses, you may reinstate it within three years after lapse.  In order to reinstate, we must receive satisfactory evidence of insurability of the Insured, payment of the premium amount which would have been sufficient to keep the contract from lapsing with interest from the date of lapse, plus two months of guaranteed monthly premium if the contract lapsed during the guaranteed payment period or three-monthly deductions if the contract lapsed after the guaranteed payment period.
TAX CONSIDERATIONS
INTRODUCTION
The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
TAX STATUS OF THE CONTRACT
In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.
In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.
The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS
In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.
Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."
Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts.  Due to the Contract’s flexibility with respect to Premium Payments and benefits, each Contract’s circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the "7-pay test."  A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.  In addition, a Contract received in a tax-free exchange for another life insurance contract that was a Modified Endowment Contract will also be classified as a Modified Endowment Contract.
If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a "material change" in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:
•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.
Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.
Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.
Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.
Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.
Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.
Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.
Life Insurance Purchases by Residents of Puerto Rico.  In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.
Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.
Employer-owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.
Non-Individual Owners and Business Beneficiaries of Contracts. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Accelerated Death Benefit Riders.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under such riders.
Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.
Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.
Tax Shelter Regulations.  Prospective owners that are corporations should consult a tax advisor about the treatment of the Contract under the Treasury Regulations applicable to corporate tax shelters.
Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.
Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax on Investment Income. A 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.
Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.
OUR INCOME TAXES
Under current Federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE
SALE OF THE CONTRACTS
We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial will enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.  We pay commissions to selling firms for the sale of the Contracts by registered representatives as well as selling firms.  The maximum commissions payable for sales are:  120% of Premiums up to one target Premium and 3% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 0% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.20% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above.  Additional amounts may be paid in certain circumstances.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.
We and/or Sunset Financial may pay certain selling firms additional amounts for:  (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their registered representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; and (4) other sales expenses incurred by them.  We and/or Sunset Financial may make bonus payments to certain selling firms based on aggregate sales of our variable insurance contracts (including the Contract).   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  deferred compensation and insurance benefits of registered persons of Sunset Financial; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Because they are also appointed insurance agents of Kansas City Life, some registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.
Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
American Century Variable Portfolios II, Inc., American Funds Insurance Series®, Columbia Funds Variable Series Trust II, Federated Hermes Insurance Series, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Northern Lights Variable Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.
Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS
You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:
•	transfer of Contract Value;
•	change in Premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.
In addition, you may make a partial surrender request by telephone if you have provided proper authorization to us.
We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.
We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.
Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.
Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.
We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.
The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.
Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.
COMPANY HOLIDAYS
We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.
LITIGATION
The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, is not likely to have a material adverse effect on the Variable Account or the ability of the Company to meet its obligations under the Contract.
CHANGE OF ADDRESS NOTIFICATION
To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.
FINANCIAL STATEMENTS
Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.
Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
UNCLAIMED PROPERTY LAWS
Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This "escheatment" is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

DEFINITIONS
Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured’s Age on the birthday closest to the Contract Date. Age means the issue age plus the number of completed Contract Years. The Contract is issued at the age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Hermes Government Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person or entity you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value at the time of surrender, less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the death benefit.  Option A provides a death benefit at least equal to the Specified Amount.  Option B provides a death benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a death benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Insured	The person whose life we insure under the Contract.

Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Hermes Government Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.  We allocate the Contract Value based on the Premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX A - PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the Contract.  Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://pex.broadridge.com/funds.asp?cid=kclife.  You can also request this information at no cost by calling us at (800)-616-3670 or by sending an email request to statecompliance@kclife.com.

The current expenses and performance information below reflects the fees and expenses of the Portfolio Companies but do not reflect the other fees and charges that the Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
Capital growth	AIM Variable Insurance Funds Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.86%	11.92%	21.74%	17.37%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.80%	27.74%	13.97%	12.27%
Long-term growth of capital	AIM Variable Insurance Funds Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. ("Invesco")).	0.98%	14.41%	25.03%	17.48%
Capital growth	American Century Variable Portfolios, Inc. VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).	0.91%[11]	11.16%	19.89%	15.64%
Capital growth by investing in common stocks (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Disciplined Core Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.70%	23.65%	13.96%	13.69%
Capital growth	American Century Variable Portfolios, Inc. VP International Fund – Class I (Manager: American Century Investment Management, Inc.).	0.99%[11]	8.75%	14.35%	10.06%
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.75%[11]	23.20%	9.41%	12.82%
Long-term capital growth	American Century Variable Portfolios, Inc. VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).	0.79%[11]	23.16%	27.02%	20.21%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital growth (Income is a secondary objective)	American Century Variable Portfolios, Inc. VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).	0.73%[11]	24.51%	9.55%	12.03%
Long-term total return using a strategy that seeks to protect against U.S. inflation	American Century Variable Portfolios II, Inc. VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).	0.71%	6.27%	5.01%	2.82%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term	American Funds Insurance Series® Asset Allocation Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.55%	15.10%	11.71%	11.33%
Provide a level of current income that exceeds the average yield on U.S. stocks generally and provide a growing stream of income over the years. Providing growth of capital is a secondary objective	American Funds Insurance Series® Capital Income Builder® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.52%[11]	14.94%	8.26%	-
Provide, over the long term, a high level of total return consistent with prudent investment management	American Funds Insurance Series® Capital World Bond Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.75%	-4.92%	3.49%	2.07%
Long-term growth of capital	American Funds Insurance Series® Global Growth Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.67%[11]	16.42%	19.70%	15.66%
Achieve long-term growth of capital and income	American Funds Insurance Series® Growth-Income Fund – Class 2 Shares (Manager: Capital Research and Management CompanySM).	0.54%	24.10%	16.39%	15.42%
Long-term capital appreciation	American Funds Insurance Series® New World Fund® – Class 2 Shares (Manager: Capital Research and Management CompanySM) ).	0.82%[11]	4.92%	13.25%	8.67%
Provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Asset Allocation Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.90%[11]	12.50%	8.94%	-

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
Produce income and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Washington Mutual Investors FundSM – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.89%[11]	17.11%	7.01%	-
Growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.94%[11]	12.89%	17.90%	-
Achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk Growth-Income Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	0.88%[11]	15.05%	12.08%	-
Provide long-term growth of capital while seeking to manage volatility and provide downside protection	American Funds Insurance Series® Managed Risk Funds, Managed Risk International Fund – Class P2 Shares (Manager: Capital Research and Management CompanySM; Subadvisor: Milliman Financial Risk Management LLC).	1.10%[11]	-4.13%	5.95%	-
The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Variable Investment Fund Appreciation Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Fayez Sarofim & Co.).	0.80%	27.13%	20.48%	14.47%
The fund seeks capital growth.	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Newton Investment Management North America, LLC	0.82%	16.46%	11.40%	13.58%
The fund seeks to match the total return of the S&P 500® Index.	BNY Mellon Stock Index Fund, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.).; Sub-Investment Advisor: Mellon Investments Corporation	0.26%	28.40%	18.17%	16.26%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
The fund seeks long-term capital appreciation.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Initial Shares (Manager: BNY Mellon Investment Adviser, Inc.; Sub-Investment Advisor: Newton Investment Management Limited).	0.67%[11]	27.00%	18.49%	15.59%
High long-term total return through growth and current income	Calamos® Advisors Trust, Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).	1.20%	21.40%	15.56%	11.57%
Growth of capital	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.09%[11]	16.27%	19.81%	15.25%
Long-term capital appreciation	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.23%[11]	38.68%	31.09%	23.86%
Long-term capital growth	Columbia Funds Variable Series Trust II, Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).	1.10%[11]	30.62%	10.30%	12.72%
Achieve high current income and moderate capital appreciation	Federated Hermes Insurance Series Federated Hermes Managed Volatility Fund II – P (Manager: Federated Hermes Global Investment Management Corp.; Sub-Adviser: Federated Hermes Investment Management Company).	0.98%	18.51%	9.22%	8.31%
Seek high current income	Federated Hermes Insurance Series Federated Hermes High Income Bond Fund II – P (Manager: Federated Hermes Investment Management Company).	0.82%[11]	4.85%	5.57%	6.34%
Provide current income consistent with stability of principal and liquidity	Federated Hermes Insurance Series Federated Hermes Government Money Fund II – S (Manager: Federated Hermes Investment Management Company).	0.63%[11]	0.00%	0.68%	0.34%
Long-term capital appreciation	Fidelity® Variable Insurance Products Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors: FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).	0.85%	27.51%	19.87%	16.35%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
High total return (Principal preservation is a secondary objective)	Fidelity® Variable Insurance Products Freedom Income Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.60%	3.03%	6.08%	4.88%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2010 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.67%	5.60%	8.18%	7.40%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2015 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.71%	7.39%	9.36%	8.16%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2020 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.75%	9.26%	10.41%	8.98%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2025 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.78%	10.55%	11.24%	9.97%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2030 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.82%	12.07%	12.48%	10.81%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2035 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.87%	15.18%	13.98%	11.97%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2040 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.90%	17.50%	14.72%	12.39%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2045 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.90%	17.53%	14.72%	12.49%
High total return (Principal preservation as the Fund approaches its target date is a secondary objective)	Fidelity® Variable Insurance Products Freedom 2050 Portfolio – Service Class 2 (Manager: FMR Co., Inc. (FMRC)).	0.90%	17.51%	14.72%	12.55%
High total return	Franklin Templeton Variable Insurance Products Trust, Franklin Global Real Estate VIP Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).	1.20%[11]	26.79%	8.62%	8.65%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Franklin Small-Mid Cap Growth VIP Fund – Class 2 (Manager: Franklin Advisers, Inc.).	1.08%	10.01%	20.84%	15.70%
Long-term capital appreciation	Franklin Templeton Variable Insurance Products Trust, Templeton Developing Markets VIP Fund – Class 2 (Manager: Templeton Asset Management Ltd.).	1.44%[11]	-5.74%	10.60%	4.84%
Long-term capital growth	Franklin Templeton Variable Insurance Products Trust, Templeton Foreign VIP Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).	1.11%[11]	4.16%	2.71%	4.00%
Capital appreciation (Achieving current income by investing primarily in equity securities is a secondary objective)	JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).	0.76%	29.88%	10.63%	12.99%
Capital growth over the long term	JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).	0.80%	21.38%	11.77%	14.01%
Provide high total return from a portfolio of selected equity securities	JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).	0.74%	29.34%	19.63%	17.47%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Growth Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.71%[11]	23.53%	24.87%	19.33%
Capital appreciation	MFS® Variable Insurance Trust, MFS® Research Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.78%[11]	24.80%	17.94%	15.64%
Total return with an emphasis on current income, but also considering capital appreciation	MFS® Variable Insurance Trust, MFS® Total Return Bond Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.53%[11]	-0.81%	4.14%	3.65%
Total return	MFS® Variable Insurance Trust, MFS® Total Return Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.61%[11]	14.12%	9.84%	9.59%

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Total Returns
			(as of 12/31/2021)
			1 year	5 year	10 year
Total return	MFS® Variable Insurance Trust, MFS® Utilities Series – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.78%[11]	14.09%	11.89%	9.93%
Total return with an emphasis on high current income, but also considering capital appreciation	MFS® Variable Insurance Trust II MFS® Income Portfolio – Initial Class Shares (Manager: Massachusetts Financial Services Company).	0.75%[11]	0.47%	5.01%	4.61%
Provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.75%	8.57%	6.48%	5.29%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.74%	12.59%	8.29%	6.15%
Capital appreciation with less volatility than the equity markets as a whole	Northern Lights Variable Trust, TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager: ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager: Milliman Financial Risk Management LLC).	0.74%	11.06%	7.64%	6.09%

11 Denotes Fund Portfolio and their investment adviser have entered into temporary expense reimbursements and/or fee waivers. See the prospectus for the Fund Portfolio for further information

APPENDIX B
Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Non-tobacco and tobacco

For Contracts issued before January 1, 2020

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.02	6.45	23	12.77	13.68	46	23.84	27.25	69	42.53	42.85
1	6.02	6.45	24	13.26	14.21	47	24.05	27.49	70	42.97	42.97
2	6.02	6.45	25	13.78	14.76	48	24.29	27.76	71	43.26	43.60
3	6.02	6.45	26	14.39	15.42	49	24.56	28.06	72	43.43	43.78
4	6.02	6.45	27	15.05	16.13	50	24.86	28.42	73	43.47	43.83
5	6.02	6.45	28	15.76	16.89	51	25.23	28.83	74	43.76	44.12
6	6.52	6.99	29	16.51	17.69	52	25.65	29.31	75	43.92	44.28
7	6.99	7.49	30	16.69	18.54	53	26.15	29.89	76	44.07	44.43
8	7.42	7.95	31	17.47	19.41	54	26.73	30.54	77	44.21	44.58
9	7.83	8.39	32	18.24	20.27	55	27.30	31.20	78	44.34	44.71
10	8.22	8.81	33	19.01	20.42	56	28.01	32.02	79	44.46	44.84
11	8.58	9.20	34	19.74	21.20	57	28.83	32.94	80	44.58	45.00
12	8.93	9.57	35	20.40	21.91	58	29.74	33.98	81	44.00	45.00
13	9.28	9.95	36	20.78	22.49	59	30.76	35.15	82	44.00	45.00
14	9.62	10.31	37	21.38	22.97	60	31.89	36.45	83	44.00	45.00
15	9.94	10.65	38	21.76	23.37	61	33.14	37.87	84	43.75	45.00
16	10.26	11.00	39	22.06	24.35	62	34.48	39.41	85	43.25	45.00
17	10.58	11.34	40	22.29	24.77	63	35.97	41.10
18	10.91	11.69	41	23.28	24.95	64	37.56	41.59
19	11.23	12.03	42	23.41	25.08	65	39.27	41.79
20	11.56	12.39	43	23.49	25.17	66	40.45	42.21
21	11.93	12.78	44	23.58	25.26	67	41.25	42.46
22	12.33	13.22	45	23.66	27.04	68	41.96	42.58

Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Non-tobacco

For contracts issued on or after January 1, 2020

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.00	6.25	23	8.45	8.70	46	18.80	23.00	69	42.00	48.00
1	6.15	6.40	24	8.50	8.75	47	19.60	23.50	70	42.00	48.00
2	6.30	6.55	25	8.50	9.00	48	20.40	24.60	71	43.00	48.00
3	6.45	6.70	26	8.80	9.40	49	21.20	25.70	72	43.00	48.00
4	6.60	6.85	27	9.10	9.80	50	22.00	26.80	73	44.00	48.00
5	6.75	7.00	28	9.40	10.20	51	22.80	27.90	74	44.00	48.00
6	6.90	7.15	29	9.70	10.60	52	23.60	29.00	75	45.00	48.00
7	7.05	7.30	30	10.00	11.00	53	24.40	30.10	76	45.00	48.00
8	7.20	7.45	31	10.30	11.40	54	25.20	31.20	77	45.00	48.00
9	7.35	7.60	32	10.60	11.80	55	26.00	33.00	78	45.00	48.00
10	7.50	7.75	33	10.90	12.20	56	27.40	34.50	79	45.00	48.00
11	7.65	7.90	34	11.20	12.60	57	28.80	35.75
12	7.80	8.05	35	11.50	13.00	58	30.20	37.00
13	7.95	8.20	36	12.15	13.90	59	31.60	38.50
14	8.10	8.25	37	12.80	14.80	60	33.00	40.00
15	8.25	8.30	38	13.45	15.70	61	34.40	41.75
16	8.30	8.35	39	14.10	16.60	62	35.80	43.50
17	8.30	8.40	40	14.75	17.50	63	37.20	45.00
18	8.35	8.45	41	15.40	18.40	64	38.60	46.50
19	8.35	8.50	42	16.05	19.30	65	40.00	48.00
20	8.40	8.55	43	16.70	20.20	66	40.00	48.00
21	8.40	8.60	44	17.35	21.10	67	41.00	48.00
22	8.45	8.65	45	18.00	22.00	68	41.00	48.00

Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Tobacco

For Contracts issued on or after January 1, 2020

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
18	9.40	9.85	41	19.20	22.80	64	43.80	47.20
19	9.80	10.25	42	19.90	23.60	65	45.00	48.00
20	10.15	10.65	43	20.60	24.40	66	45.00	48.00
21	10.50	11.05	44	21.30	25.20	67	45.00	48.00
22	10.85	11.45	45	22.00	26.00	68	45.00	48.00
23	11.25	11.85	46	23.10	27.40	69	45.00	48.00
24	11.60	12.25	47	24.20	28.80	70	45.00	48.00
25	12.00	13.00	48	25.30	30.20	71	45.00	48.00
26	12.30	13.50	49	26.40	31.60	72	45.00	48.00
27	12.60	14.00	50	27.50	33.00	73	45.00	48.00
28	12.90	14.50	51	28.60	34.40	74	45.00	48.00
29	13.20	15.00	52	29.70	35.80	75	45.00	48.00
30	13.50	15.50	53	30.80	37.20	76	45.00	48.00
31	13.80	16.00	54	31.90	38.60	77	45.00	48.00
32	14.10	16.50	55	33.00	40.00	78	45.00	48.00
33	14.40	17.00	56	34.20	40.80	79	45.00	48.00
34	14.70	17.50	57	35.40	41.60
35	15.00	18.00	58	36.60	42.40
36	15.70	18.80	59	37.80	43.20
37	16.40	19.60	60	39.00	44.00
38	17.10	20.40	61	40.20	44.80
39	17.80	21.20	62	41.40	45.60
40	18.50	22.00	63	42.60	46.40

APPENDIX C
Surrender Charge Percentages of Initial Surrender Charge Factor

For contracts issued before January 1, 2020

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
There will not be a Surrender Charge after the end of the 15th Contract Year unless you requested an increase in Specified Amount

	Ages––––>
Year	0-15	16-45	46-50	51-55	56-60	61-65	66-70	71+

1	50%	45%	50%	65%	75%	85%	95%	100%
2	75%	73%	75%	83%	88%	93%	98%	100%
3	100%	100%	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%	100%	100%
6	90%	90%	90%	90%	90%	90%	90%	90%
7	80%	80%	80%	80%	80%	80%	80%	80%
8	70%	70%	70%	70%	70%	70%	70%	70%
9	60%	60%	60%	60%	60%	60%	60%	60%
10	50%	50%	50%	50%	50%	50%	50%	50%
11	40%	40%	40%	40%	40%	40%	40%	40%
12	32%	32%	32%	32%	32%	32%	32%	32%
13	24%	24%	24%	24%	24%	24%	24%	24%
14	16%	16%	16%	16%	16%	16%	16%	16%
15	8%	8%	8%	8%	8%	8%	8%	8%
16+	0%	0%	0%	0%	0%	0%	0%	0%

Surrender Charge Percentages of Initial Surrender Charge Factor

For Contracts issued on or after January 1, 2020

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
There will not be a Surrender Charge after the end of the 10th Contract Year unless you requested an increase in Specified Amount

Year	Percentage
1	100%
2	100%
3	100%
4	87.5%
5	75%
6	62.5%
7	50%
8	37.5%
9	25%
10	12.5%
11	0%

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.

Investment Company Act of 1940 Registration File No. 811-09080
Contract Identifier C000066427

3520 Broadway
Kansas City, Missouri 64111
Kansas City Life’s Century II Variable Product Series is distributed by Sunset Financial Services, Inc., a wholly owned subsidiary of Kansas City Life Insurance Company.

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Century II Accumulator Variable Universal Life Prospectus
Individual Flexible Premiums Variable Life Insurance Contract
Statement of Additional Information

Kansas City Life Variable Life Separate Account

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus, and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information.  This Statement of Additional Information incorporates terms used in the current prospectus for the Contract. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2022.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895.  Kansas City Life is currently licensed to transact life insurance business in 49 states and the District of Columbia.
We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business.  We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions.  We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.
ADDITIONAL CONTRACT INFORMATION
SPECIALIZED USES OF THE CONTRACT
Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)
INCONTESTABILITY
For Contracts issued on or after January 1, 2020, we cannot contest the validity of the Contract after it has been in force during the Insured’s lifetime for two years from the Contract Date, except for fraud, when permitted by applicable law in the state where the Contract is delivered or issued for delivery, or if the Contract lapses as described in the Contract.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase, except for fraud, when permitted by applicable law in the state where the Contract is delivered or issued for delivery.
If this Contract terminates and it is reinstated, we cannot contest statements made in a reinstatement application after the Contract has been in force during the Insured’s lifetime for two years from the date of the reinstatement application, except for fraud, when permitted by applicable law in the state where the Contract was delivered or issued for delivery.
For Contracts issued before January 1, 2020, after the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.
We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.
If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.
SUICIDE EXCLUSION
For Contracts issued on or after January 1, 2020 (excluding those issued in California, Delaware, Florida, North Dakota, and South Dakota), if the Insured dies by suicide, while sane or insane, within two years of the Contract Date or the date of a reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract, less the amount of any loan balance and partial surrenders.
1

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount, the amount payable by us associated with such increase will be limited to the part of the Monthly Deduction associated with the increase.
If the Insured dies by suicide, while sane or insane, within two years of the date of the reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract from the date of reinstatement, less any loan balance.
For Contracts issued on or after January 1, 2020 in California, Delaware, Florida, North Dakota, and South Dakota, if the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) of the Contract Date or the date of a reinstatement application, the amount payable by us will be equal to the Contract Value, less the amount of any loan balance.
If the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) after the effective date of any increase in the Specified Amount, the amount payable by us associated with such increase will be limited to the Cost of Insurance associated with the increase.
If the Insured dies by suicide, while sane or insane, within two years (one year in North Dakota) of the date of the reinstatement application, the amount payable by us will be equal to the total premiums paid on the Contract from the date of reinstatement, less any loan balance.
For Contracts issued before January 1, 2020, if the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.
If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.
MISSTATEMENT OF AGE OR SEX
For Contracts issued on or after January 1, 2020, if it is determined that the Age or sex of the Insured as stated in the Contract is not correct, we will adjust the death benefit under the Contract.  The death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age or sex would have provided plus the Contract Value.
For Contracts issued on or after January 1, 2020, while the Contract is in force and the Insured is alive, future cost of insurance deductions will reflect the corrected Age or sex of the Insured.
For Contracts issued before January 1, 2020, if it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value.  The adjustment will be the difference between the following amounts accumulated at 3% interest annually. The two amounts are:
•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.
For Contracts issued before January 1, 2020, if after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).
MISSTATEMENT OF TOBACCO STATUS
For Contracts issued on or after January 1, 2020, the Contract is issued at the risk class shown in the Contract.  If it is determined during the first two Contract Years that the Insured’s risk class is not stated correctly, we will adjust the death benefit under the Contract.  The death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct risk class would have provided plus the Contract Value.
While the Contract is in force and the Insured is alive, future cost of insurance deductions will reflect the corrected risk class of the Insured.
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ASSIGNMENT
You may assign the Contract in accordance with its terms. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment.  No assignment will be binding on us until we record it.  We assume no responsibility for the validity or sufficiency of any assignment.  An assignment is subject to any loan balance.  We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.  An assignment may have tax consequences.
REDUCED CHARGES FOR ELIGIBLE GROUPS
We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer, or similar entity.  We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:
•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.
Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.
ADDITIONAL PREMIUM INFORMATION
GENERALLY
Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.
PLANNED PREMIUMS
Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.
PREMIUMS TO PREVENT LAPSE
Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.
•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

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UNDERWRITING REQUIREMENTS
Kansas City Life currently places Insureds into one of the following risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, Preferred Non-tobacco, or Preferred Elite Non-tobacco.  For Contracts issued on or after January 1, 2020, Insureds may also be placed in the Standard Select Non-tobacco risk class.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.
For Contracts issued on or after January 1, 2020, Preferred Non-tobacco rates are available for Issues Ages 0-79 (65 in California).  Standard Tobacco, Preferred Tobacco, Standard Non-tobacco, Standard Select Non-tobacco, and Preferred Elite Non-tobacco rates are available for Issue Ages 18-79 (65 in California).
For Contracts issued before January 1, 2020, Standard Non-tobacco and Preferred Non-Tobacco rates are available for Issue Ages 0-80.  Standard Tobacco, Preferred Non-tobacco and Preferred Elite Non-Tobacco rates are available for Issue Ages 15-80.
Contracts issued before January 1, 2020 with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.
•	Insureds in preferred non-tobacco risk classes will generally incur lower cost of insurance rates than Insureds who are classified as Standard Non-tobacco.
•	Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco.
•
We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation, or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS
We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.
Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker‑dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.
Sunset Financial will enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.
We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with broker-dealers who have entered into selling agreements.
Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2019	$141,023.45	$141,023.45
2020	$141,542.93	$141,542.93
2021	$171,955.97	$171,955.97
* Includes sales compensation paid to registered persons of Sunset Financial.
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OTHER INFORMATION
RESOLVING MATERIAL CONFLICTS
The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.
MINIMUM GUARANTEED AND CURRENT INTEREST RATES
For Contracts issued on or after January 1, 2020, we guarantee to credit the Fixed Account Value with a minimum 2% effective annual interest rate.  We intend to credit the Fixed Account Value with current interest rates in excess of the 2% minimum, but we are not obligated to do so.  For Contracts issued before January 1, 2020, we guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate.  We intend to credit the Fixed Account Value with current interest rates in excess of the 3% minimum, but we are not obligated to do so.  Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates.  We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.
For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 2% for Contracts issued on or after January 1, 2020, or 3% for Contracts issued before January 1, 2020.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS
Cost of insurance rates for Contracts generally distinguish between males and females.  Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)
We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.
REPORTS TO CONTRACT OWNERS
We will mail you a report containing key information about the Contract at least annually.  The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation.  We will show the information in the report as of a date no more than two months prior to the date of mailing.  We will send you a report at any other time during the year that you request for a reasonable charge.
EXPERTS
The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2021 and 2020 and for each of the years in the three-year period ended December 31, 2021; the statement of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended; have been included herein in reliance upon
5

the report of BKD, LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
LEGAL MATTERS
Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.
ADDITIONAL INFORMATION
We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.
FINANCIAL STATEMENTS
The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:
•	consolidated balance sheets as of December 31, 2021 and 2020; and
•	related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2021.
The following financial statements for the Variable Account are included in this Statement of Additional Information:
•	statement of net assets as of December 31, 2021; and
•
related statement of operations for the period or year ended December 31, 2021, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2021, and financial highlights for each of the periods or years in the five-year period ended December 31, 2021.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.
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Financial Information
Amounts in thousands, except share data, security counts, claim counts, or as otherwise noted.

Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31,
	2021	2020
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2021 - $2,894,877; 2020 - $2,797,990)	$3,088,197	$3,118,980
Equity securities, at fair value (cost: 2021 - $3,097; 2020 - $5,933)	3,676	6,647
Mortgage loans	596,037	601,607
Real estate	142,278	165,403
Policy loans	82,060	84,447
Short-term investments	74,501	119,116
Other investments	12,840	10,838
Total investments	3,999,589	4,107,038

Cash	5,419	7,203
Accrued investment income	30,298	31,413
Deferred acquisition costs	292,027	276,425
Reinsurance recoverables	399,951	391,439
Other assets	201,170	186,453
Separate account assets	504,976	463,041
Total assets	$5,433,430	$5,463,012

LIABILITIES
Future policy benefits	$1,397,111	$1,383,674
Policyholder account balances	2,247,392	2,231,640
Policy and contract claims	69,787	71,344
Other policyholder funds	185,713	175,131
Other liabilities	198,017	229,443
Separate account liabilities	504,976	463,041
Total liabilities	4,602,996	4,554,273

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,025	41,025
Retained earnings	933,338	933,092
Accumulated other comprehensive income	74,251	152,802
Treasury stock, at cost (2021 and 2020 - 8,813,266 shares)	(241,301)	(241,301)
Total stockholders’ equity	830,434	908,739
Total liabilities and stockholders’ equity	$5,433,430	$5,463,012
See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income
	Year Ended December 31,
	2021	2020	2019
REVENUES
Insurance revenues:
Net premiums	$208,864	$223,756	$223,227
Contract charges	121,803	126,722	125,886
Total insurance revenues	330,667	350,478	349,113
Investment revenues:
Net investment income	142,468	145,684	148,349
Net investment gains	25,417	21,835	9,133
Total investment revenues	167,885	167,519	157,482
Other revenues	12,760	5,913	6,098
Total revenues	511,312	523,910	512,693

BENEFITS AND EXPENSES
Policyholder benefits	280,886	280,970	257,621
Interest credited to policyholder account balances	79,725	78,792	78,520
Amortization of deferred acquisition costs	33,217	42,141	35,948
Operating expenses	104,564	106,093	111,154
Total benefits and expenses	498,392	507,996	483,243

Income before income tax expense	12,920	15,914	29,450

Income tax expense	2,216	744	5,023

NET INCOME	$10,704	$15,170	$24,427

COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Changes in:
Net unrealized gains (losses) on securities available for sale	$(100,859)	$115,900	$129,609
Effect on deferred acquisition costs, value of business acquired, and deferred revenue liabilities	7,946	(7,809)	(11,608)
Policyholder liabilities	9,247	(15,882)	(15,987)
Benefit plan obligations	5,115	1,087	3,042
Other comprehensive income (loss)	(78,551)	93,296	105,056

COMPREHENSIVE INCOME (LOSS)	$(67,847)	$108,466	$129,483

Basic and diluted earnings per share:
Net income	$1.11	$1.57	$2.52
See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity

	Year Ended December 31,
	2021	2020	2019

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL, beginning and end of year	41,025	41,025	41,025

RETAINED EARNINGS
Beginning of year	933,092	928,380	914,411
Net income	10,704	15,170	24,427
Stockholder dividends (2021, 2020, and 2019 - $1.08 per share)	(10,458)	(10,458)	(10,458)

End of year	933,338	933,092	928,380

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year	152,802	59,506	(45,550)
Other comprehensive income (loss)	(78,551)	93,296	105,056

End of year	74,251	152,802	59,506

TREASURY STOCK, at cost, beginning and end of year	(241,301)	(241,301)	(241,301)

TOTAL STOCKHOLDERS’ EQUITY	$830,434	$908,739	$810,731
See accompanying Notes to Consolidated Financial Statements
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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2021	2020	2019
OPERATING ACTIVITIES
Net income	$10,704	$15,170	$24,427
Adjustments to reconcile net income to net cash provided by (used from) operating activities:
Amortization of investment premium and discount	1,669	1,978	3,321
Depreciation and amortization	7,967	8,538	8,367
Acquisition costs capitalized	(38,239)	(44,151)	(48,443)
Amortization of deferred acquisition costs	33,217	42,141	35,948
Net investment gains	(25,417)	(21,835)	(9,133)
Gain on sale of subsidiary	(5,500)	—	—
Changes in assets and liabilities:
Reinsurance recoverables	(8,513)	(12,667)	(12,576)
Future policy benefits	24,761	33,050	32,274
Policyholder account balances	(42,995)	(34,520)	(43,516)
Income taxes payable and deferred	(4,983)	(2,923)	5,960
Other, net	1,010	21,113	3,503
Net cash provided (used)	(46,319)	5,894	132

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(434,696)	(344,098)	(342,477)
Equity securities	(259)	(380)	—
Mortgage loans	(103,942)	(109,060)	(25,036)
Real estate	(36,994)	(2,610)	(1,975)
Policy loans	(8,754)	(8,706)	(10,969)
Other investments	(5,828)	(3,702)	(2,712)
Property and equipment	(628)	(1,844)	(2,379)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	308,361	344,071	263,411
Equity securities	3,000	5,000	4,000
Mortgage loans	109,546	85,111	87,157
Real estate	72,439	29,898	3,084
Policy loans	11,141	11,758	11,535
Other investments	8,599	4,204	2,176
Property and equipment	71	25	5,572
Net sales (purchases) of short-term investments	41,616	(43,690)	(16,714)
Proceeds from sale of subsidiary	28,468	—	—
Post-acquisition purchase price adjustments	—	—	1,663
Net cash used	(7,860)	(34,023)	(23,664)

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Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31,
	2021	2020	2019
FINANCING ACTIVITIES
Policyholder account balances - deposits	$215,598	$220,549	$223,058
Policyholder account balances - receipts from funding agreement	30,000	—	—
Withdrawals from policyholder account balances	(192,709)	(200,717)	(207,242)
Net transfers from separate accounts	7,320	8,794	3,500
Change in other deposits	2,644	2,930	(2,666)
Cash dividends to stockholders	(10,458)	(10,458)	(10,458)
Post-acquisition contingent liability fulfillment	—	—	(115)
Net cash provided	52,395	21,098	6,077

Decrease in cash	(1,784)	(7,031)	(17,455)
Cash at beginning of year	7,203	14,234	31,689
Cash at end of year	$5,419	$7,203	$14,234
See accompanying Notes to Consolidated Financial Statements
5

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies
Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia.  The consolidated entity (the Company) offers a diversified portfolio of individual insurance, annuity, and group life and health products through its life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Old American Insurance Company (Old American) and Grange Life Insurance Company (Grange Life) are wholly-owned insurance subsidiaries.  Sunset Life Insurance Company of America (Sunset Life) is an insurance subsidiary that was wholly-owned by the Company until it was sold on November 1, 2021 - see Business Changes section below.  The Company also has non-insurance subsidiaries that individually and collectively are not material.  The terms "the Company," "we," "us," and "our" are used in these consolidated financial statements to refer to Kansas City Life Insurance Company and its subsidiaries.
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  For additional information on our segments, please see Note 17 - Segment Information.
Basis of Presentation
The consolidated financial statements and the accompanying notes to the consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries.  Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to prior period results to conform with the current period’s presentation.
COVID-19 Pandemic
The global outbreak of COVID-19 was classified as a pandemic during the first quarter of 2020.  The impact of the COVID-19 pandemic on our financial condition and results of operations continues to evolve.  The duration and the severity depend on certain developments, including the effect of the pandemic on financial markets.  Certain negative financial impacts occurred in 2020 as a result of the COVID-19 pandemic.  These included increased policyholder benefit payments, largely from death benefits; deferrals of interest and principal on certain investments; reduced investment income from lower available interest rates; and increases in certain operating expenses.  Impacts from the pandemic have continued into 2021, including increased policyholder benefits and reduced investment income from lower available interest rates.  Other negative financial impacts could occur including, but not limited to: asset impairments; defaults, delinquencies or additional deferrals on the Company’s mortgage loan and real estate portfolios; a reduction in sales; additional increases in policyholder benefits; and continued increases in certain expenses.
The United States Federal Government has provided multiple relief packages and support aimed at protecting individuals and businesses from the health and economic impacts of the COVID-19 pandemic.  Please refer to Note 11 - Income Taxes for additional information on how certain relief impacted the Company during 2020.  We continue to evaluate the full impact of this relief on our business, as well as other relief packages approved by the government.  All other relief packages issued through the date of this filing were not anticipated to impact the Company at this time or were not expected to have a material impact to the consolidated financial statements.
Business Changes
On November 1, 2021, Kansas City Life sold 100% of the capital and surplus of Sunset Life to Bona Holdings, LLC for $29.5 million.  The Missouri Department of Commerce and Insurance granted regulatory approval for the transaction.  The sale resulted in a net gain of approximately $5.5 million, which is included in Other Revenues in the Consolidated Statements of Comprehensive Income.  In addition, we received $1.0 million for providing certain transition support associated with this transaction.  Further, we are providing additional administrative support for a period of up to one year.  We will be reimbursed for those expenses as they occur.  Further, the Company completed a 100% reinsurance assumption of the insurance business prior to the sale of Sunset Life on December 31, 2020.  Please see Note 14 - Reinsurance for additional information.
There were no business changes during 2020.
Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the
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Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Significant estimates required in the preparation of the consolidated financial statements include the fair value of invested assets, deferred acquisition costs (DAC), deferred income taxes, goodwill and other intangibles, value of business acquired (VOBA), deferred revenue liability (DRL), policyholder account balances, future policy benefits, policy and contract claim liabilities, reinsurance, and pension and other postemployment benefits.
Significant Accounting Policies
Investments
Valuation of Investments and Other-than-Temporary Impairments
Our principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to at least three primary sources of investment risk, including: credit, interest rate, and liquidity.
Fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Consolidated Balance Sheets, with unrealized gains or losses recorded in Accumulated Other Comprehensive Income (Loss).  The unrealized gains or losses are recorded net of the adjustment to policyholder liabilities, DAC, VOBA, and DRL to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.  The adjustments to DAC, VOBA, and DRL represent changes in the amortization that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustments to policyholder liabilities represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were different from the then-current effective portfolio rate.
The amortized cost of a security is adjusted for declines in value that are determined to be other-than-temporary.  Other-than-temporary impairment losses are reported as a component of investment revenues in the Consolidated Statements of Comprehensive Income, which also presents the amount of non-credit impairment losses for certain fixed maturity securities that are reported in Accumulated Other Comprehensive Income (Loss).  See Note 3 - Investments for additional discussion of our considerations related to other-than-temporary impairments.  For additional information regarding fair value, please see Note 4 - Fair Value Measurements.
Equity securities are carried at fair value.  Changes in the fair value of equity securities are recognized through net investment gains in the Consolidated Statements of Comprehensive Income.
Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less an allowance for loan losses.  A loan is considered impaired if it is probable that all contractual amounts due will not be collected.  The allowance for loan losses is maintained at a level believed by management to be adequate to absorb potential future incurred credit losses.  Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors, along with specific risks related to specific loans.  Loans in foreclosure, loans considered to be impaired, and loans with amounts past due 90 days or more are placed on non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and affordable housing real estate joint ventures.  Real estate joint ventures are consolidated when required.  The initial cost of the non-consolidated affordable housing real estate joint ventures is amortized in proportion to the tax credits and other tax benefits received and the net investment performance is recognized in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The investments in other non-consolidated real estate joint ventures are recorded using the equity method of accounting, in which the initial cost of the investment is adjusted for earnings and cash contributions or distributions.
Policy loans are carried at their outstanding principal amount.
Short-term investments include highly-liquid investments in institutional money market funds that are carried at net asset value (NAV).
The Company has hedge positions classified as derivatives that are included in Other Investments in the Consolidated Balance Sheets.  These derivative assets are recorded at fair value and are established in relation to the Company's indexed universal life portfolio.  The index credit portion of the reserves associated with the indexed universal life products are considered to be embedded derivatives and are accounted for at fair value and are included in Policyholder Account Balances in the
7

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Consolidated Balance Sheets.  The value of the reserves will fluctuate depending on market conditions.  However, this fluctuation is largely offset by a corresponding change in the realized gains or losses on these derivatives.  Changes in market values can result in significant fluctuations to realized gains and losses in the Consolidated Statements of Comprehensive Income.
Investment Income
Investment income is recognized when earned.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method, with the exception of premiums on callable fixed maturity securities, which are amortized to the earliest call date.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.
Future Policy Benefits
We establish liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, group life insurance, and accident and health insurance.  These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue or at the time of acquisition for investment yields, mortality, and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2008 Valuation Basic Table, the 2001 Valuation Basic Table, and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.
Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue or at the time of acquisition.  The 2012 Individual Annuity Reserving Table, the Annuity 2000 Table, the 1983 Individual Annuity Mortality Table, and the 1971 Individual Annuity Mortality Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.
Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred-but-not-reported (IBNR).  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.
	2021	2020
Life insurance	$1,073,503	$1,036,898
Immediate annuities and supplementary contracts with life contingencies	293,972	314,417
Accident and health insurance	29,636	32,359
Future policy benefits	$1,397,111	$1,383,674
Policyholder Account Balances
Policyholder account balances are deposit-type contracts, including universal life insurance and fixed annuity contracts, and investment-type contracts.  Liabilities for policyholder account balances are included without reduction for potential surrender charges.  These liabilities originate from new deposits and conversions from other products.  Policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited.  Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to DAC, as discussed below.  Interest on policyholder account balances is credited as earned.
On an ongoing basis, we perform testing and analysis on our blocks of business to ensure the assumptions made remain viable.  We also periodically perform sensitivity testing on these blocks of business to ensure we maintain the capacity to meet an increase in policyholder benefits, namely increased surrenders, policy loans, or other policyholder elective withdrawals.  If it is determined that our established reserves are not adequate, additional reserves will be added.
The Company has a collateralized advance funding agreement with the Federal Home Loan Bank of Des Moines (FHLB).  Total obligations outstanding under this agreement were $30.0 million at December 31, 2021.  These obligations are also
8

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  For additional information, please see Note 10 - Debt.
Crediting rates for universal life insurance and fixed annuity products ranged from 1.00% to 5.50% in 2021, 2020, and 2019.
The following table provides detail about the composition of policyholder account balances at December 31.
	2021	2020
Universal life insurance	$1,086,429	$1,089,556
Fixed annuities	1,076,041	1,089,134
Immediate annuities and supplementary contracts without life contingencies	54,899	52,950
Funding agreement	30,023	—
Policyholder account balances	$2,247,392	$2,231,640
Deferred Acquisition Costs
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred.  At least annually, we review our DAC capitalization policy and the specific items which are capitalized under existing guidance.
Policy acquisition costs associated with traditional life products are deferred and amortized over the premium paying period.  Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.
Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts.  Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance.  At the issuance of policies, projections of estimated gross profits are made.  These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits.  Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate.  See the Unlocking and Refinements in Estimates section below for additional information.
The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
DAC is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC, the asset will be adjusted downward with the adjustment recorded as an expense in the current period.
The following table provides information about DAC at December 31.
	2021	2020
Balance at beginning of year	$276,425	$286,682
Capitalization of commissions and expenses	38,239	44,151
Gross amortization	(44,785)	(54,069)
Accrual of interest	11,568	11,928
Change in DAC due to the change in unrealized investment gains or (losses)	10,580	(12,267)
Balance at end of year	$292,027	$276,425
Value of Business Acquired
Under current guidance for business combinations, all assets and liabilities are reported at fair value at acquisition and an intangible asset or liability may result due to differences between fair value and consideration paid.  However, prior to the adoption of Accounting Standards Codification (ASC) No. 805 Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance
9

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
company was purchased.  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  VOBA is reported as a component of Other Assets with related amortization included in Operating Expenses.  Amortization of VOBA occurs with interest over the anticipated life of the underlying business to which it relates, initially 15 to 30 years.  The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC.  These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.
The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section above.
VOBA is reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize VOBA, the asset will be adjusted downward with an expense recorded in the current period.
The following table provides information about VOBA at December 31.
	2021	2020
Balance at beginning of year	$7,249	$12,530
Gross amortization	(3,045)	(4,623)
Accrual of interest	735	929
Change in VOBA due to the change in unrealized investment gains or losses	2,235	(1,587)
Balance at end of year	$7,174	$7,249
Interest accrued on the VOBA of one block of business was at the rates of 4.20% on the interest sensitive life block and 5.25% on the traditional life block, based upon the credited rates of the VOBA policies.  The VOBA on a separate acquired block of business used a 7.00% interest rate on the traditional life portion and a 5.40% interest rate on the interest sensitive portion, based upon rates appropriate at the time of acquisition.
Goodwill and Intangible Asset
We established goodwill for the future economic benefits arising from the acquisition of Grange Life.  Goodwill was initially valued at $43.0 million at December 31, 2018.  Subsequent to December 31, 2018, certain post-acquisition adjustments, as defined under the contract, were made that resulted in a decrease of $0.7 million in goodwill.  The goodwill balance was $42.3 million at both December 31, 2021 and December 31, 2020.  Goodwill is included in Other Assets in the Consolidated Balance Sheets.  Under GAAP, goodwill is assessed at least annually for impairment rather than being amortized.  As a result of our impairment assessment, we determined that goodwill was not impaired at December 31, 2021 or December 31, 2020.
The acquisition of Grange Life generated an amortizable intangible asset, which is the difference between the fair value and book value of the net reserve liabilities acquired.  We evaluated the fair value and book value of all other assets and liabilities acquired and no other intangible assets were recognized at acquisition.  The intangible asset was valued at $18.4 million at December 31, 2021 and $19.2 million at December 31, 2020 and is included in Other Assets in the Consolidated Balance Sheets.
Deferred Revenue Liabilities
Deferred revenue liabilities represent the capitalization of revenues received from contracts as compensation for services to be provided by the Company in future periods.  Deferred revenue liabilities are included in Other Policyholder Funds in the Consolidated Balance Sheets and totaled $45.1 million at December 31, 2021 and $35.2 million at December 31, 2020.  Such loads and charges are reported as unearned revenue in the period received and are subsequently recognized as income over the policy benefit period, using the same assumptions and factors used to amortize DAC.  Similar to DAC, these amounts are amortized in relation to estimated gross profits for interest sensitive and variable insurance products.  However, unlike DAC, the amortization of the DRL results in the recognition of revenue rather than expense.  The DRL can be impacted by unlocking and refinements in estimates, as discussed in the following section.
Unlocking and Refinements in Estimates
Models and assumptions used to develop expected gross profits for interest sensitive and variable insurance products are reviewed at least annually based upon management’s current view of future events.  Key assumptions analyzed include net interest income, net realized investments gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net
10

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

of reinsurance.  Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry.  Short-term deviations in experience affect the amortization of DAC, VOBA, and DRL in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted.  If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  Certain assumptions, such as interest spreads and surrender rates, may be interrelated.  As such, unlocking adjustments often reflect revisions to multiple assumptions.  The DAC, VOBA, or DRL balance is immediately impacted by any assumption changes, with the change reflected through the Consolidated Statements of Comprehensive Income as an unlocking adjustment.  These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.
We also consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements.  We consider such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality.  To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.
The following tables summarize the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.  Positive numbers are increases to income and negative numbers are reductions to income.
	DAC Amortization	VOBA Amortization	DRL Contract Charges	Net Impact to Pre-Tax Income
2021:
Unlocking	$380	$(822)	$1,137	$695
Refinement in estimate	—	—	—	—
	$380	$(822)	$1,137	$695

2020:
Unlocking	$(5,219)	$(1,593)	$3,838	$(2,974)
Refinement in estimate	—	—	—	—
	$(5,219)	$(1,593)	$3,838	$(2,974)

2019:
Unlocking	$(350)	$(538)	$763	$(125)
Refinement in estimate	708	—	17	725
	$358	$(538)	$780	$600
The unlocking in 2021 primarily resulted from interest rate fluctuations and the impact of management actions in the low interest rate environment during the period.  The unlocking in 2020 primarily resulted from interest rate fluctuations.  The unlocking in 2019 primarily resulted from unlocking surrender rates and reinsurance as well as refinements of expense loads.  These were partially offset by interest rate fluctuations.  In addition, we recorded a $0.7 million reserve decrease in 2021, a $0.4 million reserve increase in 2020, and a $0.2 million reserve decrease in 2019 related to the impacts of unlocking.
Additional refinements were made in 2019 as a result of the completed review of Grange Life valuation models.  Most refinements were the result of replacing simpler, more aggregate type calculations or assumptions with more detailed plan specifications or assumptions.  We recorded a $3.2 million reserve decrease in 2019 related to the Grange Life model refinements.  In addition, these refinements resulted in a $0.4 million increase in DAC included in the table above.
The impact to pre-tax income of all adjustments related to unlocking and refinements in estimates, including insurance revenues, amortization of DAC and VOBA, and policyholder benefits, was an increase of $1.4 million in 2021, a decrease of $3.4 million in 2020, and an increase of $4.1 million in 2019.
11

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Pensions and Other Postemployment Benefits (OPEB)
The measurement of pension and other postemployment benefit obligations and costs depends on a variety of assumptions.  Changes in the valuation of pension obligations and assets supporting this obligation can significantly impact the funded status.  Assumptions are made regarding the discount rate, expected long-term rate of return on plan assets, health care claim costs, health care cost trends, retirement rates, and mortality.  Generally, the discount rate, expected return on plan assets, and mortality tables have the most significant impact on the cost.  The components of benefit cost are included in Operating Expenses in the Consolidated Statements of Comprehensive Income.  See Note 12 - Pensions and Other Postemployment Benefits for further details.
Separate Accounts and Guaranteed Minimum Withdrawal Benefits (GMWB)
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues to the Company from separate accounts are derived from directly-issued policies and contracts, as well as reinsurance assumed business.  These revenues consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.  See Note 7 - Separate Accounts for further details.
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The GMWB rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.  The rider is considered to be a financial derivative and, as such, is accounted for at fair value.  The value of the rider will fluctuate depending on market conditions, but is principally impacted by stock market volatility, interest rates, and equity market returns.  The change in value could have a material impact on earnings.  See Note 4 - Fair Value Measurements and Note 7 - Separate Accounts for further details.
Reinsurance
Consistent with the general practice of the life insurance industry, we enter into traditional indemnity reinsurance agreements with other insurance companies to support sales of selected new products and the in force business.  We cede reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis.  See Note 14 - Reinsurance for additional information pertaining to our significant reinsurers, along with additional information pertaining to reinsurance.
Future Policy Benefits are not reduced for reinsurance ceded in the Consolidated Balance Sheets.  A reinsurance recoverable is established for these items.  Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances.  All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded in the Consolidated Statements of Comprehensive Income.
We have three large reinsurance assumed arrangements.  We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  These assumed policies and contracts are accounted for in a manner similar to that used for direct business.  We also acquired a block of variable universal life insurance policies and variable annuity contracts in 2013.  We receive fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions.  Also, as required under modified coinsurance transaction accounting, the separate account fund balances are not recorded as separate accounts on our financial statements.  The coinsurance portion of the transaction, which is invested in our fixed funds, is included in Future Policy Benefits in the Consolidated Balance Sheets.  We record these fixed fund accounts as a separate block under our general accounts.  We receive fees on both the separate accounts and the fixed fund accounts.  In addition, we completed a 100% assumption reinsurance transaction in 2020 with Sunset Life.  Under GAAP guidance, this transaction was realized at the conclusion of the close of the sale of Sunset Life on November 1, 2021.
12

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Property and Equipment
Property and equipment are stated at cost, depreciated over estimated useful lives using the straight-line method, and are included in Other Assets in the Consolidated Balance Sheets.  The home office complex is depreciated over 10 years to 50 years and furniture and equipment is depreciated over 3 years to 10 years.  The following table provides information about property and equipment at December 31.
	2021	2020
Land	$766	$766
Home office complex	21,798	21,591
Furniture and equipment	36,313	35,962
	58,877	58,319
Accumulated depreciation	(42,528)	(38,936)
Property and equipment	$16,349	$19,383
Depreciation expense totaled $3.7 million during both 2021 and 2020 and $2.5 million during 2019.
Recognition of Revenues
Premiums
Premiums for traditional life insurance products are reported as revenue when due.  Premiums for immediate annuities with life contingencies are reported as revenue when received.  Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  Premiums are reported net of reinsurance, as applicable.
Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract.  Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.
An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies.  This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.  If it is determined that it is appropriate to change the assumptions of future experience, then an unlocking adjustment is recognized for the block of business being evaluated.  See the Unlocking and Refinements in Estimates section above for additional information.
Deposits
Deposits related to universal life, fixed annuity contracts, and investment-type products are credited to policyholder account balances.  Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as Contract Charges in the Consolidated Statements of Comprehensive Income.
Revenues from Contracts with Customers
We have certain types of non-insurance and non-investment revenue from contracts with customers.  These revenues are recognized when obligations under the terms of the contract are satisfied.  The amount of revenue recognized reflects the consideration we expect to be entitled to in exchange for those services.  For these revenues, the performance obligation is fulfilled as services are rendered.  These revenues equaled less than 1% of our total revenues for the years ended December 31, 2021 and December 31, 2020 and are not material to our consolidated financial statements.
Realized Gains (Losses)
We realize investment gains and losses from several sources, including write-downs of investments, the change in the allowance for mortgage loan losses, sales of investment securities and real estate, and the change in fair value of equity securities and derivative instruments.
Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes Kansas City Life, Sunset Life, Old American, and non-life insurance companies.  Grange Life files a separate federal income tax return.
13

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Deferred income taxes are recorded based on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.
Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  We evaluate the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.
2. New Accounting Pronouncements
Accounting Pronouncements Issued, Not Yet Adopted
In June 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-13 Measurement of Credit Losses on Financial Instruments.  Under this guidance, the incurred loss impairment methodology currently used for loans and other financial instruments will be replaced by a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information concerning credit loss estimates.  The measurement of expected credit losses will be based on current, historical, and forecasted information that impacts the collectability of the reported amount.  Any credit losses related to available for sale debt securities will be recorded through a valuation allowance that is established and adjusted over time.  The valuation allowance will be based on the probability of loss over the life of the instrument.  Our assets subject to this guidance include, but are not limited to, fixed maturity securities available for sale, mortgage loans, and reinsurance recoverables.  Additional disclosures will be required to provide information regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an organization's portfolio.  The original effective date for this guidance, including subsequently issued amendments, for public business entities that are not U.S. Securities and Exchange Commission (SEC) filers was for fiscal years beginning after December 15, 2020 and interim periods within those fiscal years.  The FASB deferred the effective date of this guidance for public business entities that do not meet the definition of an SEC filer to fiscal years beginning after December 15, 2022, including interim periods within those fiscal years.  We are currently evaluating this guidance.
In August 2018, the FASB issued ASU No. 2018-12 Targeted Improvements to the Accounting for Long-Duration Contracts.  This update modifies the existing recognition, measurement, presentation, and disclosure requirements in ASC 944 Financial Services - Insurance (Topic 944).
•
It requires insurance entities to (1) review and update the assumptions used to measure cash flows at least annually and (2) update the discount rate assumption at each reporting date.  The change in the liability estimate as a result of updating cash flow assumptions is required to be recognized in net income.  The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income.  Expected future cash flows are required to be discounted at an upper-medium grade (low-credit-risk) fixed income instrument yield that maximizes the use of observable market inputs.

•
It simplifies the accounting for certain market-based options or guarantees associated with deposit contracts by requiring insurance entities to measure them at fair value.  The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.

•
It simplifies the amortization of deferred acquisition costs by requiring amortization on a constant level basis over the expected term of the related contracts.  Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.

•
It improves the effectiveness of the required disclosures.  It requires an insurance entity to provide disaggregated rollforwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs.  It also requires disclosures regarding significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.

The original effective date for this guidance was for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020.  The FASB deferred the effective date of this guidance to fiscal years beginning after December 15, 2024, and interim periods within fiscal years beginning after December 15, 2025.  We are currently evaluating this guidance.
14

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)

All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to us at this time or were not expected to have a material impact to the consolidated financial statements.
3. Investments
Fixed Maturity Securities
Securities by Asset Class
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2021.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$147,884	$12,696	$140	$160,440
Federal agency issued residential mortgage-backed securities [1]	70,838	4,873	13	75,698
Subtotal	218,722	17,569	153	236,138
Corporate obligations:
Industrial	414,391	24,897	1,570	437,718
Energy	146,181	10,049	39	156,191
Communications and technology	233,390	17,208	1,046	249,552
Financial	461,740	27,974	1,372	488,342
Consumer	647,861	39,707	3,107	684,461
Public utilities	348,164	26,765	1,578	373,351
Subtotal	2,251,727	146,600	8,712	2,389,615
Corporate private-labeled residential mortgage-backed securities	10,641	1,403	—	12,044
Municipal securities	232,470	36,913	428	268,955
Other	175,317	1,162	1,082	175,397
Redeemable preferred stocks	6,000	48	—	6,048
Total	$2,894,877	$203,695	$10,375	$3,088,197
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
15

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides amortized cost and fair value of fixed maturity securities by asset class at December 31, 2020.
	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$161,524	$19,910	$5	$181,429
Federal agency issued residential mortgage-backed securities [1]	95,934	9,976	—	105,910
Subtotal	257,458	29,886	5	287,339
Corporate obligations:
Industrial	431,133	42,211	72	473,272
Energy	157,735	16,128	252	173,611
Communications and technology	221,551	28,844	16	250,379
Financial	420,577	46,226	572	466,231
Consumer	641,557	66,517	528	707,546
Public utilities	327,993	44,958	174	372,777
Subtotal	2,200,546	244,884	1,614	2,443,816
Corporate private-labeled residential mortgage-backed securities	14,568	1,670	—	16,238
Municipal securities	218,709	45,014	5	263,718
Other	103,709	2,288	1,334	104,663
Redeemable preferred stocks	3,000	206	—	3,206
Total	$2,797,990	$323,948	$2,958	$3,118,980
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2021 with the percent of total unrealized gains (losses) identified.
	Amortized Cost	Fair Value	Unrealized Gains (Losses)	% of Total
AAA	$183,920	$197,319	$13,399	7%
AA	588,506	641,837	53,331	28%
A	1,043,384	1,114,086	70,702	37%
BBB	1,046,200	1,100,183	53,983	27%
Total investment grade	2,862,010	3,053,425	191,415	99%
BB	18,424	18,720	296	—%
B and below	14,443	16,052	1,609	1%
Total below investment grade	32,867	34,772	1,905	1%
Total	$2,894,877	$3,088,197	$193,320	100%
16

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information on fixed maturity securities available for sale by actual or equivalent Standard & Poor’s rating at December 31, 2020 with the percent of total unrealized gains (losses) identified.
	Amortized Cost	Fair Value	Unrealized Gains (Losses)	% of Total
AAA	$168,052	$187,593	$19,541	6%
AA	582,056	659,777	77,721	24%
A	998,062	1,121,714	123,652	39%
BBB	997,275	1,094,842	97,567	31%
Total investment grade	2,745,445	3,063,926	318,481	100%
BB	33,508	34,652	1,144	—%
B and below	19,037	20,402	1,365	—%
Total below investment grade	52,545	55,054	2,509	—%
Total	$2,797,990	$3,118,980	$320,990	100%
Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale.  Expected maturities may differ from these contractual maturities since issuers or borrowers may have the right to call or prepay obligations.
	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$121,297	$122,979	$119,638	$121,163
Due after one year through five years	843,382	893,131	852,605	924,353
Due after five years through ten years	851,116	904,165	930,841	1,048,706
Due after ten years	918,209	994,023	704,520	812,915
Securities with variable principal payments	154,873	167,851	187,386	208,637
Redeemable preferred stocks	6,000	6,048	3,000	3,206
Total	$2,894,877	$3,088,197	$2,797,990	$3,118,980

17

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Unrealized Losses on Investments
At the end of each quarter, all fixed maturity securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  A formal review document is prepared no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.
We consider relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:
•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes of the issuer;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The intent and ability to hold a security until it recovers in value;
•	Whether we intend to sell a fixed maturity security and whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.
To the extent we determine that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to earnings in the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced.  The portion of such impairment that is determined to be non-credit-related is reflected in Other Comprehensive Income (Loss) and Accumulated Other Comprehensive Income (Loss).
There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:
•	The risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and credit enhancement levels and recovery values do not provide sufficient protection to contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to our credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on our investments;
•	The risk that new information obtained or changes in other facts and circumstances may lead us to change our intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that we will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.
Any of these situations could result in a charge to income in a future period.
Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security.  If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation.  If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment.  Such research is based
18

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor.  If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future.  Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties.  This information is used to develop projected cash flows that are compared to the amortized cost of the security.
We may selectively determine that we no longer intend to hold a specific issue to its maturity.  If we make this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded.  Subsequently, we seek to obtain the best possible outcome available for this specific issue and record an investment gain or loss at the disposal date.  The Company recorded a $0.5 million impairment of this kind in the year ended December 31, 2021.  No impairments of this kind were recorded in the year ended December 31, 2020.  The Company recorded a $0.6 million impairment of this kind in the year ended December 31, 2019.
A discounted future cash flow calculation becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities.  Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors.  If an impairment is deemed necessary, it is recognized as a realized loss in the Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount.  The portion of an impairment that is determined not to be due to credit is recorded as a component of Accumulated Other Comprehensive Income (Loss) in the Consolidated Balance Sheets.  We identified 10 non-U.S. agency mortgage-backed securities that were determined to have such indications at both December 31, 2021 and December 31, 2020.  A discounted future cash flow analysis was performed for each of these securities to determine if any portion of the impairment was due to credit and deemed to be other-than-temporary.  The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security.  The initial default rates were assumed to remain constant or grade down over time, reflecting our estimate of stabilized collateral performance in the future for such securities.  Impairments of this kind totaling less than $0.1 million were recorded in the years ended December 31, 2021 and December 31, 2020.  No impairments of this kind were recorded in the year ended December 31, 2019.
Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities.  While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security.  In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security.  Based upon the process described above, we are best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period.  By reviewing the most recent data available regarding the security and other relevant industry and market factors, we can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.
19

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2021.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$2,973	$60	$1,843	$80	$4,816	$140
Federal agency issued residential mortgage-backed securities [1]	2,828	13	3	—	2,831	13
Subtotal	5,801	73	1,846	80	7,647	153
Corporate obligations:
Industrial	56,250	1,146	7,070	424	63,320	1,570
Energy	1,045	39	—	—	1,045	39
Communications and technology	30,492	909	2,297	137	32,789	1,046
Financial	46,844	727	19,592	645	66,436	1,372
Consumer	80,069	2,535	9,722	572	89,791	3,107
Public utilities	35,473	969	11,702	609	47,175	1,578
Subtotal	250,173	6,325	50,383	2,387	300,556	8,712
Municipal securities	16,300	308	2,258	120	18,558	428
Other	26,604	135	13,278	947	39,882	1,082
Total	$298,878	$6,841	$67,765	$3,534	$366,643	$10,375
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
The following table provides information regarding fixed maturity securities available for sale with unrealized losses by asset class and by length of time that individual securities have been in a continuous unrealized loss position at December 31, 2020.
	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$1,917	$5	$—	$—	$1,917	$5
Federal agency issued residential mortgage-backed securities [1]	—	—	8	—	8	—
Subtotal	1,917	5	8	—	1,925	5
Corporate obligations:
Industrial	10,613	72	—	—	10,613	72
Energy	4,277	252	—	—	4,277	252
Communications and technology	2,442	16	—	—	2,442	16
Financial	15,023	324	5,643	248	20,666	572
Consumer	12,819	528	—	—	12,819	528
Public utilities	12,202	174	—	—	12,202	174
Subtotal	57,376	1,366	5,643	248	63,019	1,614
Municipal securities	1,218	5	—	—	1,218	5
Other	6,935	21	16,188	1,313	23,123	1,334
Total	$67,446	$1,397	$21,839	$1,561	$89,285	$2,958
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
20

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding the number of fixed maturity securities with unrealized losses at December 31.
	2021	2020
Below cost for less than one year	185	41
Below cost for one year or more and less than three years	36	4
Below cost for three years or more	—	—
Total	221	45
We do not consider the unrealized losses related to these securities to be credit-related.  The unrealized losses at both December 31, 2021 and December 31, 2020 primarily related to changes in interest rates and market spreads subsequent to purchase.  A substantial portion of investment securities that have unrealized losses are either corporate debt issued with investment grade credit ratings or other investment securities.  Included in other investment securities are commercial mortgage-backed securities and asset-backed securities.
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2021.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$375,032	$364,870	$10,162
Unrealized losses of 20% or less and greater than 10%	1,986	1,773	213
Subtotal	377,018	366,643	10,375
Unrealized losses greater than 20%:
Investment grade	—	—	—
Below investment grade	—	—	—
Total securities owned without realized impairment	377,018	366,643	10,375

Securities owned with realized impairment:
Unrealized losses of 10% or less	—	—	—
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Total securities owned with realized impairment	—	—	—
Total	$377,018	$366,643	$10,375
21

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table summarizes investments in fixed maturity securities available for sale with unrealized losses at December 31, 2020.
	Amortized Cost	Fair Value	Gross Unrealized Losses
Securities owned without realized impairment:
Unrealized losses of 10% or less	$88,214	$85,919	$2,295
Unrealized losses of 20% or less and greater than 10%	1,983	1,780	203
Subtotal	90,197	87,699	2,498
Unrealized losses greater than 20%:
Investment grade	2,046	1,586	460
Below investment grade	—	—	—
Total securities owned without realized impairment	92,243	89,285	2,958

Securities owned with realized impairment:
Unrealized losses of 10% or less	—	—	—
Unrealized losses of 20% or less and greater than 10%	—	—	—
Unrealized losses greater than 20%	—	—	—
Total securities owned with realized impairment	—	—	—
Total	$92,243	$89,285	$2,958
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2021.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$11,121	3%	$326	3%
AA	51,904	14%	1,537	15%
A	145,334	40%	4,308	41%
BBB	156,235	42%	4,134	40%
Total investment grade	364,594	99%	10,305	99%
BB	2,049	1%	70	1%
B and below	—	—%	—	—%
Total below investment grade	2,049	1%	70	1%
	$366,643	100%	$10,375	100%
22

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information on fixed maturity securities available for sale with unrealized losses by actual or equivalent Standard & Poor’s rating at December 31, 2020.
	Fair Value	% of Total	Gross Unrealized Losses	% of Total
AAA	$4,997	6%	$—	—%
AA	26,847	30%	1,609	54%
A	23,219	26%	263	9%
BBB	29,407	33%	408	14%
Total investment grade	84,470	95%	2,280	77%
BB	3,229	3%	218	7%
B and below	1,586	2%	460	16%
Total below investment grade	4,815	5%	678	23%
	$89,285	100%	$2,958	100%
Our residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities that were rated below investment grade represented 30% of the fair value of the total below investment grade securities as of December 31, 2021, compared to 27% at December 31, 2020.
We held no non-income producing securities at December 31, 2021 or December 31, 2020.
We did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2021 or December 31, 2020.
23

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
We monitor structured securities through a combination of an analysis of vintage, credit ratings, and other factors.  Structured securities include asset-backed, residential mortgage-backed securities, collateralized debt obligations, and other collateralized obligations.
The following tables identify structured securities by credit ratings for all vintages owned at December 31.
	2021
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate private-labeled residential mortgage-backed securities:
Investment grade	$1,506	$1,498	$8
Below investment grade	10,538	9,143	1,395
Total residential & non-agency mortgage-backed securities	12,044	10,641	1,403
Other structured securities:
Investment grade	175,397	175,317	80
Below investment grade	—	—	—
Total other structured securities	175,397	175,317	80
Total structured securities	$187,441	$185,958	$1,483

	2020
	Fair Value	Amortized Cost	Unrealized Gains (Losses)
Corporate private-labeled residential mortgage-backed securities:
Investment grade	$1,575	$1,573	$2
Below investment grade	14,663	12,995	1,668
Total residential & non-agency mortgage-backed securities	16,238	14,568	1,670
Other structured securities:
Investment grade	104,663	103,709	954
Below investment grade	—	—	—
Total other structured securities	104,663	103,709	954
Total structured securities	$120,901	$118,277	$2,624
The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities for which a portion of the other-than-temporary impairment loss was recognized in Other Comprehensive Income (Loss) for the years ended December 31.
	2021	2020	2019
Credit losses on securities held at the beginning of the year	$3,884	$4,445	$4,381
Additional credit losses on securities for which an other-than- temporary impairment was recognized	482	19	584
Reductions for securities sold	(370)	(580)	(520)
Credit losses on securities held at the end of the year	$3,996	$3,884	$4,445
24

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides the net unrealized gains (losses) reported in Accumulated Other Comprehensive Income (Loss) on our investments in securities available for sale, at December 31.
	2021	2020	2019
Net unrealized gains	$193,320	$320,990	$174,281
Amounts resulting from:
DAC, VOBA, and DRL	(15,924)	(25,982)	(16,096)
Policyholder liabilities	(33,877)	(45,582)	(25,480)
Deferred income taxes	(30,139)	(52,380)	(27,866)
Total	$113,380	$197,046	$104,839

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.
	2021	2020	2019
Gross investment income:
Fixed maturity securities	$103,697	$107,125	$108,421
Equity securities	433	612	1,019
Mortgage loans	28,661	26,804	28,257
Real estate	21,202	22,586	20,919
Policy loans	5,625	5,758	5,974
Short-term investments	9	318	1,345
Other investments	220	160	118
Total	159,847	163,363	166,053
Less investment expenses	(17,379)	(17,679)	(17,704)
Net investment income	$142,468	$145,684	$148,349

Investment Gains (Losses)
The following table provides net investment gains (losses) by major category for the years ended December 31.
	2021	2020	2019
Fixed maturity securities	$4,216	$4,955	$2,139
Equity securities	(232)	66	847
Mortgage loans	62	(18)	293
Real estate	16,597	14,649	2,589
Other investments	4,774	2,183	3,265
Net investment gains	$25,417	$21,835	$9,133
25

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides detail concerning investment gains and losses for the years ended December 31.
	2021	2020	2019
Gross gains resulting from:
Sales of investment securities	$631	$283	$138
Investment securities called and other	4,510	4,776	2,654
Sale of real estate and joint ventures	16,647	14,889	2,589
Total gross gains	21,788	19,948	5,381
Gross losses resulting from:
Sales of investment securities	(118)	(5)	(62)
Investment securities called and other	(325)	(80)	(7)
Sale of real estate and joint ventures	(50)	(240)	—
Total gross losses	(493)	(325)	(69)
Change in allowance for loan losses	62	(18)	293
Change in fair value:
Equity securities	(232)	66	847
Derivative instruments	4,774	2,183	3,265
Total change in fair value	4,542	2,249	4,112
Net realized investment gains, excluding other-than-temporary impairment losses	25,899	21,854	9,717
Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity securities	(467)	—	(580)
Portion of loss recognized in other comprehensive income (loss)	(15)	(19)	(4)
Net other-than-temporary impairment losses recognized in earnings	(482)	(19)	(584)
Net investment gains	$25,417	$21,835	$9,133
The portion of loss recognized in Other Comprehensive Income (Loss) represents the non-credit portion of current or prior other-than-temporary impairment.  Other-than-temporary impairments of $0.5 million were recorded in earnings during the year ended December 31, 2021.  Other-than-temporary impairments of less than $0.1 million were recorded in earnings during the year ended December 31, 2020.  Other-than-temporary impairments of $0.6 million were recorded in earnings during the year ended December 31, 2019.
Proceeds from Sales of Investment Securities
The following table provides proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the years ended December 31.
	2021	2020	2019
Proceeds	$42,779	$18,899	$9,615

26

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Mortgage Loans
Investments in mortgage loans totaled $596.0 million at December 31, 2021, compared to $601.6 million at December 31, 2020.  Our mortgage loans are secured by commercial real estate and are stated at cost, adjusted for premium amortization and discount accretion, less an allowance for loan losses.  We believe this allowance is at a level adequate to absorb estimated credit losses and was $2.8 million at December 31, 2021 and $2.9 million at December 31, 2020.  Our periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions, and other relevant factors.  Please see Note 5 - Financing Receivables for additional information.  We do not hold mortgage loans from any single borrower that exceed 5% of stockholders' equity.
Commercial mortgage loans represented 15% of our total investments at both December 31, 2021 and December 31, 2020.  New commercial loans, including refinanced loans, totaled $118.5 million during 2021 and $116.6 million during 2020.  The level of new commercial mortgage loans in any year is influenced by market conditions, as we respond to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet our yield and quality thresholds.  The average loan balance was $1.9 million at both December 31, 2021 and December 31, 2020.
In addition to the subject collateral underlying the mortgage, we may require some amount of recourse from borrowers as another potential source of repayment should the loan default.  Any recourse requirement deemed necessary is determined as part of the underwriting requirements of each loan.  We added 42 new loans to the portfolio during 2021, and 95% of the total balance of these loans had some amount of recourse requirement.  The average loan-to-value ratio for the overall portfolio was 46% at both December 31, 2021 and December 31, 2020.  This ratio is based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired.  Additionally, we may receive fees when borrowers prepay their mortgage loans.  We have certain mortgage loans that have an unamortized premium, totaling less than $0.1 million at December 31, 2021 and $0.1 million at December 31, 2020.
The following table identifies the gross mortgage loan principal outstanding and the allowance for loan losses at December 31.
	2021	2020
Principal outstanding	$598,829	$604,461
Allowance for loan losses	(2,792)	(2,854)
Carrying value	$596,037	$601,607
The following table summarizes the amount of mortgage loans at December 31, segregated by year of origination.  Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.
	2021	% of Total	2020	% of Total
Prior to 2013	$38,361	6%	$58,503	10%
2013	17,663	3%	24,691	4%
2014	12,409	2%	23,100	4%
2015	64,001	11%	85,634	14%
2016	89,144	15%	123,992	21%
2017	74,107	12%	83,921	14%
2018	46,809	8%	60,198	10%
2019	27,930	5%	28,729	5%
2020	111,596	19%	115,693	18%
2021	116,809	19%	—	—%
Principal outstanding	$598,829	100%	$604,461	100%
27

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table identifies mortgage loans by geographic location at December 31.
	2021	% of Total	2020	% of Total
Pacific	$125,167	21%	$115,867	19%
East north central	102,759	17%	91,255	15%
West south central	81,083	14%	84,346	14%
South Atlantic	72,021	12%	92,688	15%
Mountain	70,415	12%	47,787	8%
West north central	64,416	11%	64,368	11%
Middle Atlantic	42,691	7%	58,146	10%
East south central	29,108	5%	41,928	7%
New England	11,169	1%	8,076	1%
Principal outstanding	$598,829	100%	$604,461	100%
The following table identifies the concentration of mortgage loans by state greater than 5% of total at December 31.
	2021	% of Total	2020	% of Total
Texas	$80,716	13%	$83,655	14%
California	80,037	13%	85,805	14%
Ohio	52,651	9%	50,293	8%
Minnesota	45,787	8%	44,063	7%
Florida	36,796	6%	41,847	7%
Arizona	27,592	5%	24,201	4%
New Jersey	18,378	3%	31,667	5%
All others	256,872	43%	242,930	41%
Principal outstanding	$598,829	100%	$604,461	100%
The following table identifies mortgage loans by property type at December 31.
	2021	% of Total	2020	% of Total
Industrial	$424,553	71%	$421,181	70%
Office	102,547	17%	115,610	19%
Retail	33,019	6%	36,498	6%
Other [1]	38,710	6%	31,172	5%
Principal outstanding	$598,829	100%	$604,461	100%
1  The Other category consists principally of medical properties and apartments.
The following table identifies mortgage loans by maturity at December 31.
	2021	% of Total	2020	% of Total
Due in one year or less	$11,120	2%	$7,749	1%
Due after one year through five years	16,347	3%	26,370	4%
Due after five years through ten years	315,404	53%	234,786	39%
Due after ten years	255,958	42%	335,556	56%
Principal outstanding	$598,829	100%	$604,461	100%
28

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table identifies the commercial mortgage portfolio by current loan balance as a percentage of the appraised value at the time of origination at December 31.
	2021	% of Total	2020	% of Total
70% or greater	$70,951	12%	$72,403	12%
50% to 69%	339,120	57%	337,336	56%
Less than 50%	188,758	31%	194,722	32%
Principal outstanding	$598,829	100%	$604,461	100%
We diversify our commercial mortgage loan portfolio both geographically and by property type to reduce certain risks, including local and regional physical and economic exposures.  However, diversification may not always sufficiently mitigate these risks.  Concentration risk exposes us to potential losses from an economic downturn, certain catastrophes, and natural disasters that may affect geographic locations where we have mortgage loans.  We would not expect an occurrence in any of these geographic locations to have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that such risks could not have such material adverse effects.
Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup.  In some states, such a lien has priority over the lien of an existing mortgage against such property.  As a commercial mortgage lender, we customarily conduct environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate.  Based on our environmental assessments, we believe that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on our business, financial position, or financial statements.  However, we cannot provide assurance that material compliance costs will not be incurred.
We may refinance commercial mortgage loans prior to contractual maturity as a means of retaining loans that meet our underwriting and pricing parameters.  We refinanced eight loans with a total outstanding balance of $14.5 million during the year ended December 31, 2021.  We refinanced seven loans with a total outstanding balance of $7.6 million during the year ended December 31, 2020.  None of these refinancings were the result of troubled debt restructuring.
At December 31, 2021, we did not have any loan defaults.  However, we continue to work with our borrowers to understand the potential strain resulting from the current economic environment.  As of December 31, 2021, no material contract modifications, deferrals, or forbearance agreements had been executed.  However, certain short-term deferrals of principal and interest on a small portion of the mortgage loan portfolio were granted during 2020 related to the COVID-19 pandemic and the associated economic impacts.  The mortgage loan deferrals that were granted in 2020 concluded and were fully repaid in 2021.  We continue to closely monitor our mortgage loan portfolio and work closely with borrowers who are negatively impacted by the COVID-19 pandemic.
In the normal course of business, we commit to fund commercial mortgage loans generally up to 120 days in advance.  These commitments typically have fixed expiration dates.  A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date.  In these cases, the commitment fee is retained.  For additional information, please see Note 20 - Commitments, Contingent Liabilities, Guarantees, and Indemnifications.
29

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Real Estate
The following table provides information concerning real estate investments by major category at December 31.
	2021	2020
Land	$56,075	$30,356
Buildings	131,919	159,322
Less accumulated depreciation	(48,690)	(48,325)
Real estate, commercial	139,304	141,353
Real estate, joint ventures	2,974	24,050
Total	$142,278	$165,403
Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years.  We had real estate sales of $51.0 million during 2021, $29.7 million during 2020, and $2.7 million during 2019.  In the fourth quarter of 2021, we completed the acquisition of 100% membership interests of certain land and buildings in three separate limited liability companies in Urbandale, Iowa for $36.0 million.  This acquisition terminated an arrangement previously identified as a real estate joint venture in 2020 discussed in the following paragraph.
We had $3.0 million in real estate joint ventures at December 31, 2021, compared with $24.1 million at December 31, 2020.  At December 31, 2020, we were the holder of all shares in three subsidiary real estate joint ventures with a combined carrying value of $20.3 million.  Each of the three subsidiary real estate limited liability companies held a 50% interest in three separate joint ventures, all based in Urbandale, Iowa.  Our position in these joint ventures was terminated during 2021.
The Company periodically reviews its real estate and real estate joint ventures for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value.  For equity method investees, we consider financial and other information provided by the investee as well as other known information, including recent market activity and prospects for future activity, in determining whether an impairment has occurred.  Based on our reviews performed, we concluded that no impairment existed as of December 31, 2021 or 2020.
During 2020, certain tenants were granted real estate rent deferrals.  These tenants were brought current within the agreed-upon terms and returned to the original payment schedules during 2021.  We continue to monitor our real estate portfolio regarding additional strain resulting from the current economic environment.
We had non-income producing commercial real estate, consisting of vacant properties and properties under development, of $41.0 million at December 31, 2021, compared to $10.6 million at December 31, 2020.  None of our real estate joint ventures were non-income producing at December 31, 2021 compared to $11.8 million at December 31, 2020.
30

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
4. Fair Value Measurements
Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date.  We maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.
We categorize our financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:
Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from a third-party pricing service or inputs that are observable or derived principally from or corroborated by observable market data.
Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect our assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.
Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.
Assets
Fixed Maturity and Equity Securities
Fixed maturity securities available for sale and equity securities are recorded at fair value on a recurring basis.  Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.
Short-Term Investments
Short-term investments include highly-liquid investments in institutional money market funds that are carried at NAV.  The carrying value of short-term investments approximates the fair value and are categorized as Level 1.  Fair value is provided for disclosure purposes only.
Other Investments
Other investments include hedge positions classified as derivatives that are established in relation to the Company's indexed universal life portfolio.  These positions are recorded at fair value and are classified as Level 3.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  This is the value at which a policyholder could transact with the issuer on that date.  Separate accounts are categorized as Level 2.
Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of supplementary contracts and annuities without life contingencies are estimated to be the present value of payments at a market yield.  The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date.  These liabilities are categorized as Level 3.  We have not estimated the fair value of the liabilities under contracts that involve significant mortality or morbidity risks, as these liabilities fall within the definition of insurance contracts.  Insurance contracts are excluded from financial instruments that require disclosures of fair value.
Reserves established in relation to the Company's hedge positions on its indexed universal life portfolio are considered to be financial derivatives and are accounted for at fair value.  These reserves are classified as level 3.
Guaranteed Minimum Withdrawal Benefits Included in Other Policyholder Funds
Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.
31

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Determination of Fair Value
We utilized external third-party pricing services at both December 31, 2021 and December 31, 2020 to determine the majority of our fair values on fixed maturity and equity securities.  At December 31, 2021, approximately 90% of the carrying value of these investments was from an external pricing service, 10% was from brokers, and less than 1% was derived from internal matrices and calculations.  At December 31, 2020, approximately 92% of the carrying value of these investments was from an external pricing service, 5% was from brokers, and 3% was derived from internal matrices and calculations.  We review prices received from service providers for reasonableness and unusual fluctuations but generally accept the price identified from the pricing service.  In the event a price is not available from the third-party pricing service, we pursue external pricing from brokers.  Generally, we pursue and utilize only one broker quote per security.  In doing so, we solicit only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, we determine a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  We utilize available market information, wherever possible, to identify inputs into the fair value determination, primarily prices and spreads on comparable securities.
Each quarter, we evaluate the prices received from the third-party pricing service and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations.  We corroborate and validate the pricing source through a variety of procedures that include but are not limited to: comparison to brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists.  In addition, we analyze the third-party pricing service's methodologies and related inputs and also evaluate the various types of securities in our investment portfolio to determine an appropriate fair value hierarchy.  Finally, we also perform additional evaluations when individual prices fall outside tolerance levels when comparing prices received from the third-party pricing service.
Fair value measurements for assets and liabilities where limited or no observable market data exists are calculated using our own estimates and are categorized as Level 3.  These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors.  Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.
Our own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to us by fund managers.
The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios.  The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations.  The equity correlations are based on historical price observations.  For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience.  The mortality assumption uses the 2012 Individual Annuity Reserving Table.  The present value of cash flows is determined using the discount rate curve, based upon London Interbank Offered Rate (LIBOR) plus a credit spread.
32

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Categories Reported at Fair Value
The following tables present the fair value hierarchy for those assets and liabilities reported at fair value on a recurring basis at December 31.
	2021
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$9,489	$150,951	$—	$160,440
Federal agency issued residential mortgage-backed securities [1]	—	75,698	—	75,698
Subtotal	9,489	226,649	—	236,138
Corporate obligations:
Industrial	—	437,718	—	437,718
Energy	—	156,191	—	156,191
Communications and technology	—	249,552	—	249,552
Financial	—	488,342	—	488,342
Consumer	—	684,461	—	684,461
Public utilities	—	373,351	—	373,351
Subtotal	—	2,389,615	—	2,389,615
Corporate private-labeled residential mortgage-backed securities	—	12,044	—	12,044
Municipal securities	—	268,955	—	268,955
Other	—	175,397	—	175,397
Redeemable preferred stocks	—	6,048	—	6,048
Fixed maturity securities	9,489	3,078,708	—	3,088,197
Equity securities	406	3,270	—	3,676
Short-term investments	74,501	—	—	74,501
Other investments	—	6,688	—	6,688
Separate account assets	—	504,976	—	504,976
Total	$84,396	$3,593,642	$—	$3,678,038

Percent of total	2%	98%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$6,264	$6,264
Funding agreement	—	—	30,023	30,023
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	(149)	(149)
Separate account liabilities	—	504,976	—	504,976
Total	$—	$504,976	$36,138	$541,114
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
33

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
	2020
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$16,192	$165,237	$—	$181,429
Federal agency issued residential mortgage-backed securities [1]	—	105,910	—	105,910
Subtotal	16,192	271,147	—	287,339
Corporate obligations:
Industrial	—	473,272	—	473,272
Energy	—	173,611	—	173,611
Communications and technology	—	250,379	—	250,379
Financial	—	466,231	—	466,231
Consumer	—	707,546	—	707,546
Public utilities	—	372,777	—	372,777
Subtotal	—	2,443,816	—	2,443,816
Corporate private-labeled residential mortgage-backed securities	—	16,238	—	16,238
Municipal securities	—	263,718	—	263,718
Other	—	104,663	—	104,663
Redeemable preferred stocks	—	3,206	—	3,206
Fixed maturity securities	16,192	3,102,788	—	3,118,980
Equity securities	396	6,251	—	6,647
Short-term investments	119,116	—	—	119,116
Other investments	—	5,946	—	5,946
Separate account assets	—	463,041	—	463,041
Total	$135,704	$3,578,026	$—	$3,713,730

Percent of total	4%	96%	—%	100%

Liabilities:
Policyholder account balances:
Indexed universal life	$—	$—	$5,402	$5,402
Other policyholder funds:
Guaranteed minimum withdrawal benefits	—	—	2,201	2,201
Separate account liabilities	—	463,041	—	463,041
Total	$—	$463,041	$7,603	$470,644
1  Federal agency securities are not backed by the full faith and credit of the U.S. Government.
34

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below.
	2021
	Assets	Liabilities
	Other Investments	Indexed Universal Life	Funding Agreement	GMWB
Beginning balance	$—	$5,402	$—	$2,201
Included in earnings	—	862	—	(3,208)
Included in other comprehensive income (loss)	—	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	30,023	—
Issuances	—	—	—	1,018
Sales	—	—	—	—
Other dispositions	—	—	—	(160)
Transfers out of Level 3	—	—	—	—
Ending balance	$—	$6,264	$30,023	$(149)

	2020
	Assets	Liabilities
	Other Investments	Indexed Universal Life	GMWB
Beginning balance	$4,363	$3,603	$(959)
Included in earnings	(3,483)	1,799	3,221
Included in other comprehensive income (loss)	—	—	—
Purchases, issuances, sales and other dispositions:
Purchases	807	—	—
Issuances	—	—	1,398
Sales	(894)	—	—
Other dispositions	—	—	(1,459)
Transfers out of Level 3	(793)	—	—
Ending balance	$—	$5,402	$2,201
Broker pricing for our derivatives uses observable inputs for similar publicly traded instruments.  During 2020, they were transferred from Level 3 to Level 2.  We did not have any transfers between any levels during the years ended December 31, 2021 or December 31, 2019.
We use the Black Scholes valuation method, including parameters for market volatility, risk-free rate, and index level, for the  indexed universal life liabilities categorized as Level 3.  We also use a 100% persistency assumption.  Persistency of the business is an unobservable input.
35

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2021.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(149)	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.27%-1.13%
The following table presents the valuation method for the GMWB liability categorized as Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2020.
	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$2,201	Actuarial cash flow model	Mortality	85% of the 2012 IAR Table
			Lapse	0%-12% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.20%-1.11%
The GMWB liability is sensitive to changes in observable and unobservable inputs.  Observable inputs include risk-free rates, index returns, volatilities, and correlations.  Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability.  Unobservable inputs include mortality, lapse, benefit utilization, and nonperformance risk adjustments.  Increases in mortality, lapses, and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.
Following are estimates of the impact from changes in unobservable inputs on the GMWB liability at December 31.
	2021	2020
	Increase/(Decrease)
	in millions
A 10% increase in the mortality assumption	$(0.2)	(0.2)
A 10% decrease in the lapse assumption	0.3	0.4
A 10% increase in the benefit utilization	1.1	1.3
A 10 basis point increase in the credit spreads used for non-performance	(0.4)	(0.5)
The following tables present a summary of fair value estimates for financial instruments at December 31.  Assets and liabilities that are not financial instruments are not included in this disclosure.  The total of the fair value calculations presented below may not be indicative of the value that can be obtained.
36

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
	2021
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities	$9,489	$3,078,708	$—	$3,088,197	$3,088,197
Equity securities	406	3,270	—	3,676	3,676
Mortgage loans	—	—	613,829	613,829	596,037
Policy loans	—	—	82,060	82,060	82,060
Short-term investments	74,501	—	—	74,501	74,501
Other investments	—	6,688	—	6,688	6,688
Separate account assets	—	504,976	—	504,976	504,976

Liabilities:
Individual and group annuities	—	—	1,088,328	1,088,328	1,106,065
Supplementary contracts and annuities without life contingencies	—	—	54,248	54,248	54,899
Policyholder account balances:
Indexed universal life	—	—	6,264	6,264	6,264
Funding agreement	—	—	30,023	30,023	30,023
Other policyholder funds - GMWB	—	—	(149)	(149)	(149)
Separate account liabilities	—	504,976	—	504,976	504,976

	2020
	Fair Value				Carrying Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Fixed maturity securities	$16,192	$3,102,788	$—	$3,118,980	$3,118,980
Equity securities	396	6,251	—	6,647	6,647
Mortgage loans	—	—	634,336	634,336	601,607
Policy loans	—	—	84,447	84,447	84,447
Short-term investments	119,116	—	—	119,116	119,116
Other investments	—	5,946	—	5,946	5,946
Separate account assets	—	463,041	—	463,041	463,041

Liabilities:
Individual and group annuities	—	—	1,071,186	1,071,186	1,089,134
Supplementary contracts and annuities without life contingencies	—	—	52,547	52,547	52,950
Policyholder account balances:
Indexed universal life	—	—	5,402	5,402	5,402
Other policyholder funds - GMWB	—	—	2,201	2,201	2,201
Separate account liabilities	—	463,041	—	463,041	463,041

37

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
5. Financing Receivables
We have financing receivables with specific maturity dates that are recognized as assets in the Consolidated Balance Sheets.
The following table identifies financing receivables by classification amount at December 31.
	2021	2020
Agent receivables, net (allowance $912; 2020 - $1,084)	$1,819	$2,184
Investment-related financing receivables:
Mortgage loans, net (allowance $2,792; 2020 - $2,854)	596,037	601,607
Total financing receivables	$597,856	$603,791
Agent Receivables
We have certain agent receivables that are classified as financing receivables.  These receivables from agents are specifically assessed for collectibility and are reduced by an allowance for doubtful accounts.
The following table details the gross receivables, allowance, and net receivables for the two types of agent receivables at December 31.
	2021			2020
	Gross Receivables	Allowance	Net Receivables	Gross Receivables	Allowance	Net Receivables
Agent specific loans	$833	$266	$567	$914	$289	$625
Other agent receivables	1,898	646	1,252	2,354	795	1,559
Total	$2,731	$912	$1,819	$3,268	$1,084	$2,184
The following table details the activity of the allowance for doubtful accounts on agent receivables at December 31.  Any recoveries are included as deductions.
	2021	2020
Beginning of year	$1,084	$1,482
Additions	58	44
Deductions	(230)	(442)
End of year	$912	$1,084
Mortgage Loans
We classify our mortgage loan portfolio as long-term financing receivables.  Mortgage loans are stated at cost, adjusted for amortization of premium and accretion of discount, less an allowance for loan losses.  Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan.  Prepayment and late fees are recorded on the date of collection.  Loans in foreclosure, loans considered impaired, or loans past due 90 days or more are placed on non-accrual status.  Payments received on loans on non-accrual status for these reasons are applied first to interest income not collected while on non-accrual status, followed by fees, accrued and past-due interest, and principal.
If a mortgage loan is placed on non-accrual status, we do not accrue interest income in the financial statements.  The loan is independently monitored and evaluated as to potential impairment or foreclosure.  This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below.  If delinquent payments are made and the loan is brought current, then we return the loan to active status and accrue income accordingly.
38

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table details the mortgage loan portfolio as collectively or individually evaluated for impairment at December 31.
	2021	2020
Mortgage loans collectively evaluated for impairment	$563,196	$551,240
Mortgage loans individually evaluated for impairment	35,633	53,221
Allowance for loan losses	(2,792)	(2,854)
Carrying value	$596,037	$601,607
Generally, we consider our mortgage loans to be a portfolio segment.  We consider our primary class to be property type.  We primarily use loan-to-value as our credit risk quality indicator but also monitor additional secondary risk factors, such as geographic distribution both on a regional and specific state basis.  The mortgage loan portfolio segment is presented by property type in a table in Note 3 - Investments, as are geographic distributions by both region and state.  These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.
There were no  mortgage loans that were past due at December 31, 2021.  There was one mortgage loan that was past due at December 31, 2020.  This mortgage loan was paid off during the first quarter of 2021.  The following table presents an aging schedule for delinquent payments for both principal and interest by property type at December 31, 2020.
		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
Industrial	$3,903	$83	$83	$165	$331
Office	—	—	—	—	—
Retail	—	—	—	—	—
Other	—	—	—	—	—
Total	$3,903	$83	$83	$165	$331
We had no troubled loans that were restructured or modified during 2021 or 2020.
The following table details the activity within the allowance for mortgage loan losses at December 31.  Any recoveries are reflected as deductions.
	2021	2020
Beginning of year	$2,854	$2,836
Provision	539	542
Deductions	(601)	(524)
End of year	$2,792	$2,854
The allowance for loan losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below.  Generally, we establish the allowance for loan losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identify an allowance for loan losses on loans that contain elevated risk profiles.  If we determine through our evaluation that a loan has an elevated specific risk profile, we then individually assess the loan’s risk profile and may assign a specific allowance value based on many factors, including those identified below.
39

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
Macro-environmental and elevated risk profile considerations:
•	Current industry conditions, inclusive of the COVID-19 pandemic, that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which we have mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that we may perceive as important or critical given our portfolio; and
•
Analysis of our loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:
•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.
We have not acquired any mortgage loans with deteriorated credit quality during the years presented.
As part of our process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process.  These risks include, but are not limited to:
•	The risk that our assessment of a borrower's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to us;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that we will not obtain all of the contractual payments.
To the extent our review and evaluation determines a loan is impaired, that amount is charged to the allowance for loan losses and the loan balance is reduced.  In the event that a property is foreclosed upon, the carrying value is recorded at fair value, less costs to sell the property at the time of foreclosure, with a charge to the allowance and a corresponding reduction to the mortgage loan asset.  The property is then transferred to real estate where we have the ability and intent to manage these properties on an ongoing basis.
6. Variable Interest Entities (VIEs)
We invest in certain affordable housing and real estate joint ventures.  These VIEs are included in Real Estate in the Consolidated Balance Sheets.
The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time.  The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program.  Investments in these joint ventures are equity interests in partnerships or limited liability companies that may or may not participate in profits or residual value.  Our investments in these entities generate a return primarily through the realization of federal and state income tax credits and other tax benefits, such as tax deductions from operating losses of the investments, over specified time periods.  We amortize the initial cost of the investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the Consolidated Statements of Comprehensive Income as a component of Income Tax Expense.  The tax credits reduce tax expense while the amortization increases tax expense.
40

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides information regarding our VIEs that generate tax credits and related amortization for the years ended December 31.
	2021	2020	2019
Federal income tax credits realized	$920	$1,697	$2,608
Amortization	672	1,093	1,421
Our investments in other real estate VIEs are recorded using the equity method.  Cash distributions from the VIE and cash contributions to the VIE are recorded as decreases or increases, respectively, in the carrying value of the VIE.  Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis.  The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of Income Tax Expense, depending upon the nature and primary design of the investment.  We evaluate the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.  No impairments were recorded during the years ended December 31, 2021, December 31, 2020, or December 31, 2019.
Investments in the affordable housing and real estate joint ventures are interests that absorb portions of the VIE's expected losses.  These investments also receive portions of expected residual returns of the VIE's net assets exclusive of variable interests.  We make an assessment of whether we are the primary beneficiary of a VIE at the time of the initial investment and on an ongoing basis thereafter.  We consider many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment.  The first factor is whether we have the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance.  The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by us in these investments.  Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, the right to receive economic rewards of the entity, and the extent to which we share in the VIE's expected losses and residual returns.
The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which we hold a variable interest, but are not the primary beneficiary, and which had not been consolidated at December 31, 2021 and December 31, 2020.  The table includes investments in two real estate joint ventures and seven affordable housing real estate joint ventures at December 31, 2021 and five real estate joint ventures and eight affordable housing real estate joint ventures at December 31, 2020.  In 2021, we sold our membership in three real estate joint ventures for $20.2 million.
	2021		2020
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$978	$978	$21,327	$21,327
Affordable housing real estate joint ventures	1,996	10,223	2,723	27,512
Total	$2,974	$11,201	$24,050	$48,839
The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse.  Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable, but which may become due in the future.
At December 31, 2021 and December 31, 2020, we had no equity commitments outstanding to the real estate joint venture VIEs.  At December 31, 2021 and December 31, 2020, we had no contingent commitments to fund additional equity contributions for operating support to real estate joint venture VIEs.
In addition, the maximum exposure to loss on affordable housing joint ventures included $6.2 million of losses which could be realized if the tax credits received by the VIEs were recaptured at December 31, 2021, compared to $22.1 million at December 31, 2020.  Recapture events would cause us to reverse some or all of the benefit previously recognized by us or third parties to whom the tax credit interests were transferred.  A recapture event can occur at any time during a 15-year required compliance period.  The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE.  Guarantees from the managing member or managing partner in
41

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
the VIE, insurance contracts, or changes in the residual value accruing to our interests in the VIE may mitigate the potential exposure due to recapture.
During 2020, one tenant was granted rent deferral as a result of strains from the current economic environment.  This tenant was brought current within the agreed-upon terms and was returned to the original payment schedule during 2021.  We continue to monitor our real estate joint venture portfolio regarding additional strain resulting from the current economic environment.
7. Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon the NAV of the underlying investment holdings as derived from closing prices on a national exchange or as provided by the issuer.  Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income.  Revenues from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and expense charges.
The total separate account assets were $505.0 million at December 31, 2021 and $463.0 million at December 31, 2020.  Variable universal life and variable annuity assets comprised 31% and 69% of total separate account assets in 2021, compared to 30% and 70% of the total in 2020.
The following table provides a reconciliation of activity within separate account liabilities at December 31.
	2021	2020
Balance at beginning of year	$463,041	$431,201
Deposits on variable policyholder contracts	29,108	26,320
Transfers to general account	(5,271)	(6,376)
Investment performance	77,678	62,550
Policyholder benefits and withdrawals	(46,453)	(38,222)
Contract charges	(13,127)	(12,432)
Balance at end of year	$504,976	$463,041
We offer a GMWB rider that can be added to new or existing variable annuity contracts.  The value of the separate accounts with the GMWB rider was recorded at fair value of $122.5 million at December 31, 2021.  The fair value of the separate accounts with the GMWB rider was $118.5 million at December 31, 2020.  The GMWB guarantee liability was $(0.1) million at December 31, 2021 and $2.2 million at December 31, 2020.  The change in this value is included in Policyholder Benefits in the Consolidated Statements of Comprehensive Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in Separate Account Liabilities, and the value of the rider is included in Other Policyholder Funds in the Consolidated Balance Sheets.
We have two blocks of variable universal life policies and variable annuity contracts from which fees are received.  The fees are based upon both specific transactions and the fund value of the blocks of policies.  We have a direct block of ongoing business identified in the Consolidated Balance Sheets as Separate Account Assets, totaling $505.0 million at December 31, 2021 and $463.0 million at December 31, 2020, and corresponding Separate Account Liabilities of an equal amount.  The fixed-rate funds for these policies are included in our general account as policyholder account balances.  The future policy benefits for the direct block approximated $0.4 million at December 31, 2021 and $0.5 million at December 31, 2020.
In addition, we have an assumed closed block of variable universal life and variable annuity business that totaled $392.7 million at December 31, 2021 and $369.9 million at December 31, 2020.  As required under modified coinsurance transaction accounting, the assumed separate account fund balances are not recorded as separate accounts on our consolidated financial statements.  Rather, the assumed fixed-rate funds for these policies of $34.1 million at December 31, 2021 and $32.8 million at December 31, 2020 are included in our general account as policyholder account balances.  The future policy benefits for the assumed block approximated $0.5 million at both December 31, 2021 and December 31, 2020.
Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts and on all variable annuities.  The GMDB rider for
42

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.  The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.
Separate account balances for variable annuity contracts were $347.0 million at December 31, 2021 and $323.5 million at December 31, 2020.  The total reserve held for variable annuity GMDB was less than $0.1 million at both December 31, 2021 and December 31, 2020.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2021 and 2020 is provided below:
	2021			2020
	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age	Separate Account Balance	Net Amount at Risk	Weighted Average Attained Age
Return of net deposits	$264,983	$96	63.5	$246,060	$119	62.9
Return of the greater of the highest anniversary contract value or net deposits	11,712	7	71.2	9,737	—	72.1
Return of the greater of every fifth year highest anniversary contract value or net deposits	7,077	19	69.2	7,115	17	70.5
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	63,227	1,460	64.8	60,600	2,197	64.4
Total	$346,999	$1,582	64.1	$323,512	$2,333	63.6
The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.
	2021	2020
Money market	$2,154	$4,037
Fixed income	14,941	15,240
Balanced	91,029	86,654
International equity	21,238	21,769
Intermediate equity	180,005	161,628
Aggressive equity	37,632	34,184
Total	$346,999	$323,512

43

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
8. Unpaid Claims Liability and Short-Duration Contracts
The liability for unpaid claims is included with Policy and Contract Claims and Future Policy Benefits in the Consolidated Balance Sheets.  Claim adjustment expenditures are expensed as incurred and were not material in any year presented.
The following tables present activity in the accident and health portion of the unpaid claims liability by segment for the years ended December 31.  Classified as policy and contract claims, but excluded from these tables due to immateriality, are amounts recorded for group life, individual life, and deferred annuities.
	2021
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$606	$31,572	$2,595	$34,773
Less reinsurance recoverable	(412)	(23,565)	(2,565)	(26,542)
Net liability at beginning of year	194	8,007	30	8,231
Incurred benefits related to:
Current year	240	27,851	31	28,122
Prior years [1]	(1)	(817)	(25)	(843)
Total incurred benefits	239	27,034	6	27,279
Paid benefits related to:
Current year	46	22,437	1	22,484
Prior years	71	3,925	5	4,001
Total paid benefits	117	26,362	6	26,485
Net liability at end of year	316	8,679	30	9,025
Reinsurance recoverable	353	21,991	2,263	24,607
Gross liability at end of year	$669	$30,670	$2,293	$33,632
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
	2020
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$659	$32,169	$3,952	$36,780
Less reinsurance recoverable	(455)	(23,983)	(3,921)	(28,359)
Net liability at beginning of year	204	8,186	31	8,421
Incurred benefits related to:
Current year	66	24,148	31	24,245
Prior years [1]	22	(802)	11	(769)
Total incurred benefits	88	23,346	42	23,476
Paid benefits related to:
Current year	35	20,013	1	20,049
Prior years	63	3,512	42	3,617
Total paid benefits	98	23,525	43	23,666
Net liability at end of year	194	8,007	30	8,231
Reinsurance recoverable	412	23,565	2,565	26,542
Gross liability at end of year	$606	$31,572	$2,595	$34,773
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
44

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
	2019
	Individual Insurance	Group Insurance	Old American	Consolidated
Gross liability at beginning of year	$831	$31,188	$4,434	$36,453
Less reinsurance recoverable	(541)	(23,796)	(4,402)	(28,739)
Net liability at beginning of year	290	7,392	32	7,714
Incurred benefits related to:
Current year	31	28,201	48	28,280
Prior years [1]	(70)	(398)	(5)	(473)
Total incurred benefits	(39)	27,803	43	27,807
Paid benefits related to:
Current year	15	23,557	17	23,589
Prior years	32	3,452	27	3,511
Total paid benefits	47	27,009	44	27,100
Net liability at end of year	204	8,186	31	8,421
Reinsurance recoverable	455	23,983	3,921	28,359
Gross liability at end of year	$659	$32,169	$3,952	$36,780
1  The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.
The following table presents the reconciliation of amounts in the above tables to Policy and Contract Claims and claim reserves that are included in Future Policy Benefits as presented in the Consolidated Balance Sheets at December 31.
	2021	2020	2019
Individual Insurance Segment:
Individual accident and health	$669	$606	$659
Individual life	42,915	42,860	33,252
Deferred annuity	4,306	5,743	5,286
Subtotal	47,890	49,209	39,197

Group Insurance Segment:
Group accident and health	30,670	31,572	32,169
Group life	3,978	3,573	3,256
Subtotal	34,648	35,145	35,425

Old American Segment:
Individual accident and health	2,293	2,595	3,952
Individual life	11,050	12,105	7,273
Subtotal	13,343	14,700	11,225
Total	$95,881	$99,054	$85,847
For short-duration contracts, IBNR liabilities for the group long-term disability product that were included in the liability for unpaid claims and claim adjustment expenses, net of reinsurance, totaled $0.6 million at December 31, 2021 and $0.7 million at December 31, 2020.  These liabilities were calculated by the reinsurers of the various blocks of group long-term disability business, using percent of premium methodologies with varying factors.  Claim frequencies were calculated for the long-term disability product using information that includes paid and pending claims at the claimant level.  Thus, frequency is measured by individual claimant.  Claims that are counted in a particular year as a liability but do not result in a liability in future years are not included once the claim is settled.  There have been no significant changes to the methodologies for calculating claim frequencies, incurred-but-not-reported liabilities, or any other unpaid claims liabilities for the long-term disability product during the years presented.
45

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The liabilities in the following table for group long-term disability claims involve present value of future benefits calculations.  The carrying amount of liabilities at December 31, 2021 was $4.9 million, consisting of an undiscounted amount of $6.0 million and an aggregated discount amount deducted of $1.1 million.  Discount rates ranged from 3.00% to 8.00% for the various blocks of group long-term disability business included in the totals.
The following table provides incurred claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2021.  The information about incurred claims development for the years ended December 31, 2012 to December 31, 2020 is presented as unaudited supplementary information.
	For the Years Ended December 31,										Total of IBNR Liabilities Plus Expected Development on Reported Claims	Cumulative Number of Reported Claims
Year Incurred	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
2012	$1,132	$1,087	$999	$993	$1,116	$1,104	$1,118	$1,130	$1,138	$1,141	$—	631
2013		806	836	815	838	838	822	854	869	863	—	236
2014			868	955	799	768	770	728	735	729	—	186
2015				989	918	701	697	643	646	641	—	230
2016					1,694	1,552	1,382	1,412	1,284	962	—	244
2017						2,038	1,727	1,513	1,436	1,431	—	256
2018							2,473	2,192	2,135	1,745	—	295
2019								2,056	2,036	1,879	—	326
2020									1,483	1,094	—	196
2021										1,873	598	157
										$12,358

The following table provides cumulative paid claims and allocated claim adjustment expenses, net of reinsurance, for the group long-term disability product at December 31, 2021.  The information about paid claims development for the years ended December 31, 2012 to December 31, 2020 is presented as unaudited supplementary information.
	For the Years Ended December 31,
Year Incurred	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
2012	$91	$373	$499	$605	$675	$733	$797	$856	$910	$940
2013		91	336	449	501	537	564	600	630	657
2014			71	276	411	481	499	517	550	579
2015				100	390	491	531	545	561	573
2016					164	505	626	690	736	783
2017						162	549	703	785	867
2018							208	681	869	1,012
2019								251	752	980
2020									162	469
2021										237
									Total	$7,097
All outstanding liabilities before 2012, net of reinsurance										$788
Liabilities for claims and claim adjustment expenses, net of reinsurance										$6,049
46

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides a reconciliation of incurred and paid claims development information to the aggregate carrying amount of the liability for unpaid claims and claim adjustment expenses at December 31.  Included in other short-duration contracts are group life, group short-term disability, group dental, group vision, and individual accident and health for the Individual Insurance and Old American segments, none of which are individually significant.
	2021	2020
Net outstanding liabilities:
Group long-term disability	$6,049	$6,633
Other short-duration contracts	7,549	5,472
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	13,598	12,105

Reinsurance recoverable on unpaid claims:
Group long-term disability	26,214	28,762
Other short-duration contracts	3,294	4,280
Total reinsurance recoverable on unpaid claims	29,508	33,042

Insurance lines other than short-duration	58,289	60,723
Unallocated claims adjustment expenses	—	—
Impact of discounting	(5,514)	(6,816)
Other	—	—
	52,775	53,907

Total gross liability for unpaid claims and claim adjustment expenses	$95,881	$99,054
The following table provides the historical average annual percentage payout of incurred claims by age, net of reinsurance, at December 31, 2021.
	Years
	1	2	3	4	5
Group long-term disability	12.50%	30.10%	13.10%	7.40%	4.20%
47

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
9. Participating Policies
We have insurance contracts where the policyholder is entitled to share in the earnings through dividends, which reflect the difference between the premium charged and the actual experience.  These insurance contracts were directly issued by the Company or were acquired through the purchase of participating blocks of business, largely through reinsurance assumption transactions.  Participating business approximated 6% of total statutory premiums in 2021 and 4% in 2020.  Assumed participating business from the acquisition of closed blocks of business accounted for 98% of total participating statutory premiums in 2021 and 95% in 2020.   Participating business equaled 5% of total life insurance in force at both December 31, 2021 and December 31, 2020.  Assumed participating business accounted for 97% of total participating life insurance in force at both December 31, 2021 and December 31, 2020.
The amount of dividends to be paid is determined annually by our Board of Directors.  Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends having been declared by the Board of Directors in excess of the original scale.
10. Debt
Notes Payable
We had no notes payable outstanding at December 31, 2021 or December 31, 2020.
As a member of the FHLB, we have the ability to borrow on a collateralized basis from the FHLB.  Through this membership, we will have a specific borrowing capacity based upon the amount of collateral we establish.  At December 31, 2021, securities and mortgages in the amount of $254.5 million, with a fair value of $254.6 million, were pledged to the FHLB, providing a borrowing capacity of $196.3 million.  The rates of interest are variable and set by the FHLB at the time of the advance.  The Company's capital investment totaled $6.2 million at December 31, 2021 and is included in Other Investments in the Consolidated Balance Sheets.  Dividends received on the capital investment totaled $0.2 million for the year ended December 31, 2021, $0.1 million for the year ended December 31, 2020, and $0.2 million for the year ended December 31, 2019.
We had unsecured revolving lines of credit with three major commercial banks that totaled $70.0 million at December 31, 2021 and $80.0 million at December 31, 2020, with no balances outstanding.  The lines of credit are at variable interest rates based upon short-term indices with $10.0 million maturing in July of 2022 and $60.0 million maturing in June of 2022.  We anticipate renewing these lines of credit as they come due.  One line of credit includes a $20.0 million portion that can be unconditionally canceled by the lending institution at its discretion at any time.
The Company has access to secured borrowings through repurchase agreements with two major financial counterparties.  The Company had no transactions that occurred under these agreements during 2021 and had no outstanding borrowings as of December 31, 2021.  The Company had no transactions that occurred under these agreements during the year ended December 31, 2020 and had no outstanding borrowings as of December 31, 2020.  Any borrowings drawn under these agreements require a variable interest rate based upon short-term indices and approval from the counterparty at the time of the transaction.  No securities are currently pledged under these agreements.
Funding Agreement
During 2021, the Company entered into advance funding agreements with the FHLB.  Under the agreements, which mature in August of 2026, the Company pledges fixed maturity security and commercial mortgage loan collateral and receives cash, which is then reinvested, primarily into other fixed maturity securities.  Securities pledged as collateral may not be sold or re-pledged by the Company.  The investments pledged and outstanding advance agreements are included in the overall borrowing capacity established with the FHLB.  At December 31, 2021, total obligations outstanding under these agreements were $30.0 million and are reported as Policyholder Account Balances in the Consolidated Balance Sheets.  Interest is credited based on variable rates set by the FHLB.  Interest payments during the year ended December 31, 2021 were less than $0.1 million.
48

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
11. Income Taxes
The following table provides information about income taxes for the years ended December 31.
	2021	2020	2019
Current income tax expense	$7,587	$6,695	$4,597
Deferred income tax expense (benefit)	(5,371)	(5,951)	426
Total income tax expense	$2,216	$744	$5,023
The following table provides information about taxes paid for the years ended December 31.
	2021	2020	2019
Cash paid (refund) for income taxes	$7,273	$3,667	$(938)
The following table provides a reconciliation of the federal income tax rate to our effective income tax rate for the years ended December 31.
	2021		2020		2019
Federal income tax rate	21%		21%		21%
Tax credits, net of equity adjustment	(5	) %	(6	) %	(8	) %
Impact of CARES Act	—%		(7	) %	—%
Permanent differences and other	1%		(3	) %	4%
Effective income tax rate	17%		5%		17%
Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.
	2021	2020
Deferred tax assets:
Future policy benefits	$23,691	$26,040
Employee retirement benefits	6,855	6,774
Tax carryovers	831	400
Other	1,788	2,523
Deferred tax assets	33,165	35,737
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	2,683	4,268
Unrealized investment gains	40,597	67,408
Capitalization of DAC, net of amortization	28,814	28,549
VOBA	1,507	1,522
Property and equipment	2,876	3,558
Deferred tax liabilities	76,477	105,305
Net deferred tax liability	43,312	69,568
Current tax liability	1,510	1,790
Income taxes payable	$44,822	$71,358
A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable.  Management reviews the need for a valuation allowance based on our anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, and tax planning strategies that are prudent and feasible.  In management’s opinion, it is more likely than not that we will realize the benefit of our deferred taxes.
49

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, we are no longer subject to U.S. federal, state, or local income tax examinations by tax authorities for years prior to 2018.  We are not currently under examination by the Internal Revenue Service (IRS).
Our policy is to recognize interest and penalties accrued related to unrecognized tax benefits in Income Tax Expense.  The Company recognized no tax benefit related to tax penalty and interest expense in 2021, 2020, or 2019.
We had no material uncertain tax positions at December 31, 2021 or December 31, 2020.
Income tax expense (benefit) is recorded in various places in our financial statements, as detailed below, for the years ended December 31.
	2021	2020	2019
Income tax expense	$2,216	$744	$5,023
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	(26,811)	30,809	34,453
Effect on DAC, VOBA, and DRL	2,112	(2,076)	(3,086)
Change in policyholder liabilities	2,458	(4,222)	(4,249)
Change in benefit plan obligations	1,360	289	809
Total income tax expense (benefit) included in financial statements	$(18,665)	$25,544	$32,950
The Coronavirus Aid, Relief and Economic Security Act (CARES Act) was signed into law on March 27, 2020 in an effort to provide fast and direct economic assistance to Americans during the COVID-19 health crisis.  The CARES Act had several income tax provisions that were utilized, which had a direct impact on our effective tax rate and income tax expense for 2020.  The benefits that applied to us included, but were not limited to, the ability to carry back net operating losses and the acceleration of the recovery of Alternative Minimum Tax (AMT) credits.  The 7% decrease in the effective tax rate noted above for 2020 was primarily the result of our ability to carry back net operating losses from the taxable years 2018 through 2020, which were taxed at a federal income tax rate of 21%, to the taxable years 2013 through 2017, which were taxed at a federal income tax rate of 35%.

50

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
12. Pensions and Other Postemployment Benefits
We have pension and other postemployment benefit plans covering substantially all of our employees for which the annual measurement date is December 31.
The Kansas City Life Cash Balance Pension Plan (pension plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010.  Although participants will no longer accrue additional benefits under the pension plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the pension plan with respect to their benefits accrued through December 31, 2010.  In addition, the cash balance account will continue to earn annual interest.  Pension plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year U.S. Treasury bond rate for November of each year or 5.00%.  Annual interest was calculated using 5.00% for 2021 and 2020.
The benefits expected to be paid in each year from 2022 through 2026 are as follows: $9.9 million in 2022; $10.3 million in 2023; $8.6 million in 2024; $8.3 million in 2025; and $7.9 million in 2026.  The aggregate benefits expected to be paid in the five years from 2027 through 2031 are $37.2 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2021 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement.  The 2022 contribution for the pension plan has not been determined.
The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:
	2021	Target Allocation	2020	Target Allocation

Equity securities	39%	28% - 48%	41%	28% - 48%
Asset allocation and alternative assets	15%	10% - 20%	14%	10% - 20%
Debt securities	46%	30% - 60%	45%	30% - 60%
Cash and cash equivalents	—%	0% - 10%	—%	0% - 10%
Certain of our pension plan assets consist of investments in pooled separate accounts.  The NAV of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV.  Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.
Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets.  Long-term strategic investment objectives include preserving the funded status of the pension plan and balancing risk and return.  Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range.
The current assumption for the expected long-term rate of return on plan assets is 5.77%.  This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the pension plan.  Effective January 1, 2022, the assumption for the expected long-term rate of return on plan assets was 5.80%.
The assumed discount rate used to determine the benefit obligation was 2.47% for pension benefits and was 2.68% for postemployment benefits.  The discount rates were determined by reference to the FTSC Pension Discount Curve (formerly the Citigroup Pension Liability Yield Curve) on December 31, 2021.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.
51

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The postemployment medical plans for eligible employees and their dependents are contributory with contributions adjusted annually.  The benefits expected to be paid in each year from 2022 through 2026 are as follows: $0.9 million in 2022; $0.9 million in 2023; $0.9 million in 2024; $1.0 million in 2025; and $0.9 million in 2026.  The aggregate benefits expected to be paid in the five years from 2027 through 2031 are $4.3 million.  The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2021.  The 2022 contribution for the postemployment medical plans is estimated to be $0.9 million.  The Company pays these medical costs as they become due and the postemployment plan incorporates cost-sharing features.  The postemployment plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003.  The Act introduced a new federal subsidy to sponsors of certain retiree health care plans that provide a benefit that is at least actuarially equivalent to Medicare.  Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact our disclosures.
Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions.  Contributions to these plans were $0.1 million in 2021 and $0.2 million in 2020 and 2019.  Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered.  Contributions to these plans were $0.2 million in 2021 and $0.3 million in 2020 and 2019.
Savings plans for eligible employees and agents match employee and agent contributions up to 8.00% of salary and 2.50% of agents’ prior year paid commissions.  Contributions to the savings plans were $2.5 million in 2021, $2.6 million in 2020, and $2.5 million in 2019.  We may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits.  The Company did not make a profit sharing contribution in 2021, 2020, or 2019.
We recognize the funded status of our pension and postemployment plans, measured as the difference between plan assets at fair value and the projected benefit obligation, in the Consolidated Balance Sheets.  Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within Other Comprehensive Income (Loss), net of taxes.
Significant sources of actuarial gains and losses for the pension plan included the impact of changes to the discount rate resulting in gains of $5.8 million during 2021 and losses of $10.5 million during 2020.  The pension plan included gains from asset returns compared to expected returns of $5.5 million in 2021 and $9.7 million in 2020.  The mortality assumption and lump sum interest changes resulted in losses of $0.7 million in 2021 and gains of $1.9 million in 2020.  The pension plan included losses from census change of $3.9 million and future cost of living adjustment of $2.4 million in 2021 with no significant changes in 2020.  The significant sources of actuarial gains and losses for other postretirement benefits included the impact of changes to the discount rate resulting in gains of $0.9 million in 2021 and losses of $2.1 million in 2020 and losses from updated claims costs of $0.6 million in 2021 and gains of $1.1 million in 2020.  The postretirement benefits included gains from spouse participation assumption of $0.6 million in 2021 with no significant change in 2020.
52

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following tables provide information regarding pension benefits and other postemployment benefits (OPEB) for the years ended December 31.
	Pension Benefits		OPEB
	2021	2020	2021	2020
Change in projected benefit obligation:
Benefit obligation at beginning of year	$130,242	$125,931	$20,105	$18,942
Service cost	—	—	181	184
Interest cost	2,505	3,494	460	576
Plan participants' contributions	—	—	547	486
Actuarial (gain) loss	1,222	8,828	(781)	876
Benefits paid	(9,862)	(8,011)	(1,506)	(959)
Benefit obligation at end of year	$124,107	$130,242	$19,006	$20,105

Change in plan assets:
Fair value of plan assets at beginning of year	$165,647	$151,704	$—	$—
Return on plan assets	14,749	18,926	—	—
Plan participants' contributions	—	—	547	486
Company contributions	1,028	3,028	959	473
Benefits paid	(9,862)	(8,011)	(1,506)	(959)
Fair value of net plan assets at end of year	$171,562	$165,647	$—	$—

Under/(over) funded status at end of year	$(47,455)	$(35,405)	$19,006	$20,105

	Pension Benefits		OPEB
	2021	2020	2021	2020
Amounts recognized in accumulated other comprehensive income (loss):
Net loss (gain)	$59,413	$66,035	$(8,672)	$(8,755)
Prior service credit	(1,208)	(1,274)	—	—
Total accumulated other comprehensive income (loss)	$58,205	$64,761	$(8,672)	$(8,755)

	Pension Benefits		OPEB
	2021	2020	2021	2020
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(4,248)	$(843)	$(781)	$876
Amortization of net gain (loss)	(2,374)	(2,514)	864	1,039
Amortization of prior service credit	66	66	—	—
Total (gain) loss recognized in other comprehensive income (loss)	$(6,556)	$(3,291)	$83	$1,915
53

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
	Pension Benefits		OPEB
	2021	2020	2021	2020
Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	2.47%	2.00%	2.68%	2.33%

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	2.00%	2.88%	2.33%	3.10%
Expected return on plan assets	5.77%	6.29%	—%	—
The following table presents the fair value of each major category of pension plan assets at December 31.
	2021	2020
Fixed maturity securities:
U.S. Government	$85	$159
Industrial and public utility	6,615	8,206
Investment funds:
Mutual funds	41,092	30,844
Collective trust	120,301	114,177
Limited partnerships	3,375	11,852
Other invested assets	31	10
Cash and cash equivalents	6	334
Receivables	57	65
Fair value of assets at end of year	$171,562	$165,647
54

The following tables provide the fair value hierarchy, as described in Note 4 - Fair Value Measurements, for pension plan assets at December 31.
	2021
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$85	$—	$85
Industrial and public utility	—	6,615	—	6,615
Mutual funds	41,092	—	—	41,092
Other invested assets	—	—	31	31
Total assets in the fair value hierarchy	41,092	6,700	31	47,823

Investments measured at net asset value: [1]
Collective trust				120,301
Limited partnerships				3,375
Investments at fair value				$171,499

	2020
	Level 1	Level 2	Level 3	Total
Fixed maturity securities:
U.S. Government	$—	$159	$—	$159
Industrial and public utility	—	8,206	—	8,206
Mutual funds	30,844	—	—	30,844
Other invested assets	—	—	10	10
Total assets in the fair value hierarchy	30,844	8,365	10	39,219

Investments measured at net asset value: [1]
Collective trust				114,177
Limited partnerships				11,852
Investments at fair value				$165,248
1 These investments are valued based on net asset value per unit.  These values are provided by the fund as a practical expedient and have not been classified in the fair value hierarchy.
The following table discloses the changes in Level 3 pension plan assets measured at fair value on a recurring basis for the years ended December 31.
	2021	2020
Beginning balance	$10	$13
Losses realized and unrealized	21	(3)
Ending balance	$31	$10
55

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides the components of net periodic benefit cost (credit) for the years ended December 31.
	Pension Benefits			OPEB
	2021	2020	2019	2021	2020	2019
Service cost	$—	$—	$—	$181	$184	$169
Interest cost	2,505	3,494	4,615	460	576	663
Expected return on plan assets	(9,279)	(9,255)	(9,223)	—	—	—
Amortization of:
Unrecognized actuarial net (gain) loss	2,374	2,514	2,874	(864)	(1,039)	(1,458)
Unrecognized prior service credit	(66)	(66)	(66)	—	—	—
Net periodic benefit credit	(4,466)	(3,313)	(1,800)	(223)	(279)	(626)
Total recognized in other comprehensive income (loss)	(6,556)	(3,291)	(7,517)	83	1,915	3,666
Total recognized in net periodic benefit cost (credit) and other comprehensive income (loss)	$(11,022)	$(6,604)	$(9,317)	$(140)	$1,636	$3,040
For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 6.25%, decreasing gradually to 5.00% in 2027 and thereafter.
56

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
13. Share-Based Payment
The Kansas City Life Insurance Company Omnibus Incentive Plan (long-term incentive plan) includes a long-term incentive benefit for senior management.  The long-term incentive plan design includes a cash award to participants that may be paid, in part, based on the increase in the share price of our common stock through units (phantom shares) assigned by the Board of Directors.  The cash award is calculated over a three-year interval on a calendar year basis.  At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units attributable to each participant.  The increase in the share price is determined based on the change in the share price from the beginning to the end of the three-year interval.  Amounts representing dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement.  In addition, all payments are lump sum with no deferrals allowed.  The Company does not make payments in shares, warrants, or options.
The following table provides information about the outstanding three-year intervals at December 31, 2021.
Defined Measurement Period	Number of Units	Grant Price
2019-2021	126,898	$35.12
2020-2022	129,114	$32.70
2021-2023	114,167	$37.39
2022-2024*	116,859	$42.03
* Effective January 1, 2022
The Company did not make any cash payments under the long-term incentive plan during 2021 for the three-year interval ended December 31, 2020.  The Company did not make any cash payments under the long-term incentive plan during 2020 for the three-year interval ended December 31, 2019.  The Company did not make any cash payments under the long-term incentive plan during 2019 for the three-year interval ended December 31, 2018.  The cost of share-based compensation accrued as an operating expense during 2021 was $1.5 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2020 was $0.6 million, net of tax.  The cost of share-based compensation accrued as an operating expense during 2019 was less than $0.1 million, net of tax.
57

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
14. Reinsurance
The following table provides information about reinsurance for the years ended December 31.
	2021	2020	2019
Life insurance in force (in millions) :
Direct	$50,757	$52,334	$52,752
Ceded	(32,269)	(32,884)	(32,889)
Assumed	5,082	4,121	4,337
Net	$23,570	$23,571	$24,200

Premiums:
Life insurance:
Direct	$253,348	$265,564	$266,345
Ceded	(98,507)	(94,074)	(96,263)
Assumed	7,030	4,855	4,717
Net	$161,871	$176,345	$174,799

Accident and health:
Direct	$57,043	$58,131	$59,681
Ceded	(10,050)	(10,720)	(11,253)
Net	$46,993	$47,411	$48,428
Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $10.6 million at December 31, 2021 and $11.9 million at December 31, 2020.  The reserve for future policy benefits ceded under this agreement was $6.5 million at December 31, 2021 and $7.3 million at December 31, 2020.
Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement.  Effective with the sale of Sunset Life on November 1, 2021, Kansas City Life assumed the responsibility for this agreement.  The insurance in force ceded approximated $531.6 million at December 31, 2021 and $577.8 million at December 31, 2020.  Premiums totaled $5.4 million during 2021, $5.6 million during 2020, and $5.7 million during 2019.
Reinsurance recoverables were $400.0 million at year-end 2021, consisting of reserves ceded of $353.1 million and claims ceded of $46.9 million.  Reinsurance recoverables were $391.4 million at year-end 2020, consisting of reserves ceded of $351.4 million and claims ceded of $40.0 million.
The maximum retention on any one life during 2021 and 2020 was $0.5 million for ordinary life plans and $0.1 million for group coverage.
The following table reflects our reinsurance partners whose reinsurance recoverable was 5% or greater of our total reinsurance recoverable at December 31, 2021, along with their A.M. Best credit rating.
	A.M. Best Rating	Reinsurance Recoverable	% of Recoverable
Transamerica Life Insurance Company	A	$132,224	33%
RGA Reinsurance Company	A+	110,024	27%
Swiss Re Life & Health America, Inc	A+	30,455	8%
Other (25 Companies)		127,248	32%
Total		$399,951	100%
58

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.
We monitor several factors that we consider relevant as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements.  These factors include the credit rating of the reinsurer and significant changes or events of the reinsurer.  If we believe that any reinsurer would not be able to satisfy its obligations with us, a separate contingency reserve may be established.  At year-end 2021 and 2020, no reinsurer met these conditions.  In addition, we review the credit rating and financial statements of a reinsurer before entering into any new agreements.
Assumed Reinsurance Arrangements
We acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement.  Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies.  This block had $559.1 million of life insurance in force at December 31, 2021 and $606.2 million of life insurance in force at December 31, 2020.  This block generated life insurance premiums of $1.7 million in 2021, $1.9 million in 2020, and $2.0 million in 2019.
We acquired a block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company in 2013.  The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business.  Included in the transaction are ongoing servicing arrangements for this business.  This block consisted of $392.7 million of separate account balances at December 31, 2021, which are included in the financial statements of American Family, compared to $369.9 million at December 31, 2020.  This block consisted of $0.5 million of future policy benefits and $34.1 million in fixed fund balances that are included in Policyholder Account Balances in the Company’s Consolidated Balance Sheets at December 31, 2021.  This block consisted of $0.5 million of future policy benefits and $32.8 million in fixed fund balances at December 31, 2020.
Effective November 1, 2021, Kansas City Life recognized 100% of the future policy benefits and policyholder account balances as well as other related liabilities in the reinsurance assumption that occurred December 31, 2020.  Effective December 31, 2020, Kansas City Life entered into a 100% assumption reinsurance agreement with Sunset Life of all direct policyholder liabilities written by Sunset Life.  As Sunset Life was still part of the consolidated entity prior to November 1, 2021, this agreement had no impact on consolidated reporting.  Effective with the sale of Sunset Life on November 1, 2021, the treaty is now accounted for as an assumption reinsurance agreement from an unaffiliated third party.  This block had $1.1 billion of life insurance in force at December 31, 2021 and generated life insurance premiums of $2.4 million in 2021.  This block consisted of $33.6 million of future policy benefits and $210.1 million of policyholder account balances at December 31, 2021.
59

Kansas City Life Insurance Company

Notes to Consolidated Financial Statements – (Continued)
15. Comprehensive Income (Loss)
Comprehensive Income (Loss) is comprised of Net Income and Other Comprehensive Income (Loss).  Other Comprehensive Income (Loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC, VOBA, DRL, future policy benefits, and policyholder account balances.  In addition, Other Comprehensive Income (Loss) includes the change in the liability for benefit plan obligations.  Other Comprehensive Income (Loss) reflects these items net of tax.
The following tables provide information about Comprehensive Income (Loss).
	Year Ended December 31, 2021
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized losses arising during the year:
Fixed maturity securities	$(123,342)	$(25,902)	$(97,440)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	4,810	1,010	3,800
Other-than-temporary impairment losses recognized in earnings	(467)	(98)	(369)
Other-than-temporary impairment losses recognized in other comprehensive loss	(15)	(3)	(12)
Net unrealized losses excluding impairment losses	(127,670)	(26,811)	(100,859)
Effect on DAC, VOBA, and DRL	10,058	2,112	7,946
Change in policyholder liabilities	11,705	2,458	9,247
Change in benefit plan obligations	6,475	1,360	5,115
Other comprehensive loss	$(99,432)	$(20,881)	$(78,551)
Net income			10,704
Comprehensive loss			$(67,847)
60

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
	Year Ended December 31, 2020
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$151,735	$31,864	$119,871
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,045	1,059	3,986
Other-than-temporary impairment losses recognized in earnings	—	—	—
Other-than-temporary impairment losses recognized in other comprehensive income	(19)	(4)	(15)
Net unrealized gains excluding impairment losses	146,709	30,809	115,900
Effect on DAC, VOBA, and DRL	(9,885)	(2,076)	(7,809)
Change in policyholder liabilities	(20,104)	(4,222)	(15,882)
Change in benefit plan obligations	1,376	289	1,087
Other comprehensive income	$118,096	$24,800	$93,296
Net income			15,170
Comprehensive income			$108,466

	Year Ended December 31, 2019
	Pre-Tax Amount	Tax Expense (Benefit)	Net-of-Tax Amount

Net unrealized gains arising during the year:
Fixed maturity securities	$166,201	$34,902	$131,299
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,723	572	2,151
Other-than-temporary impairment losses recognized in earnings	(580)	(122)	(458)
Other-than-temporary impairment losses recognized in other comprehensive income	(4)	(1)	(3)
Net unrealized gains excluding impairment losses	164,062	34,453	129,609
Effect on DAC, VOBA, and DRL	(14,694)	(3,086)	(11,608)
Change in policyholder liabilities	(20,236)	(4,249)	(15,987)
Change in benefit plan obligations	3,851	809	3,042
Other comprehensive income	$132,983	$27,927	$105,056
Net income			24,427
Comprehensive income			$129,483
61

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2021, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$252,334	$1,247	$(44,243)	$(20,524)	$(36,012)	$152,802
Other comprehensive income (loss) before reclassification	(96,874)	(566)	5,115	7,946	9,247	(75,132)
Amounts reclassified from accumulated other comprehensive income (loss)	(3,800)	381	—	—	—	(3,419)
Net current-period other comprehensive income (loss)	(100,674)	(185)	5,115	7,946	9,247	(78,551)
End of year	$151,660	$1,062	$(39,128)	$(12,578)	$(26,765)	$74,251
The following table provides accumulated balances related to each component of Accumulated Other Comprehensive Income (Loss) at December 31, 2020, net of tax.
	Unrealized Gain on Non-Impaired Securities	Unrealized Gain on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA/DRL Impact	Policyholder Liabilities	Total

Beginning of year	$136,264	$1,417	$(45,330)	$(12,715)	$(20,130)	$59,506
Other comprehensive income (loss) before reclassification	120,056	(185)	1,087	(7,809)	(15,882)	97,267
Amounts reclassified from accumulated other comprehensive income (loss)	(3,986)	15	—	—	—	(3,971)
Net current-period other comprehensive income (loss)	116,070	(170)	1,087	(7,809)	(15,882)	93,296
End of year	$252,334	$1,247	$(44,243)	$(20,524)	$(36,012)	$152,802
62

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following table presents the pre-tax and the related Income Tax Benefit (Expense) components of the amounts reclassified from Accumulated Other Comprehensive Income (Loss) to the Consolidated Statements of Comprehensive Income for the years ended December 31.
	2021	2020	2019
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Net realized investment gains, excluding impairment losses [1]	$4,810	$5,045	$2,723
Income tax expense (2)	(1,010)	(1,059)	(572)
Net of taxes	3,800	3,986	2,151

Other-than-temporary impairment losses [1]	(482)	(19)	(584)
Income tax benefit [2]	101	4	123
Net of taxes	(381)	(15)	(461)

Total pre-tax reclassifications	4,328	5,026	2,139
Total income tax expense	(909)	(1,055)	(449)
Total reclassification, net taxes	$3,419	$3,971	$1,690
1  (Increases) decreases Net Investment Gains in the Consolidated Statements of Comprehensive Income.
2  (Increases) decreases Income Tax Expense in the Consolidated Statements of Comprehensive Income.
16. Earnings per Share
Due to our capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported.  The average number of shares outstanding was 9,683,414 shares during 2021, 2020, and 2019.  The number of shares outstanding at both December 31, 2021 and December 31, 2020 was 9,683,414.
17. Segment Information
We have three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance, and Old American.  The Individual Insurance segment consists of individual insurance products for Kansas City Life, Grange Life, and the assumed reinsurance transactions.  Sunset Life was also included in the Individual Insurance segment until its sale on November 1, 2021.  The results of Sunset Life operations are included in the Individual Insurance segment for the first ten months of 2021 and the years ended December 31, 2020 and December 31, 2019.  For additional information on the sale of Sunset Life, please see the Business Changes section of Note 1 - Nature of Operations and Significant Accounting Policies.  The Group Insurance segment consists of sales of group life, dental, vision, disability, accident, and critical illness products.  The Old American segment consists of individual insurance products designed largely as final expense products.
Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded.  Separate investment portfolios are maintained for Kansas City Life, Old American, and Grange Life for segment reporting purposes.  Investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Policyholder benefits are specifically identified to the respective segment.  Most home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.
Inter-segment revenues are not material.  We operate solely in the United States of America and no individual customer accounts for 10% or more of our revenue.
63

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The following tables provide selected financial statement items of each of the operating segments for the years ended December 31.  Intercompany transactions have been eliminated to arrive at Consolidated Statements of Comprehensive Income.
	2021
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$168,675	$62,145	$99,847	$330,667
Interest credited to policyholder account balances	79,725	—	—	79,725
Amortization of deferred acquisition costs	12,520	—	20,697	33,217
Income tax expense (benefit)	3,537	(106)	(1,215)	2,216
Net income (loss)	15,698	(401)	(4,593)	10,704
Assets	4,959,634	10,030	463,766	5,433,430

	2020
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$189,081	$62,695	$98,702	$350,478
Interest credited to policyholder account balances	78,792	—	—	78,792
Amortization of deferred acquisition costs	21,444	—	20,697	42,141
Income tax expense (benefit)	793	904	(953)	744
Net income (loss)	15,327	3,405	(3,562)	15,170
Assets	4,989,424	11,438	462,150	5,463,012

	2019
	Individual Insurance	Group Insurance	Old American	Consolidated

Insurance revenues	$190,041	$63,091	$95,981	$349,113
Interest credited to policyholder account balances	78,520	—	—	78,520
Amortization of deferred acquisition costs	15,506	—	20,442	35,948
Income tax expense	4,163	558	302	5,023
Net income	21,191	2,099	1,137	24,427
Assets	4,772,243	12,006	435,616	5,219,865

64

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
18. Quarterly Consolidated Financial Data (unaudited)
The unaudited quarterly results of operations for the years ended December 31 are summarized in the following table.
	2021
	First	Second	Third	Fourth

Total revenues	$122,331	$124,804	$121,282	$142,895
Total benefits and expenses	122,974	119,537	128,271	127,610
Net income (loss)	(668)	4,286	(6,006)	13,092
Per common share, basic and diluted	(0.07)	0.44	(0.62)	1.36

	2020
	First	Second	Third	Fourth

Total revenues	$123,035	$146,772	$128,005	$126,098
Total benefits and expenses	123,446	125,464	129,033	130,053
Net income (loss)	150	16,969	(1,199)	(750)
Per common share, basic and diluted	0.02	1.75	(0.13)	(0.07)

19. Statutory Information and Stockholder Dividends Restriction
The following table provides Kansas City Life’s net gain (loss) from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.
	2021	2020	2019

Net gain (loss) from operations	$(5,494)	$(1,287)	$5,965
Net income	24,165	11,554	6,929
Capital and surplus	245,300	265,341	260,804
Kansas City Life recognizes its 100% ownership in Old American and Grange Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis.  Capital and surplus at December 31, 2021 in the above table includes capital and surplus of $18.3 million for Old American and $29.9 million for Grange Life.
Stockholder dividends may not exceed statutory unassigned surplus.  Additionally, under Missouri law, a company must have the prior approval of the Missouri Director of Insurance to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  Both Kansas City Life and Old American are Missouri-domiciled insurance companies.  The maximum stockholder dividends payable by Kansas City Life without prior approval in 2022 is $24.5 million, 10% of December 31, 2021 capital and surplus.  The maximum stockholder dividends payable by Old American without prior approval in 2022 is $1.8 million, 10% of December 31, 2021 capital and surplus.
Grange Life is subject to the laws in Ohio, its state of domicile.  The maximum stockholder dividends payable by Grange Life without prior approval in 2022 is $3.0 million, 10% of December 31, 2021 capital and surplus.
We believe that the statutory limitations described above impose no practical restrictions on the declaration and subsequent payment of any dividend that may be declared on any of our three insurance companies.
Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks.  One such measure is through the risk-based capital (RBC) guidelines.  RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly
65

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
capitalized insurance companies for the purpose of initiating regulatory action.  RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures.  The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis.  Generally, regulatory action is at 150% of the authorized control level.  Each of the insurance companies was within the range of approximately 530% to 720%, well in excess of the control level at December 31, 2021.
We are required to deposit a defined amount of assets with state regulatory authorities.  Such assets had a statutory carrying value of $9.5 million at December 31, 2021, $16.2 million at December 31, 2020, and $16.3 million at December 31, 2019.

20. Commitments, Contingent Liabilities, Guarantees, and Indemnifications
Commitments
In the normal course of business, we have open purchase and sale commitments.  At December 31, 2021, we had purchase commitments to fund mortgage loans of $24.2 million.
Subsequent to December 31, 2021, we entered into commitments to fund additional mortgage loans of $24.5 million.
Contingent Liabilities
On March 1, 2019, the Delaware Department of Insurance requested Scottish Re (US) be placed in rehabilitation. Kansas City Life has ceded some of its business to Scottish Re (US), a subsidiary of Scottish Re Group.  Based on the information currently available, the Company does not have sufficient information to make an assessment of the likelihood of any loss related to this matter. The Company will continue to closely monitor developments related to the rehabilitation proceeding.
Kansas City Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.
Due to the unpredictable nature of litigation, the probable outcome of a litigation matter and the amount or range of potential loss can be difficult to ascertain.  We establish liabilities for litigation and other loss contingencies when available information indicates both that a loss is probable and the amount of the loss can be reasonably estimated.  Some matters could require us to pay damages or make other expenditures or establish accruals in amounts that cannot be estimated as of December 31, 2021.  Based on information currently known by management, management does not believe any such expenditures are likely to have a material adverse effect on Kansas City Life’s financial condition.
Cost of Insurance Litigation
We are the defendant in three related litigation matters (including two class actions and one putative class action) that allege that we determined cost of insurance rates in excess of amounts permitted by the terms of certain life insurance policies.
The three matters are:
•
Meek v. KCL, which is a class action filed in the U.S. District Court for the Western District of Missouri, including current and former policyholders who purchased certain universal life policies originally issued in the State of Kansas.  As discussed below, the Court in the Meek case has certified a class of policyholders for the action and identified the policies at issue.

•
Karr v. KCL, which is a class action filed in the 16th Circuit Court for the State of Missouri (Jackson County), including current Missouri residents who purchased certain universal life policies in the State of Missouri.  As discussed below, the Court in Karr has certified a class of policyholders for the action, identified the policies at issue, and issued partial summary judgment on three of the five counts.

•
Sheldon v. KCL, which is a putative class action filed in the 16th Circuit Court for the State of Missouri (Jackson County), where plaintiff seeks to represent all similar current and former policyholders who purchased certain variable universal life products in any state where the policies were issued.  The plaintiff is seeking damages and declaratory relief on behalf of all such policyholders.  The Court in Sheldon has not certified a class or identified the variable universal life products at issue.

The certain universal life insurance policies at issue in both the Meek v. KCL and the Karr v. KCL matters are the Better Life Plan, Better Life Plan Qualified, LifeTrack, AGP, MGP, PGP, Chapter One, Classic, Rightrack (89), Performer (88), Performer (91), Prime Performer, Competitor (88), Competitor (91), Executive (88), Executive (91), Protector 50, LewerMax, Ultra 20 (93), Competitor II, Executive II, Performer II, or Ultra 20 (96).
66

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
The Court in Karr v. KCL certified a class of policyholders to be represented by the named plaintiff on July 12, 2021.  The class in the Karr lawsuit includes current Missouri citizens whose life insurance policies were issued in Missouri and were active on or after January 1, 2002.  On February 22, 2022, the Court granted partial Summary Judgment to plaintiffs on three of the five counts at issue in the class action.  The three counts will be submitted to a jury to determine what damages, if any, have been incurred by the Class.  The remaining two counts have not yet been adjudicated.  KCL has moved to decertify the class, will vigorously defend the damages claims and remaining claims at trial, and intends to pursue any appeals that may be available at the appropriate times.
The Court in Meek v. KCL certified a class of policyholders to be represented by the named plaintiff on February 7, 2022, for four of the five counts at issue in the class action.  The Court also limited the class to Kansas policyholders rather than the multi-state class sought by plaintiff.  The Kansas-only class that was certified in the Meek lawsuit includes current and former policyholders whose life insurance policies were issued in Kansas and whose policies were active on or after January 1, 2002. The Court’s decision means that the class of policyholders certified in the Meek v. KCL lawsuit meets the requirements of Federal Rule of Civil Procedure 23(b)(3), which governs class actions in federal courts.  While the ruling establishes a class at this stage of the litigation and permits the future issuance of a notice to class members, the Court has not decided who will win this case.
We believe we have meritorious defenses to all of the claims asserted in the Meek and Sheldon cases described above and to the unadjudicated claims and damages claims asserted in the Karr case.  We are vigorously defending each of these matters. However, there can be no assurances as to the outcome of these matters.  In the event of an unfavorable outcome, the amount that may be required to be paid to discharge or settle the matters could have a material adverse impact on our business and financial statements.
We have not concluded that a loss related the Meek or Sheldon matters is probable, nor have we accrued any liability relating to those two matters.
With respect to the damages claims related to the three Counts subject to the partial summary judgment ruling in Karr, the circumstances of our defenses and the potential damages claims by plaintiff, including the potential for compensatory damages, interest and punitive damages, as well as our intent to pursue any available appeals, make it impossible to estimate a potential range of potential losses in this matter.  As a result, we have not accrued a liability for this loss contingency at this time.
Regulatory Matters
We are subject to regular reviews and inspections by state and federal regulatory authorities.  State insurance examiners - or independent audit firms engaged by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints.  A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against us or our employees, which could have a material adverse effect on our financial statements.
The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process.  Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process.  Based on our analysis to date, we believe that we have adequately reserved for contingencies from a change in statute or regulation.  Ongoing regulatory developments and other future requirements related to this matter may result in additional payments or costs that could be significant and could have a material adverse effect on our financial statements.
Guarantees and Indemnifications
We are subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  We are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  We believe that the likelihood is remote that material payments would be required under such indemnifications and, therefore, such indemnifications would not result in a material adverse effect on our financial position or financial statements.
67

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements – (Continued)
21. Subsequent Events
We evaluated events that occurred subsequent to December 31, 2021 through March 4, 2022, the date the consolidated financial statements were issued and have identified the following subsequent event.
On January 24, 2022, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 9, 2022 to stockholders of record on February 3, 2022.
There have been no other subsequent events that occurred during such period that require disclosure in, or adjustment to, the consolidated financial statements as of and for the year ended December 31, 2021.
68

Independent Auditor’s Report
The Audit Committee and Stockholders
Kansas City Life Insurance Company
Kansas City, Missouri
Opinion
We have audited the consolidated financial statements of Kansas City Life Insurance Company and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2021 and 2020, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2021 in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements” section of our report. We are required to be independent of Kansas City Life Insurance Company and subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern within one year after the date that these consolidated financial statements are issued.
Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Kansas City Life Insurance Company and subsidiaries’ internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

69

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Kansas City Life Insurance Company and subsidiaries’ ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Required Supplementary Information
Accounting principles generally accepted in the United States of America require that the incurred and paid claims development information for the years 2012 through 2020 in Note 8 be presented to supplement the basic consolidated financial statements. Such information is the responsibility of management and, although not a part of the basic consolidated financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic consolidated financial statements, and other knowledge we obtained during our audit of the basic consolidated financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
/s/ BKD, LLP
Kansas City, Missouri
March 4, 2022

70

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2021 and 2020

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
 STATEMENT OF NET ASSETS
DECEMBER 31, 2021

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number of		Number	Unit	Number	Unit	Number	Unit	Fair
	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Hermes Insurance Series
Managed Volatility Fund II - P	189,631	$ 12.90	76,383	$ 25.570	5,153	$ 18.889	28,351	$ 13.961	$ 2,446	$ 2,287
High Income Bond Fund II - P	216,312	6.39	25,499	39.957	2,474	35.367	7,760	35.555	1,382	1,381
Government Money Fund II - S	1,404,484	1.00	89,741	12.922	-	13.011	21,654	11.309	1,404	1,404

MFS® Variable Insurance Trust
Research Series - Initial Class Shares	214,730	38.59	87,602	80.838	11,025	60.716	11,383	47.042	8,286	5,540
Growth Series - Initial Class Shares	211,462	79.36	128,099	115.603	12,359	90.051	14,335	59.997	16,782	9,551
Total Return Series - Initial Class Shares	123,831	27.78	42,754	55.933	5,077	46.470	24,312	33.431	3,440	2,834
Total Return Bond Series - Initial Class Shares	140,793	13.63	52,431	28.827	328	29.175	16,342	24.355	1,919	1,875
Utilities Series - Initial Class Shares	275,028	38.31	74,557	107.257	8,217	86.340	36,202	50.552	10,536	8,157

MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	128,801	9.81	38,991	27.300	452	27.443	6,894	27.083	1,264	1,295

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	278,041	18.70	54,591	79.019	2,675	81.366	10,847	61.584	5,199	3,961
VP International Fund - Class I	383,568	14.86	108,337	45.083	3,782	36.241	24,010	28.264	5,700	4,018
VP Value Fund - Class I	498,247	13.67	137,503	30.895	12,143	32.881	48,182	44.904	6,811	4,542
VP Disciplined Core Value Fund - Class I	172,599	10.72	54,749	25.298	6,910	26.946	7,115	39.216	1,850	1,525
VP Ultra® Fund - Class I	93,114	31.38	21,934	75.558	1,901	79.533	13,678	81.407	2,922	1,675
VP Mid Cap Value Fund - Class I	9,904	25.02	5,793	36.857	-	38.481	874	39.242	248	200

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	71,365	11.42	33,250	17.272	3,029	18.181	9,974	18.610	815	752

BNY Mellon Variable Investment Fund
Appreciation Portfolio - Initial Shares	126,108	53.72	86,321	67.076	714	67.751	19,346	48.389	6,775	4,955
Opportunistic Small Cap Portfolio - Initial Shares	124,982	57.77	127,772	43.209	14,119	40.328	35,670	31.678	7,220	5,104

BNY Mellon Stock Index Fund, Inc. - Initial Shares	352,952	77.81	326,937	67.445	39,426	66.374	57,980	48.226	27,463	15,605

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	20,432	58.08	7,524	113.996	2,033	121.321	2,131	38.605	1,187	739

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	43,908	45.86	15,773	73.676	6,870	78.410	6,239	50.155	2,014	1,146
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	180,562	28.40	55,468	64.765	1,846	68.927	29,550	47.659	5,128	3,753
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	191,094	13.34	30,443	58.632	1,324	61.716	10,804	63.171	2,549	1,929

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund - Class 2	181,984	17.47	61,087	33.899	2,223	35.949	30,717	33.484	3,179	2,726
Franklin Small-Mid Cap Growth VIP Fund - Class 2	68,877	22.39	31,003	32.554	4,054	34.522	7,948	49.437	1,542	1,330
Templeton Developing Markets VIP Fund - Class 2	244,868	10.67	55,651	32.877	1,668	34.866	16,811	43.123	2,613	2,348
Templeton Foreign VIP Fund - Class 2	223,157	13.59	57,907	34.193	1,858	36.390	52,921	18.614	3,033	3,045

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
 STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2021

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	209,345	22.85	46,514	53.834	9,031	57.292	37,989	46.383	4,784	3,224

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	9,360	88.63	26,262	19.402	8,730	20.575	3,909	35.912	830	572
V.I. Technology Fund - Series I Shares	18,564	38.08	38,651	13.578	1,173	14.398	4,176	39.577	707	460
V.I. Core Equity Fund - Series I Shares	59,183	37.79	66,464	22.890	2,382	24.274	21,302	30.858	2,237	1,903

Columbia Funds Variable Series Trust II
Mid-Cap Growth Fund (Class 2)	53,422	50.95	67,487	28.632	442	30.364	18,765	41.358	2,722	1,242
Seligman Global Technology Fund (Class 2)	121,710	34.73	44,269	77.181	1,826	81.849	5,623	117.505	4,227	2,595
Select Small Cap Value Fund (Class 2)	87,045	34.77	37,953	50.923	449	53.603	19,498	54.866	3,027	1,736

Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2	39,449	52.51	42,746	39.227	758	40.843	8,743	41.599	2,071	1,425
VIP Freedom Income PortfolioSM - Service Class 2	16,749	12.69	4,175	16.182	3,555	16.848	4,959	17.160	213	202
VIP Freedom 2010 PortfolioSM - Service Class 2	17	14.33	13	19.268	-	20.062	-	20.433	-	-
VIP Freedom 2015 PortfolioSM - Service Class 2	191	14.33	134	20.340	-	21.178	-	21.570	3	3
VIP Freedom 2020 PortfolioSM - Service Class 2	9,506	15.31	6,193	21.010	-	21.876	692	22.281	146	118
VIP Freedom 2025 PortfolioSM - Service Class 2	8,977	17.65	1,455	22.682	5,099	23.616	209	24.054	158	100
VIP Freedom 2030 PortfolioSM - Service Class 2	14,585	17.81	10,164	23.293	-	24.253	931	24.702	260	193
VIP Freedom 2035 PortfolioSM - Service Class 2	784	29.78	809	28.846	-	29.788	-	30.226	23	18
VIP Freedom 2040 PortfolioSM - Service Class 2	2,048	28.83	1,972	29.934	-	30.910	-	31.364	59	43
VIP Freedom 2045 PortfolioSM - Service Class 2	5,546	29.07	5,353	30.117	-	31.100	-	31.557	161	115
VIP Freedom 2050 PortfolioSM - Service Class 2	5,565	26.18	4,652	30.167	-	31.151	169	31.609	146	106

Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	11,875	12.67	6,439	14.562	-	14.955	3,745	15.137	150	141
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5,214	13.45	3,237	15.663	-	16.085	1,194	16.281	70	59
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	10,134	13.10	7,971	15.760	-	16.185	435	16.382	133	115

American Funds Insurance Series®
Capital World Bond Fund - Class 2 Shares	1,052	11.70	554	10.835	-	11.005	569	11.083	12	13
Global Growth Fund - Class 2 Shares	1,862	44.94	2,762	24.214	436	24.594	245	24.769	84	68
New World Fund® - Class 2 Shares	6,130	31.48	9,642	18.420	-	18.710	816	18.843	193	162
Growth-Income Fund - Class 2 Shares	5,588	66.44	10,310	22.075	266	22.422	6,096	22.581	371	310
Capital Income Builder® - Class 2 Shares	1,172	12.16	542	14.141	-	14.363	455	14.465	14	12
Asset Allocation Fund - Class 2 Shares	1,603	28.74	1,378	17.607	-	17.884	1,211	18.011	46	42

American Funds Insurance Series® Managed Risk Funds
Managed Risk Growth Fund - Class P2 Shares	11,365	18.42	9,232	22.644	-	23.000	12	23.163	209	186
Managed Risk International Fund - Class P2 Shares	4,387	10.48	3,659	12.528	-	12.725	11	12.816	46	46
Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	655	12.88	576	14.161	-	14.383	20	14.485	8	8
Managed Risk Growth-Income Fund - Class P2 Shares	2,768	15.64	1,608	17.637	-	17.914	828	18.041	43	37
Managed Risk Asset Allocation Fund - Class P2 Shares	74,790	14.93	58,345	15.406	-	15.648	13,818	15.759	1,117	966
Total Net Assets									$ 157,977	$ 109,897

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2021
 (in thousands)
	Federated Hermes Insurance Series			MFS® Variable Insurance Trust					MFS® Variable Insurance Trust II
	Managed Volatility Fund II - P	High Income Bond Fund II - P	Government Money Fund II - S	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Total Return Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividend Distributions	$42	69	-	42	-	60	52	170	39
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	19	11	13	66	139	26	16	79	11
Net Investment Income (Loss)	23	58	(13)	(24)	(139)	34	36	91	28
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	3	(5)	-	228	1,072	88	12	224	3
Capital Gains Distributions	-	-	-	437	2,230	160	-	332	51
Unrealized Appreciation (Depreciation)	352	-	-	984	98	130	(78)	577	(87)
Net Gain (Loss) on Investments	355	(5)	-	1,649	3,400	378	(66)	1,133	(33)

Change in Net Assets from Operations	$378	53	(13)	1,625	3,261	412	(30)	1,224	(5)

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2021
 (in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.	BNY Mellon Variable Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Disciplined Core Value Fund - Class I	VP Ultra® Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividend Distributions	$-	9	113	19	-	3	25	27	8
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	44	47	49	14	20	2	6	52	59
Net Investment Income (Loss)	(44)	(38)	64	5	(20)	1	19	(25)	(51)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	188	229	301	23	225	14	6	149	282
Capital Gains Distributions	604	156	-	249	180	-	-	573	-
Unrealized Appreciation (Depreciation)	(235)	69	967	67	171	28	18	730	788
Net Gain (Loss) on Investments	557	454	1,268	339	576	42	24	1,452	1,070

Change in Net Assets from Operations	$513	416	1,332	344	556	43	43	1,427	1,019

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2021
 (in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund - Class 2	Templeton Developing Markets VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2

Investment Income:
Income:
Dividend Distributions	$286	8	13	25	22	26	-	23	55
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	210	9	14	39	19	22	12	21	23
Net Investment Income (Loss)	76	(1)	(1)	(14)	3	4	(12)	2	32
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	1,511	43	57	308	111	43	41	98	19
Capital Gains Distributions	1,089	25	79	121	120	67	187	52	-
Unrealized Appreciation (Depreciation)	3,367	183	306	523	363	568	(81)	(318)	51
Net Gain (Loss) on Investments	5,967	251	442	952	594	678	147	(168)	70

Change in Net Assets from Operations	$6,043	250	441	938	597	682	135	(166)	102

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2021
 (in thousands)

	Calamos® Advisors Trust	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)			Columbia Funds Variable Series Trust II			Fidelity® Variable Insurance Products
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Small Cap Value Fund (Class 2)	VIP ContrafundSM Portfolio - Service Class 2	VIP Freedom Income PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$17	-	-	14	-	11	-	-	2
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	33	6	6	16	21	31	22	15	1
Net Investment Income (Loss)	(16)	(6)	(6)	(2)	(21)	(20)	(22)	(15)	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	189	113	32	27	217	293	326	70	1
Capital Gains Distributions	358	95	65	47	-	425	-	235	3
Unrealized Appreciation (Depreciation)	322	(116)	(4)	419	187	492	448	135	(2)
Net Gain (Loss) on Investments	869	92	93	493	404	1,210	774	440	2

Change in Net Assets from Operations	$853	86	87	491	383	1,190	752	425	3

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2021
 (in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2	VIP Freedom 2015 PortfolioSM - Service Class 2	VIP Freedom 2020 PortfolioSM - Service Class 2	VIP Freedom 2025 PortfolioSM - Service Class 2	VIP Freedom 2030 PortfolioSM - Service Class 2	VIP Freedom 2035 PortfolioSM - Service Class 2	VIP Freedom 2040 PortfolioSM - Service Class 2	VIP Freedom 2045 PortfolioSM - Service Class 2	VIP Freedom 2050 PortfolioSM - Service Class 2

Investment Income:
Income:
Dividend Distributions	$-	-	1	1	2	-	-	1	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	1	1	2	-	-	1	1
Net Investment Income (Loss)	-	-	-	-	-	-	-	-	-
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	4	5	8	-	1	1	2
Capital Gains Distributions	-	-	8	6	10	1	2	6	5
Unrealized Appreciation (Depreciation)	-	-	-	4	7	2	5	15	13
Net Gain (Loss) on Investments	-	-	12	15	25	3	8	22	20

Change in Net Assets from Operations	$-	-	12	15	25	3	8	22	20

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2021
 (in thousands)

	Northern Lights Variable Trust			American Funds Insurance Series®
	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	Capital World Bond Fund - Class 2 Shares	Global Growth Fund - Class 2 Shares	New World Fund® - Class 2 Shares	Growth-Income Fund - Class 2 Shares	Capital Income Builder® - Class 2 Shares	Asset Allocation Fund - Class 2 Shares

Investment Income:
Income:
Dividend Distributions	$1	1	1	-	-	2	3	-	1
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	1	1	1	-	1	2	2	-	-
Net Investment Income (Loss)	-	-	-	-	(1)	-	1	-	1
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	-	-	2	-	3	4	13	-	2
Capital Gains Distributions	-	-	-	-	3	6	2	-	1
Unrealized Appreciation (Depreciation)	6	6	12	(1)	3	(4)	35	1	2
Net Gain (Loss) on Investments	6	6	14	(1)	9	6	50	1	5

Change in Net Assets from Operations	$6	6	14	(1)	8	6	51	1	6

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (CONTINUED)
YEAR ENDED DECEMBER 31, 2021
 (in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares	Managed Risk International Fund - Class P2 Shares	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	Managed Risk Growth-Income Fund - Class P2 Shares	Managed Risk Asset Allocation Fund - Class P2 Shares	Total

Investment Income:
Income:
Dividend Distributions	$1	-	-	1	12	1,209
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	2	-	-	-	8	1,217
Net Investment Income (Loss)	(1)	-	-	1	4	(8)
Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss)	10	-	-	2	7	6,605
Capital Gains Distributions	8	-	-	1	-	7,999
Unrealized Appreciation (Depreciation)	8	(2)	1	3	88	11,626
Net Gain (Loss) on Investments	26	(2)	1	6	95	26,230

Change in Net Assets from Operations	$25	(2)	1	7	99	26,222

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	Federated Hermes Insurance Series						MFS® Variable Insurance Trust
	Managed Volatility Fund II - P		High Income Bond Fund II - P		Government Money Fund II - S		Research Series - Initial Class Shares		Growth Series - Initial Class Shares		Total Return Series - Initial Class Shares
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$23	36	58	69	(13)	(9)	(24)	(8)	(139)	(114)	34	45
Net Realized Gain (Loss) and Capital Gains Distributions	3	(67)	(5)	(20)	-	-	665	377	3,302	1,618	248	145
Unrealized Appreciation (Depreciation)	352	31	-	9	-	-	984	564	98	2,118	130	48
Change in Net Assets from Operations	378	-	53	58	(13)	(9)	1,625	933	3,261	3,622	412	238

Deposits	172	184	76	87	566	226	278	269	472	485	200	198

Payments and Withdrawals:
Death Benefits	-	-	-	-	1,329	410	-	-	-	-	-	-
Withdrawals	120	167	116	73	89	41	236	288	588	720	186	416
Administrative Fees	126	140	63	77	115	97	264	280	492	511	181	195
Net Transfers to (from) Fixed Account	72	(15)	(50)	35	(634)	(817)	96	115	933	334	(41)	107
Payments and Withdrawals	318	292	129	185	899	(269)	596	683	2,013	1,565	326	718

Net Assets:
Net Increase (Decrease)	232	(108)	-	(40)	(346)	486	1,307	519	1,720	2,542	286	(282)
Beginning of Year	2,214	2,322	1,382	1,422	1,750	1,264	6,979	6,460	15,062	12,520	3,154	3,436

End of Year	$2,446	2,214	1,382	1,382	1,404	1,750	8,286	6,979	16,782	15,062	3,440	3,154

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	MFS® Variable Insurance Trust				MFS® Variable Insurance Trust II		American Century Variable Portfolios, Inc.
	Total Return Bond Series - Initial Class Shares		Utilities Series - Initial Class Shares		Income Portfolio - Initial Class Shares		VP Capital Appreciation Fund - Class I		VP International Fund - Class I		VP Value Fund - Class I
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$36	48	91	146	28	33	(44)	(33)	(38)	(16)	64	80
Net Realized Gain (Loss) and Capital Gains Distributions	12	20	556	389	54	2	792	496	385	194	301	243
Unrealized Appreciation (Depreciation)	(78)	61	577	(100)	(87)	58	(235)	1,003	69	883	967	(324)
Change in Net Assets from Operations	(30)	129	1,224	435	(5)	93	513	1,466	416	1,061	1,332	(1)

Deposits	181	179	529	546	110	109	218	192	357	378	416	430

Payments and Withdrawals:
Death Benefits	-	1	-	-	-	-	-	-	-	-	-	-
Withdrawals	99	192	419	414	48	78	353	180	250	272	415	417
Administrative Fees	92	106	389	433	62	72	173	161	218	225	263	268
Net Transfers to (from) Fixed Account	(98)	1	(202)	54	(62)	2	(71)	233	(69)	240	25	(75)
Payments and Withdrawals	93	300	606	901	48	152	455	574	399	737	703	610

Net Assets:
Net Increase (Decrease)	58	8	1,147	80	57	50	276	1,084	374	702	1,045	(181)
Beginning of Year	1,861	1,853	9,389	9,309	1,207	1,157	4,923	3,839	5,326	4,624	5,766	5,947

End of Year	$1,919	1,861	10,536	9,389	1,264	1,207	5,199	4,923	5,700	5,326	6,811	5,766

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	American Century Variable Portfolios, Inc.						American Century Variable Portfolios II, Inc.		BNY Mellon Variable Investment Fund
	VP Disciplined Core Value Fund - Class I		VP Ultra® Fund - Class I		VP Mid Cap Value Fund - Class I		VP Inflation Protection Fund - Class II		Appreciation Portfolio - Initial Shares		Opportunistic Small Cap Portfolio - Initial Shares
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$5	16	(20)	(16)	1	2	19	4	(25)	(3)	(51)	(9)
Net Realized Gain (Loss) and Capital Gains Distributions	272	102	405	371	14	(3)	6	-	722	431	282	(45)
Unrealized Appreciation (Depreciation)	67	30	171	514	28	(4)	18	55	730	609	788	1,116
Change in Net Assets from Operations	344	148	556	869	43	(5)	43	59	1,427	1,037	1,019	1,062

Deposits	97	135	174	144	19	34	69	70	245	246	360	323

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	4
Withdrawals	23	160	215	170	10	26	37	55	293	305	238	315
Administrative Fees	82	85	104	96	11	15	34	38	223	229	277	256
Net Transfers to (from) Fixed Account	8	44	-	255	(17)	23	(37)	(1)	38	72	272	66
Payments and Withdrawals	113	289	319	521	4	64	34	92	554	606	787	641

Net Assets:
Net Increase (Decrease)	328	(6)	411	492	58	(35)	78	37	1,118	677	592	744
Beginning of Year	1,522	1,528	2,511	2,019	190	225	737	700	5,657	4,980	6,628	5,884

End of Year	$1,850	1,522	2,922	2,511	248	190	815	737	6,775	5,657	7,220	6,628

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

					JPMorgan Insurance Trust						Franklin Templeton Variable Insurance Products Trust
	BNY Mellon Stock Index Fund, Inc. - Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares		Insurance Trust U.S. Equity Portfolio - Class 1 Shares		Insurance Trust Small Cap Core Portfolio - Class 1 Shares		Insurance Trust Mid Cap Value Portfolio - Class 1 Shares		Franklin Global Real Estate VIP Fund - Class 2
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$76	156	(1)	2	(1)	-	(14)	8	3	14	4	63
Net Realized Gain (Loss) and Capital Gains Distributions	2,600	2,287	68	41	136	123	429	236	231	109	110	221
Unrealized Appreciation (Depreciation)	3,367	1,023	183	149	306	176	523	351	363	(148)	568	(450)
Change in Net Assets from Operations	6,043	3,466	250	192	441	299	938	595	597	(25)	682	(166)

Deposits	1,097	1,217	61	73	71	56	322	334	173	169	236	231

Payments and Withdrawals:
Death Benefits	-	54	-	-	-	-	-	-	-	-	-	-
Withdrawals	1,983	1,462	51	63	26	52	520	203	106	171	316	223
Administrative Fees	934	1,060	50	49	75	76	192	185	96	95	135	138
Net Transfers to (from) Fixed Account	409	546	(1)	58	(91)	15	100	146	135	40	-	(144)
Payments and Withdrawals	3,326	3,122	100	170	10	143	812	534	337	306	451	217

Net Assets:
Net Increase (Decrease)	3,814	1,561	211	95	502	212	448	395	433	(162)	467	(152)
Beginning of Year	23,649	22,088	976	881	1,512	1,300	4,680	4,285	2,116	2,278	2,712	2,864

End of Year	$27,463	23,649	1,187	976	2,014	1,512	5,128	4,680	2,549	2,116	3,179	2,712

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	Franklin Templeton Variable Insurance Products Trust						Calamos® Advisors Trust		AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
	Franklin Small-Mid Cap Growth VIP Fund - Class 2		Templeton Developing Markets VIP Fund - Class 2		Templeton Foreign VIP Fund - Class 2		Calamos Growth and Income Portfolio		V.I. American Franchise Fund - Series I Shares		V.I. Technology Fund - Series I Shares
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(12)	(9)	2	74	32	68	(16)	(10)	(6)	(6)	(6)	(4)
Net Realized Gain (Loss) and Capital Gains Distributions	228	149	150	93	19	(83)	547	114	208	123	97	105
Unrealized Appreciation (Depreciation)	(81)	359	(318)	201	51	(23)	322	661	(116)	189	(4)	107
Change in Net Assets from Operations	135	499	(166)	368	102	(38)	853	765	86	306	87	208

Deposits	57	54	186	188	236	231	160	176	31	35	23	24

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	2	-	7	-	7	-	-
Withdrawals	78	44	242	157	216	212	202	268	235	43	28	62
Administrative Fees	53	46	102	108	120	127	158	164	29	31	22	21
Net Transfers to (from) Fixed Account	(99)	97	(357)	51	(127)	(152)	184	41	2	150	(22)	143
Payments and Withdrawals	32	187	(13)	316	209	189	544	480	266	231	28	226

Net Assets:
Net Increase (Decrease)	160	366	33	240	129	4	469	461	(149)	110	82	6
Beginning of Year	1,382	1,016	2,580	2,340	2,904	2,900	4,315	3,854	979	869	625	619

End of Year	$1,542	1,382	2,613	2,580	3,033	2,904	4,784	4,315	830	979	707	625

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)		Columbia Funds Variable Series Trust II						Fidelity® Variable Insurance Products
	V.I. Core Equity Fund - Series I Shares		Mid-Cap Growth Fund (Class 2)		Seligman Global Technology Fund (Class 2)		Select Small Cap Value Fund (Class 2)		VIP ContrafundSM Portfolio - Service Class 2		VIP Freedom Income PortfolioSM - Service Class 2
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(2)	9	(21)	(17)	(20)	(24)	(22)	(17)	(15)	(10)	1	-
Net Realized Gain (Loss) and Capital Gains Distributions	74	368	217	173	718	319	326	78	305	57	4	2
Unrealized Appreciation (Depreciation)	419	(178)	187	499	492	835	448	161	135	312	(2)	8
Change in Net Assets from Operations	491	199	383	655	1,190	1,130	752	222	425	359	3	10

Deposits	131	142	128	130	107	119	207	216	117	103	3	3

Payments and Withdrawals:
Death Benefits	-	9	-	4	-	-	-	-	-	-	-	-
Withdrawals	33	143	118	192	400	245	256	208	68	88	2	-
Administrative Fees	74	78	88	89	102	93	103	104	58	55	5	4
Net Transfers to (from) Fixed Account	113	7	92	96	126	146	194	16	(80)	54	(91)	(46)
Payments and Withdrawals	220	237	298	381	628	484	553	328	46	197	(84)	(42)

Net Assets:
Net Increase (Decrease)	402	104	213	404	669	765	406	110	496	265	90	55
Beginning of Year	1,835	1,731	2,509	2,105	3,558	2,793	2,621	2,511	1,575	1,310	123	68

End of Year	$2,237	1,835	2,722	2,509	4,227	3,558	3,027	2,621	2,071	1,575	213	123

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	Fidelity® Variable Insurance Products
	VIP Freedom 2010 PortfolioSM - Service Class 2		VIP Freedom 2015 PortfolioSM - Service Class 2		VIP Freedom 2020 PortfolioSM - Service Class 2		VIP Freedom 2025 PortfolioSM - Service Class 2		VIP Freedom 2030 PortfolioSM - Service Class 2		VIP Freedom 2035 PortfolioSM - Service Class 2
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	-	-	1	-	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	-	2	12	10	11	8	18	10	1	1
Unrealized Appreciation (Depreciation)	-	-	-	-	-	9	4	12	7	20	2	2
Change in Net Assets from Operations	-	-	-	2	12	19	15	20	25	31	3	3

Deposits	-	-	2	2	5	6	2	2	16	20	2	1

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	1	-	2	-	-	4	3	-	-	-	-	-
Administrative Fees	1	1	2	2	7	9	8	7	7	7	1	1
Net Transfers to (from) Fixed Account	-	(1)	-	2	11	-	6	(1)	9	(1)	(4)	(1)
Payments and Withdrawals	2	-	4	4	18	13	17	6	16	6	(3)	-

Net Assets:
Net Increase (Decrease)	(2)	-	(2)	-	(1)	12	-	16	25	45	8	4
Beginning of Year	2	2	5	5	147	135	158	142	235	190	15	11

End of Year	$-	2	3	5	146	147	158	158	260	235	23	15

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	Fidelity® Variable Insurance Products						Northern Lights Variable Trust
	VIP Freedom 2040 PortfolioSM - Service Class 2		VIP Freedom 2045 PortfolioSM - Service Class 2		VIP Freedom 2050 PortfolioSM - Service Class 2		TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares		TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	-	-	-	-	-	1	-	1	-	1
Net Realized Gain (Loss) and Capital Gains Distributions	3	2	7	5	7	13	-	1	-	-	2	(3)
Unrealized Appreciation (Depreciation)	5	5	15	15	13	8	6	2	6	2	12	5
Change in Net Assets from Operations	8	7	22	20	20	21	6	4	6	3	14	3

Deposits	5	5	13	13	14	15	4	4	4	4	10	13

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	-	-	-	39	-	2	-	2	4	10
Administrative Fees	1	2	3	3	6	6	3	3	2	3	11	13
Net Transfers to (from) Fixed Account	-	-	-	-	(5)	(2)	(57)	(1)	-	-	-	10
Payments and Withdrawals	1	2	3	3	1	43	(54)	4	2	5	15	33

Net Assets:
Net Increase (Decrease)	12	10	32	30	33	(7)	64	4	8	2	9	(17)
Beginning of Year	47	37	129	99	113	120	86	82	62	60	124	141

End of Year	$59	47	161	129	146	113	150	86	70	62	133	124

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	American Funds Insurance Series®
	Capital World Bond Fund - Class 2 Shares		Global Growth Fund - Class 2 Shares		New World Fund® - Class 2 Shares		Growth-Income Fund - Class 2 Shares		Capital Income Builder® - Class 2 Shares		Asset Allocation Fund - Class 2 Shares
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$-	-	(1)	-	-	(1)	1	1	-	-	1	-
Net Realized Gain (Loss) and Capital Gains Distributions	-	-	6	3	10	5	15	5	-	-	3	2
Unrealized Appreciation (Depreciation)	(1)	-	3	9	(4)	28	35	17	1	1	2	2
Change in Net Assets from Operations	(1)	-	8	12	6	32	51	23	1	1	6	4

Deposits	2	2	18	12	10	9	53	37	3	3	8	20

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	-	-
Withdrawals	-	-	2	7	-	6	29	6	-	-	-	20
Administrative Fees	1	1	7	5	4	5	18	12	1	1	6	5
Net Transfers to (from) Fixed Account	(1)	(6)	(18)	(5)	(17)	(16)	(118)	(5)	-	(5)	(18)	(2)
Payments and Withdrawals	-	(5)	(9)	7	(13)	(5)	(71)	13	1	(4)	(12)	23

Net Assets:
Net Increase (Decrease)	1	7	35	17	29	46	175	47	3	8	26	1
Beginning of Year	11	4	49	32	164	118	196	149	11	3	20	19

End of Year	$12	11	84	49	193	164	371	196	14	11	46	20

See accompanying Notes to Financial Statements

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
YEARS ENDED DECEMBER 31, 2021 and 2020
(in thousands)

	American Funds Insurance Series® Managed Risk Funds
	Managed Risk Growth Fund - Class P2 Shares		Managed Risk International Fund - Class P2 Shares		Managed Risk Washington Mutual Investors FundSM - Class P2 Shares		Managed Risk Growth-Income Fund - Class P2 Shares		Managed Risk Asset Allocation Fund - Class P2 Shares		Total
	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

Change in Net Assets from Operations:
Net Investment Income (Loss)	$(1)	-	-	-	-	-	1	1	4	5	$(8)	578
Net Realized Gain (Loss) and Capital Gains Distributions	18	2	-	-	-	-	3	2	7	29	14,604	8,865
Unrealized Appreciation (Depreciation)	8	14	(2)	1	1	-	3	1	88	4	11,626	11,060
Change in Net Assets from Operations	25	16	(2)	1	1	-	7	4	99	38	26,222	20,503

Deposits	33	13	15	6	4	5	9	7	89	90	8,206	8,025

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-	-	1,329	498
Withdrawals	-	-	-	-	-	-	-	-	10	28	8,666	8,249
Administrative Fees	15	7	5	3	4	4	6	5	48	43	5,732	5,955
Net Transfers to (from) Fixed Account	23	(147)	(1)	1	2	1	11	1	(220)	(28)	253	1,731
Payments and Withdrawals	38	(140)	4	4	6	5	17	6	(162)	43	15,980	16,433

Net Assets:
Net Increase (Decrease)	20	169	9	3	(1)	-	(1)	5	350	85	18,448	12,095
Beginning of Year	189	20	37	34	9	9	44	39	767	682	139,529	127,434

End of Year	$209	189	46	37	8	9	43	44	1,117	767	$157,977	139,529

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements
1. Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is marketed and presented herein as follows:

•	Century II Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Accumulator Variable Universal Life (presented herein with Century II Variable Universal Life);
•	Century II Survivorship Variable Universal Life (sales discontinued effective January 1, 2009);
•	Century II Heritage Survivorship Variable Universal Life (presented herein with Century II Survivorship Variable Universal Life and sales discontinued effective January 1, 2009); and,
•	Century II Alliance Variable Universal Life (sales discontinued effective January 1, 2009).

All products are distributed by Sunset Financial Services, Inc. (SFS), a wholly-owned subsidiary of KCL.  SFS has entered into a series of selling agreements with third-party broker-dealers that sell the contracts through their registered representatives who are licensed as insurance agents with KCL.

The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, that follows the accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services Investment Companies.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is only available to service these liabilities.  All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 59 series-type mutual funds, as listed below, or into KCL’s Fixed Account.  The underlying mutual fund options are not directly available to the general public. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.  The Fixed Account represents a portion of the general account assets of KCL and is not included in this report.  KCL’s Fixed Account may be charged with liabilities arising out of other business conducted by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

The following Series-Type Mutual Funds are available in the Account:

Federated Hermes Insurance Series	Calamos® Advisors Trust
Managed Volatility Fund II - P	Calamos Growth and Income Portfolio
High Income Bond Fund II - P
Government Money Fund II - S	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares
MFS® Variable Insurance Trust	V.I. Technology Fund - Series I Shares
Research Series - Initial Class Shares	V.I. Core Equity Fund - Series I Shares
Growth Series - Initial Class Shares
Total Return Series - Initial Class Shares	Columbia Funds Variable Series Trust II
Total Return Bond Series - Initial Class Shares	Mid-Cap Growth Fund (Class 2)
Utilities Series - Initial Class Shares	Seligman Global Technology Fund (Class 2)
Select Small Cap Value Fund (Class 2)
MFS® Variable Insurance Trust II
Income Portfolio - Initial Class Shares	Fidelity® Variable Insurance Products
VIP ContrafundSM Portfolio - Service Class 2
American Century Variable Portfolios, Inc.	VIP Freedom Income PortfolioSM - Service Class 2
VP Capital Appreciation Fund - Class I	VIP Freedom 2010 PortfolioSM - Service Class 2
VP International Fund - Class I	VIP Freedom 2015 PortfolioSM - Service Class 2
VP Value Fund - Class I	VIP Freedom 2020 PortfolioSM - Service Class 2
VP Disciplined Core Value Fund - Class I	VIP Freedom 2025 PortfolioSM - Service Class 2
VP Ultra® Fund - Class I	VIP Freedom 2030 PortfolioSM - Service Class 2
VP Mid Cap Value Fund - Class I	VIP Freedom 2035 PortfolioSM - Service Class 2
VIP Freedom 2040 PortfolioSM - Service Class 2
American Century Variable Portfolios II, Inc.	VIP Freedom 2045 PortfolioSM - Service Class 2
VP Inflation Protection Fund - Class II	VIP Freedom 2050 PortfolioSM - Service Class 2

BNY Mellon Variable Investment Fund	Northern Lights Variable Trust
Appreciation Portfolio - Initial Shares	TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
Opportunistic Small Cap Portfolio - Initial Shares	TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
BNY Mellon Stock Index Fund, Inc. - Initial Shares
American Funds Insurance Series®
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	Capital World Bond Fund - Class 2 Shares
Global Growth Fund - Class 2 Shares
JPMorgan Insurance Trust	New World Fund® - Class 2 Shares
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Growth-Income Fund - Class 2 Shares
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Capital Income Builder® - Class 2 Shares
Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Asset Allocation Fund - Class 2 Shares

Franklin Templeton Variable Insurance Products Trust	American Funds Insurance Series® Managed Risk Funds
Franklin Global Real Estate VIP Fund - Class 2	Managed Risk Growth Fund - Class P2 Shares
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Managed Risk International Fund - Class P2 Shares
Templeton Developing Markets VIP Fund - Class 2	Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
Templeton Foreign VIP Fund - Class 2	Managed Risk Growth-Income Fund - Class P2 Shares
Managed Risk Asset Allocation Fund - Class P2 Shares

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

Fund Changes

During the years ended December 31, 2021 and 2020, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date
American Funds Managed Risk Blue Chip Income & Growth Fund – Class P2 Shares	American Funds Managed Risk Washington Mutual Investors Fund – Class P2 Shares	May 1, 2021
American Century VP Income & Growth Fund – Class I	American Century VP Disciplined Core Value Fund – Class I	September 25, 2020
MFS Strategic Income Portfolio – Initial Class Shares	MFS Income Portfolio – Initial Class Shares	September 1, 2020
American Funds Global Bond Fund – Class 2 Shares	American Funds Capital World Bond Fund – Class 2 Shares	May 1, 2020
Federated Managed Volatility Fund II - P	Federated Hermes Managed Volatility Fund II - P	May 1, 2020
Federated High Income Bond Fund II - P	Federated Hermes High Income Bond Fund II - P	May 1, 2020
Federated Government Money Fund II - P	Federated Hermes Government Money Fund II - P	May 1, 2020

There were no funds that merged during the years ended December 31, 2021 and 2020.

Financial Statements

The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Investments – The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic, issuer, and market conditions.  While such risks are borne by the contract holder, management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

COVID-19 Pandemic – During the first quarter of 2020, there was a global outbreak of COVID-19.  The domestic response to this pandemic continues to evolve.  The extent of the impact of COVID-19 on the operational and financial performance of the Separate Account will depend on certain ongoing developments many of which are uncertain and cannot be predicted at this time.  The impact to such things as the financial markets, which have been volatile during the periods presented, include the creation and administration of vaccines, the responses by governments at both the federal and state level, and the duration of the pandemic itself.  The full extent to which the COVID-19 pandemic may impact the financial condition and ongoing results of operations is uncertain and unpredictable.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using the quoted net asset value (NAV) as provided by the mutual fund sponsors at the end of each trading day.  See Note 3 for additional fair value disclosures.

Security Transactions

The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.

Distributions Received

Income from dividends and capital gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In August 2018, the FASB issued ASU No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement.  This update modifies the disclosure requirements for fair value measurements in ASC Topic 820 Fair Value Measurement.  Specific fair value measurement disclosure requirements are removed, modified, or added.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019.  Effective January 1, 2020, the Company adopted this FASB with no impact to these financial statements as the FASB is related to disclosure only items.

All other new accounting standards and updates of existing standards issued in 2021 and 2020 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 27, 2022, the date that the financial statements have been issued.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2021:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$ 336	$ 459
Federated Hermes High Income Bond Fund II - P	215	210
Federated Hermes Government Money Fund II - S	2,282	2,628
MFS® Research Series - Initial Class Shares	840	745
MFS® Growth Series - Initial Class Shares	2,908	2,358
MFS® Total Return Series - Initial Class Shares	530	462
MFS® Total Return Bond Series - Initial Class Shares	398	274
MFS® Utilities Series - Initial Class Shares	1,493	1,147
MFS® Income Portfolio - Initial Class Shares	288	147
American Century VP Capital Appreciation Fund - Class I	1,043	720
American Century VP International Fund - Class I	847	771
American Century VP Value Fund - Class I	738	961
American Century VP Disciplined Core Value Fund - Class I	380	142
American Century VP Ultra® Fund - Class I	585	570
American Century VP Mid Cap Value Fund - Class I	80	64
American Century VP Inflation Protection Fund - Class II	142	88
BNY Mellon Appreciation Portfolio - Initial Shares	948	709
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	508	986
BNY Mellon Stock Index Fund, Inc. - Initial Shares	2,897	3,961
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	120	135
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	284	145
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	709	1,092
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	449	490
Franklin Global Real Estate VIP Fund - Class 2	510	654
Franklin Small-Mid Cap Growth VIP Fund - Class 2	427	227
Templeton Developing Markets VIP Fund - Class 2	674	421
Templeton Foreign VIP Fund - Class 2	498	439
Calamos Growth and Income Portfolio	608	650
Invesco V.I. American Franchise Fund - Series I Shares	136	282
Invesco V.I. Technology Fund - Series I Shares	129	75
Invesco V.I. Core Equity Fund - Series I Shares	234	278
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	206	397
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	709	825
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	413	781
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	496	205
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	99	8
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	1	3
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	2	4
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	14	19
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	13	22
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	40	30
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	8	2
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	8	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	19	3
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	25	7
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	62	4
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	5	3
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	13	18
American Funds Capital World Bond Fund - Class 2 Shares	3	1
American Funds Global Growth Fund - Class 2 Shares	42	13
American Funds New World Fund® - Class 2 Shares	47	18
American Funds Growth-Income Fund - Class 2 Shares	193	66
American Funds Capital Income Builder® - Class 2 Shares	4	2
American Funds Asset Allocation Fund - Class 2 Shares	81	59
American Funds Managed Risk Growth Fund - Class P2 Shares	86	84
American Funds Managed Risk International Fund - Class P2 Shares	17	6
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	4	6
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	11	17
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	320	65
Total	$ 25,177	$ 24,960

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

2020:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$330	$ 402
Federated High Income Bond Fund II - P	245	274
Federated Government Money Fund II - S	1,833	1,347
MFS® Research Series - Initial Class Shares	633	807
MFS® Growth Series - Initial Class Shares	1,451	1,797
MFS® Total Return Series - Initial Class Shares	414	809
MFS® Total Return Bond Series - Initial Class Shares	380	453
MFS® Utilities Series - Initial Class Shares	1,215	1,198
MFS® Strategic Income Portfolio - Initial Class Shares	200	210
American Century VP Capital Appreciation Fund - Class I	666	651
American Century VP International Fund - Class I	548	857
American Century VP Value Fund - Class I	984	950
American Century VP Income & Growth Fund - Class I	301	364
American Century VP Ultra® Fund - Class I	441	641
American Century VP Mid Cap Value Fund - Class I	45	73
American Century VP Inflation Protection Fund - Class II	185	203
Dreyfus Appreciation Portfolio - Initial Shares	709	669
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	511	838
Dreyfus Stock Index Fund, Inc. - Initial Shares	3,016	3,444
The Dreyfus Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	104	188
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	151	157
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	858	808
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	400	406
Franklin Global Real Estate VIP Fund - Class 2	808	467
Franklin Small-Mid Cap Growth VIP Fund - Class 2	232	228
Templeton Developing Markets VIP Fund - Class 2	422	419
Templeton Foreign VIP Fund - Class 2	580	470
Calamos Growth and Income Portfolio	310	601
Invesco V.I. American Franchise Fund - Series I Shares	103	244
Invesco V.I. Technology Fund - Series I Shares	93	252
Invesco V.I. Core Equity Fund - Series I Shares	594	306
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	163	431
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	410	564
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	363	492
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	154	251
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	58	12
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	23	25
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	17	16
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	11	9
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	30	6
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	2	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	7	2
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	18	3
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	23	46
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	8	6
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	6	6
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	28	47
American Funds Global Bond Fund - Class 2	7	-
American Funds Global Growth Fund - Class 2	20	14
American Funds New World Fund - Class 2	47	33
American Funds Growth-Income Fund - Class 2	53	24
American Funds Capital Income Builder - Class 2	9	2
American Funds Asset Allocation Fund - Class 2	22	25
American Funds Managed Risk Growth Fund - Class P2	163	9
American Funds Managed Risk International Fund - Class P2	7	5
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2	5	5
American Funds Managed Risk Growth-Income Fund - Class P2	15	11
American Funds Managed Risk Asset Allocation Fund - Class P2	155	75
Total	$ 20,586	$ 22,652

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

3.   Fair Value Measurement

Under GAAP, fair value represents the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. It is the Account’s practice to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2021 and 2020, all assets were classified as Level 2 and were measured at fair value on a recurring basis totaling $157,977,000 (2020 - $139,529,000). The Account did not have any transfers between levels during the years ended December 31, 2021 and 2020.

The NAV of the investments in mutual funds is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value.  The fair value of the underlying mutual funds or stocks is used to determine the NAV of the separate account, which is not publicly quoted.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

4. Expenses and Deductions

Variable Universal Life
Contract charges are assessed for variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	2.25% of each premium payment
Surrender Charge (Deferred Sales Load)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	0% - 30% of actual premiums paid
Surrender Charge (Deferred Administrative Expense)	Upon surrender, lapse or decrease in contract amount during the first 15 contract years	$5 per $1,000 of the amount insured
Partial Surrender	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$6 for maintenance $20 additional fee for first 12 months of contract and first 12 months after an increase in total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.05 - $26.63 per $1,000 of the net amount at risk

Century II Accumulator Variable Universal Life
FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	5.00% of each premium payment
Surrender Charge	Upon surrender or lapse during the first 15 contract years	$6 - $48 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$10 for maintenance $0 - $1.36 per $1,000 of the total amount insured
Cost of insurance	On the allocation date and monthly anniversary day	$0.01 - $25.83 per $1,000 of the net amount at risk

Century II Alliance Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Expense Charge	Upon receipt of each premium payment	6.35% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 15 contract years	$6.02 - $45.34 per $1,000 of the total amount insured
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.50% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

FEE TABLE (Continued)
Fee	When Fee is Deducted	Current Amount Deducted
Cost of insurance	On the allocation date and monthly anniversary day	$0.06 - $38.50 per $1,000 of the net amount at risk

Surrender charges
During the year ended 2021, ($2,000) (2020 – ($6,000)) was assessed in surrender charges for Century II Variable Universal Life, $22,000 (2020 - $163,000) for Century II Accumulator Variable Universal Life and $11,000 (2020 - $8,000) for Century II Alliance Variable Universal Life.

Other fees and charges
Other fees and charges are primarily comprised of premium expense charges, mortality and expense risk charges, administrative fees, and cost of insurance.  During the year ended 2021, other fees and charges, primarily cost of insurance, totaled $5,531,000 (2020 - $5,497,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life products.  Currently, KCL is not charging the per thousand portion of the monthly administrative fee for Century II Alliance Variable Universal Life, but other contract charges, primarily cost of insurance, totaled $884,000 (2020 - $902,000) in 2021.

Survivorship Variable Universal Life

Contract charges are assessed for survivorship variable universal life policies based on the tables below.  Mortality and expense risk, administrative fees, and cost of insurance are assessed through the reduction of units and unit values.

Century II Heritage Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment
Sales Charge	Upon receipt of each premium payment	6.00% of each premium payment
Surrender Charge	Upon complete surrender or lapse during the first 10 contract years	$0 - $50 per $1,000 of the total amount insured at issue
Partial Surrender Fee	Upon each partial surrender	The lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the allocation date and monthly anniversary day	$7.50 monthly fee $0.07 - $0.35 per $1,000 of the total amount insured (1st 10 contract years only)
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

Century II Survivorship Variable Universal Life

FEE TABLE
Fee	When Fee is Deducted	Current Amount Deducted
Premium Processing Charge	Upon receipt of each premium payment	4.85% of each premium payment
Sales Charge	Upon receipt of each premium payment	2.00% - 50.00% (first 20 years)
Surrender Charge	Upon partial surrender only	Lesser of 2.00% of the amount surrendered or $25
Transfer Processing Fee	7th transfer in a contract year	$25 for each additional transfer after six transfers during a contract year
Mortality and Expense Risk Charge	Daily	Annual rate of 0.625% of the average daily net asset value of each subaccount
Administrative Fee	On the contract date and monthly anniversary day	$7.50 monthly fee $0.02 per $1,000 of the total amount insured $12.50 for the first 5 contract years
Cost of insurance	On the allocation date and monthly anniversary day	$0 - $358.81 per $1,000 of the net amount at risk annually

Surrender charges
During the year ended 2021, less than $1,000 (2020 - ($2,000)) of surrender charges were assessed for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal, products.

Other fees and charges
Other fees and charges are primarily comprised of mortality and expense risk charges, administrative fees and cost of insurance. During the year ended 2021, other fees and charges, primarily cost of insurance, totaled $534,000 (2020 - $555,000) for the combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, products.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2021:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Hermes Managed Volatility Fund II - P	$16	$1	$2	$19
Federated Hermes High Income Bond Fund II - P	9	1	1	11
Federated Hermes Government Money Fund II - S	11	-	2	13
MFS® Research Series - Initial Class Shares	59	4	3	66
MFS® Growth Series - Initial Class Shares	129	6	4	139
MFS® Total Return Series - Initial Class Shares	21	1	4	26
MFS® Total Return Bond Series - Initial Class Shares	14	-	2	16
MFS® Utilities Series - Initial Class Shares	67	4	8	79
MFS® Income Portfolio - Initial Class Shares	9	1	1	11
American Century VP Capital Appreciation Fund - Class I	39	1	4	44
American Century VP International Fund - Class I	42	1	4	47
American Century VP Value Fund - Class I	37	2	10	49
American Century VP Disciplined Core Value Fund - Class I	12	1	1	14
American Century VP Ultra® Fund - Class I	14	1	5	20
American Century VP Mid Cap Value Fund - Class I	2	-	-	2
American Century VP Inflation Protection Fund - Class II	5	-	1	6
BNY Mellon Appreciation Portfolio - Initial Shares	48	-	4	52
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	50	3	6	59
BNY Mellon Stock Index Fund, Inc. - Initial Shares	182	15	13	210
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	8	1	-	9
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	10	3	1	14
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	30	1	8	39
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	15	-	4	19
Franklin Global Real Estate VIP Fund - Class 2	17	-	5	22
Franklin Small-Mid Cap Growth VIP Fund - Class 2	9	1	2	12
Templeton Developing Markets VIP Fund - Class 2	17	-	4	21
Templeton Foreign VIP Fund - Class 2	18	-	5	23
Calamos Growth and Income Portfolio	21	3	9	33
Invesco V.I. American Franchise Fund - Series I Shares	4	1	1	6
Invesco V.I. Technology Fund - Series I Shares	5	-	1	6
Invesco V.I. Core Equity Fund - Series I Shares	13	-	3	16
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	16	1	4	21
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	28	-	3	31
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	17	-	5	22
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	13	-	2	15
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	-	1
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	2	-	-	2
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	-	-	1
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	1	-	-	1
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	-	-	1
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-	-
American Funds Global Growth Fund - Class 2 Shares	1	-	-	1
American Funds New World Fund® - Class 2 Shares	2	-	-	2
American Funds Growth-Income Fund - Class 2 Shares	2	-	-	2
American Funds Capital Income Builder® - Class 2 Shares	-	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	-	-	-	-
American Funds Managed Risk Growth Fund - Class P2 Shares	2	-	-	2
American Funds Managed Risk International Fund - Class P2 Shares	-	-	-	-
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	-	-	-	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	7	-	1	8
	$1,030	$54	$133	$1,217

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2021:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	17	25	(8)
Federated Hermes High Income Bond Fund II - P	4	5	(1)
Federated Hermes Government Money Fund II - S	176	203	(27)
MFS® Research Series - Initial Class Shares	5	10	(5)
MFS® Growth Series - Initial Class Shares	7	22	(15)
MFS® Total Return Series - Initial Class Shares	7	10	(3)
MFS® Total Return Bond Series - Initial Class Shares	13	10	3
MFS® Utilities Series - Initial Class Shares	13	14	(1)
MFS® Income Portfolio - Initial Class Shares	7	5	2
American Century VP Capital Appreciation Fund - Class I	6	10	(4)
American Century VP International Fund - Class I	18	20	(2)
American Century VP Value Fund - Class I	20	29	(9)
American Century VP Disciplined Core Value Fund - Class I	5	5	-
American Century VP Ultra® Fund - Class I	7	8	(1)
American Century VP Mid Cap Value Fund - Class I	2	1	1
American Century VP Inflation Protection Fund - Class II	7	5	2
BNY Mellon Appreciation Portfolio - Initial Shares	6	12	(6)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	13	24	(11)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	26	68	(42)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	1	-
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	3	2	1
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	10	19	(9)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	6	8	(2)
Franklin Global Real Estate VIP Fund - Class 2	14	21	(7)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	7	6	1
Templeton Developing Markets VIP Fund - Class 2	16	10	6
Templeton Foreign VIP Fund - Class 2	16	15	1
Calamos Growth and Income Portfolio	5	13	(8)
Invesco V.I. American Franchise Fund - Series I Shares	2	15	(13)
Invesco V.I. Technology Fund - Series I Shares	4	4	-
Invesco V.I. Core Equity Fund - Series I Shares	8	11	(3)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	7	12	(5)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	4	12	(8)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	8	15	(7)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	7	5	2
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	5	-	5
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	-	1
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	4	-	4
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	1	2	(1)
American Funds Capital World Bond Fund - Class 2 Shares	-	-	-
American Funds Global Growth Fund - Class 2 Shares	2	1	1
American Funds New World Fund® - Class 2 Shares	2	1	1
American Funds Growth-Income Fund - Class 2 Shares	9	3	6
American Funds Capital Income Builder® - Class 2 Shares	-	-	-
American Funds Asset Allocation Fund - Class 2 Shares	5	3	2
American Funds Managed Risk Growth Fund - Class P2 Shares	4	4	-
American Funds Managed Risk International Fund - Class P2 Shares	1	-	1
American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	2	(1)
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	21	5	16

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

2020:	Units Issued	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Hermes Managed Volatility Fund II - P	16	21	(5)
Federated Hermes High Income Bond Fund II - P	5	8	(3)
Federated Hermes Government Money Fund II - S	143	105	38
MFS® Research Series - Initial Class Shares	7	15	(8)
MFS® Growth Series - Initial Class Shares	8	23	(15)
MFS® Total Return Series - Initial Class Shares	7	20	(13)
MFS® Total Return Bond Series - Initial Class Shares	12	17	(5)
MFS® Utilities Series - Initial Class Shares	11	15	(4)
MFS® Income Portfolio - Initial Class Shares	6	8	(2)
American Century VP Capital Appreciation Fund - Class I	5	12	(7)
American Century VP International Fund - Class I	15	27	(12)
American Century VP Value Fund - Class I	32	40	(8)
American Century VP Disciplined Core Value Fund - Class I	10	18	(8)
American Century VP Ultra® Fund - Class I	5	13	(8)
American Century VP Mid Cap Value Fund - Class I	2	3	(1)
American Century VP Inflation Protection Fund - Class II	11	12	(1)
BNY Mellon Appreciation Portfolio - Initial Shares	6	15	(9)
BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares	19	30	(11)
BNY Mellon Stock Index Fund, Inc. - Initial Shares	31	73	(42)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares	1	3	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	1	3	(2)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	16	19	(3)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	7	11	(4)
Franklin Global Real Estate VIP Fund - Class 2	19	18	1
Franklin Small-Mid Cap Growth VIP Fund - Class 2	3	8	(5)
Templeton Developing Markets VIP Fund - Class 2	9	12	(3)
Templeton Foreign VIP Fund - Class 2	21	19	2
Calamos Growth and Income Portfolio	8	16	(8)
Invesco V.I. American Franchise Fund - Series I Shares	3	16	(13)
Invesco V.I. Technology Fund - Series I Shares	4	24	(20)
Invesco V.I. Core Equity Fund - Series I Shares	12	19	(7)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)	8	20	(12)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	4	12	(8)
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	12	14	(2)
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	5	9	(4)
Fidelity® VIP Freedom Income PortfolioSM - Service Class 2	4	1	3
Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2	-	1	(1)
Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2	-	-	-
Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2	1	1	-
Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2	1	2	(1)
TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	-	-	-
TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares	2	3	(1)
American Funds Capital World Bond Fund - Class 2 Shares	1	-	1
American Funds Global Growth Fund - Class 2 Shares	1	1	-
American Funds New World Fund® - Class 2 Shares	3	2	1
American Funds Growth-Income Fund - Class 2 Shares	3	1	2
American Funds Capital Income Builder® - Class 2 Shares	1	-	1
American Funds Asset Allocation Fund - Class 2 Shares	2	2	-
American Funds Managed Risk Growth Fund - Class P2 Shares	9	1	8
American Funds Managed Risk International Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Blue Chip Income & Growth Fund - Class P2 Shares	-	-	-
American Funds Managed Risk Growth-Income Fund - Class P2 Shares	1	1	-
American Funds Managed Risk Asset Allocation Fund - Class P2 Shares	9	5	4

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable universal life contracts, net assets, investment income ratios, the expense ratios, and total return ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the periods or years in the five-year period ended December 31, 2021 as follows:

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Hermes Managed Volatility Fund II - P
2021	110	$ 13.961	to	$ 25.570	$ 2,446	1.79%	0.50% to 0.90%	17.45%	to	17.92%
2020	118	$ 11.839	to	$ 21.771	$ 2,214	2.55%	0.50% to 0.90%	0.02%	to	0.43%
2019	123	$ 11.789	to	$ 21.766	$ 2,322	2.04%	0.50% to 0.90%	19.15%	to	19.62%
2018	128	$ 9.855	to	$ 18.267	$ 2,018	3.47%	0.50% to 0.90%	-10.01%	to	-9.64%
2017	130	$ 10.906	to	$ 20.298	$ 2,310	1.61%	0.50% to 0.90%	9.96%	to	10.40%

Federated Hermes High Income Bond Fund II - P
2021	36	$ 35.367	to	$ 39.957	$ 1,382	5.03%	0.50% to 0.90%	3.91%	to	4.33%
2020	37	$ 33.944	to	$ 38.454	$ 1,382	5.93%	0.50% to 0.90%	4.64%	to	5.06%
2019	40	$ 32.349	to	$ 36.749	$ 1,422	6.04%	0.50% to 0.90%	13.52%	to	13.97%
2018	41	$ 28.419	to	$ 32.373	$ 1,285	8.13%	0.50% to 0.90%	-4.16%	to	-3.77%
2017	44	$ 29.570	to	$ 33.777	$ 1,462	6.66%	0.50% to 0.90%	5.98%	to	6.41%

Federated Hermes Government Money Fund II - S
2021	111	$ 11.309	to	$ 13.011	$ 1,404	0.00%	0.50% to 0.90%	-0.89%	to	-0.50%
2020	138	$ 11.366	to	$ 13.093	$ 1,750	0.17%	0.50% to 0.90%	-0.69%	to	-0.30%
2019	100	$ 11.400	to	$ 13.148	$ 1,264	1.61%	0.50% to 0.90%	0.73%	to	1.14%
2018	90	$ 11.272	to	$ 13.034	$ 1,143	1.23%	0.50% to 0.90%	0.35%	to	0.75%
2017	92	$ 11.188	to	$ 12.989	$ 1,158	0.31%	0.50% to 0.90%	-0.59%	to	-0.19%

MFS® Research Series - Initial Class Shares
2021	110	$ 47.042	to	$ 80.838	$ 8,286	0.54%	0.50% to 0.90%	23.68%	to	24.18%
2020	115	$ 37.882	to	$ 65.359	$ 6,979	0.72%	0.50% to 0.90%	15.55%	to	16.01%
2019	123	$ 32.654	to	$ 56.565	$ 6,460	0.77%	0.50% to 0.90%	31.76%	to	32.28%
2018	133	$ 24.685	to	$ 42.931	$ 5,331	0.70%	0.50% to 0.90%	-5.23%	to	-4.85%
2017	144	$ 25.943	to	$ 45.301	$ 6,069	1.35%	0.50% to 0.90%	22.27%	to	22.75%

MFS® Growth Series - Initial Class Shares
2021	155	$ 59.997	to	$ 115.603	$ 16,782	0.00%	0.50% to 0.90%	22.43%	to	22.92%
2020	170	$ 48.811	to	$ 94.427	$ 15,062	0.00%	0.50% to 0.90%	30.67%	to	31.20%
2019	185	$ 37.204	to	$ 72.262	$ 12,520	0.00%	0.50% to 0.90%	36.91%	to	37.46%
2018	195	$ 27.065	to	$ 52.780	$ 9,626	0.09%	0.50% to 0.90%	1.74%	to	2.16%
2017	210	$ 26.494	to	$ 51.875	$ 10,236	0.10%	0.50% to 0.90%	30.23%	to	30.75%

MFS® Total Return Series - Initial Class Shares
2021	72	$ 33.431	to	$ 55.933	$ 3,440	1.79%	0.50% to 0.90%	13.09%	to	13.55%
2020	75	$ 29.443	to	$ 49.457	$ 3,154	2.25%	0.50% to 0.90%	8.83%	to	9.27%
2019	88	$ 26.946	to	$ 45.446	$ 3,436	2.31%	0.50% to 0.90%	19.31%	to	19.78%
2018	91	$ 22.496	to	$ 38.092	$ 2,974	2.19%	0.50% to 0.90%	-6.46%	to	-6.08%
2017	96	$ 23.953	to	$ 40.723	$ 3,348	2.36%	0.50% to 0.90%	11.30%	to	11.74%

MFS® Total Return Bond Series - Initial Class Shares
2021	69	$ 24.355	to	$ 29.175	$ 1,919	2.71%	0.50% to 0.90%	-1.70%	to	-1.31%
2020	66	$ 24.678	to	$ 29.598	$ 1,861	3.50%	0.50% to 0.90%	7.49%	to	7.93%
2019	71	$ 22.866	to	$ 27.459	$ 1,853	3.41%	0.50% to 0.90%	9.22%	to	9.66%
2018	72	$ 20.852	to	$ 25.072	$ 1,724	3.28%	0.50% to 0.90%	-1.98%	to	-1.59%
2017	74	$ 21.188	to	$ 25.507	$ 1,812	3.35%	0.50% to 0.90%	3.52%	to	3.94%

MFS® Utilities Series - Initial Class Shares
2021	119	$ 50.552	to	$ 107.257	$ 10,536	1.75%	0.50% to 0.90%	13.07%	to	13.52%
2020	120	$ 44.530	to	$ 94.860	$ 9,389	2.50%	0.50% to 0.90%	4.95%	to	5.37%
2019	124	$ 42.260	to	$ 90.384	$ 9,309	3.99%	0.50% to 0.90%	23.95%	to	24.44%
2018	130	$ 33.959	to	$ 72.921	$ 7,940	1.10%	0.50% to 0.90%	0.15%	to	0.55%
2017	141	$ 33.772	to	$ 72.813	$ 8,588	4.29%	0.50% to 0.90%	13.81%	to	14.26%

MFS® Income Portfolio - Initial Class Shares
2021	46	$ 27.083	to	$ 27.443	$ 1,264	3.19%	0.50% to 0.90%	-0.43%	to	-0.03%
2020	44	$ 27.092	to	$ 27.487	$ 1,207	3.75%	0.50% to 0.90%	8.37%	to	8.80%
2019	46	$ 24.900	to	$ 25.302	$ 1,157	3.54%	0.50% to 0.90%	10.61%	to	11.05%
2018	47	$ 22.423	to	$ 22.876	$ 1,066	3.96%	0.50% to 0.90%	-2.87%	to	-2.48%
2017	49	$ 22.994	to	$ 23.553	$ 1,150	4.69%	0.50% to 0.90%	5.29%	to	5.71%

American Century VP Capital Appreciation Fund - Class I
2021	68	$ 61.584	to	$ 81.366	$ 5,199	0.00%	0.50% to 0.90%	10.16%	to	10.60%
2020	72	$ 55.681	to	$ 73.659	$ 4,923	0.00%	0.50% to 0.90%	41.18%	to	41.74%
2019	79	$ 39.283	to	$ 52.031	$ 3,839	0.00%	0.50% to 0.90%	34.35%	to	34.89%
2018	83	$ 29.123	to	$ 38.622	$ 2,997	0.00%	0.50% to 0.90%	-6.05%	to	-5.67%
2017	88	$ 30.874	to	$ 40.995	$ 3,408	0.00%	0.50% to 0.90%	20.70%	to	21.19%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

American Century VP International Fund - Class I
2021	136	$ 28.264	to	$ 45.083	$ 5,700	0.16%	0.50% to 0.90%	7.78%	to	8.21%
2020	138	$ 26.121	to	$ 41.830	$ 5,326	0.49%	0.50% to 0.90%	24.75%	to	25.25%
2019	150	$ 20.855	to	$ 33.531	$ 4,624	0.86%	0.50% to 0.90%	27.27%	to	27.78%
2018	154	$ 16.321	to	$ 26.347	$ 3,749	1.27%	0.50% to 0.90%	-15.98%	to	-15.65%
2017	159	$ 19.348	to	$ 31.359	$ 4,591	0.89%	0.50% to 0.90%	30.03%	to	30.55%

American Century VP Value Fund - Class I
2021	198	$ 30.895	to	$ 44.904	$ 6,811	1.75%	0.50% to 0.90%	23.39%	to	23.89%
2020	207	$ 25.038	to	$ 36.246	$ 5,766	2.34%	0.50% to 0.90%	0.07%	to	0.47%
2019	215	$ 25.020	to	$ 36.075	$ 5,947	2.13%	0.50% to 0.90%	25.89%	to	26.40%
2018	219	$ 19.874	to	$ 28.541	$ 4,809	1.65%	0.50% to 0.90%	-9.97%	to	-9.61%
2017	231	$ 22.074	to	$ 31.574	$ 5,606	1.66%	0.50% to 0.90%	7.77%	to	8.21%

American Century VP Disciplined Core Value Fund - Class I
2021	69	$ 25.298	to	$ 39.216	$ 1,850	1.08%	0.50% to 0.90%	22.54%	to	23.03%
2020	69	$ 20.644	to	$ 31.874	$ 1,522	1.97%	0.50% to 0.90%	10.80%	to	11.25%
2019	77	$ 18.631	to	$ 28.651	$ 1,528	2.08%	0.50% to 0.90%	22.84%	to	23.33%
2018	79	$ 15.167	to	$ 23.231	$ 1,268	1.91%	0.50% to 0.90%	-7.70%	to	-7.34%
2017	83	$ 16.433	to	$ 25.070	$ 1,445	2.38%	0.50% to 0.90%	19.41%	to	19.89%

American Century VP Ultra® Fund - Class I
2021	38	$ 75.558	to	$ 81.407	$ 2,922	0.00%	0.50% to 0.90%	22.06%	to	22.55%
2020	39	$ 61.904	to	$ 66.430	$ 2,511	0.00%	0.50% to 0.90%	48.51%	to	49.10%
2019	47	$ 41.684	to	$ 44.553	$ 2,019	0.00%	0.50% to 0.90%	33.38%	to	33.91%
2018	49	$ 31.253	to	$ 33.271	$ 1,587	0.25%	0.50% to 0.90%	-0.15%	to	0.25%
2017	52	$ 31.300	to	$ 33.187	$ 1,654	0.36%	0.50% to 0.90%	31.04%	to	31.57%

American Century VP Mid Cap Value Fund - Class I
2021	7	$ 36.857	to	$ 39.242	$ 248	1.19%	0.50% to 0.90%	22.10%	to	22.59%
2020	6	$ 30.186	to	$ 32.011	$ 190	1.89%	0.50% to 0.90%	0.30%	to	0.71%
2019	7	$ 30.095	to	$ 31.787	$ 225	2.06%	0.50% to 0.90%	27.99%	to	28.51%
2018	8	$ 23.513	to	$ 24.736	$ 189	1.41%	0.50% to 0.90%	-13.62%	to	-13.27%
2017	9	$ 27.221	to	$ 28.522	$ 246	1.55%	0.50% to 0.90%	10.69%	to	11.14%

American Century VP Inflation Protection Fund - Class II
2021	46	$ 17.272	to	$ 18.610	$ 815	3.17%	0.50% to 0.90%	5.32%	to	5.74%
2020	44	$ 16.400	to	$ 17.600	$ 737	1.36%	0.50% to 0.90%	8.57%	to	9.00%
2019	45	$ 15.106	to	$ 16.146	$ 700	2.31%	0.50% to 0.90%	7.93%	to	8.36%
2018	48	$ 13.996	to	$ 14.900	$ 686	2.85%	0.50% to 0.90%	-3.70%	to	-3.31%
2017	48	$ 14.533	to	$ 15.410	$ 713	2.64%	0.50% to 0.90%	2.74%	to	3.16%

BNY Mellon Appreciation Portfolio - Initial Shares
2021	106	$ 48.389	to	$ 67.751	$ 6,775	0.44%	0.50% to 0.90%	25.99%	to	26.50%
2020	112	$ 38.253	to	$ 53.626	$ 5,657	0.79%	0.50% to 0.90%	22.58%	to	23.07%
2019	121	$ 31.082	to	$ 43.628	$ 4,980	1.17%	0.50% to 0.90%	34.88%	to	35.42%
2018	129	$ 22.953	to	$ 32.258	$ 3,968	1.25%	0.50% to 0.90%	-7.69%	to	-7.32%
2017	140	$ 24.765	to	$ 34.884	$ 4,650	1.34%	0.50% to 0.90%	26.19%	to	26.70%

BNY Mellon Opportunistic Small Cap Portfolio - Initial Shares
2021	178	$ 31.678	to	$ 43.209	$ 7,220	0.11%	0.50% to 0.90%	15.42%	to	15.88%
2020	189	$ 27.337	to	$ 37.437	$ 6,628	0.65%	0.50% to 0.90%	18.82%	to	19.29%
2019	200	$ 22.916	to	$ 31.508	$ 5,884	0.00%	0.50% to 0.90%	20.69%	to	21.17%
2018	207	$ 18.912	to	$ 26.107	$ 5,040	0.00%	0.50% to 0.90%	-19.81%	to	-19.48%
2017	218	$ 23.488	to	$ 32.555	$ 6,632	0.00%	0.50% to 0.90%	23.57%	to	24.06%

BNY Mellon Stock Index Fund, Inc. - Initial Shares
2021	424	$ 48.226	to	$ 67.445	$ 27,463	1.14%	0.50% to 0.90%	27.26%	to	27.77%
2020	466	$ 37.744	to	$ 52.997	$ 23,649	1.57%	0.50% to 0.90%	16.95%	to	17.42%
2019	508	$ 32.145	to	$ 45.317	$ 22,088	1.72%	0.50% to 0.90%	30.01%	to	30.53%
2018	533	$ 24.626	to	$ 34.857	$ 17,768	1.65%	0.50% to 0.90%	-5.49%	to	-5.12%
2017	570	$ 25.954	to	$ 36.883	$ 20,088	1.71%	0.50% to 0.90%	20.45%	to	20.93%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. - Initial Shares
2021	12	$ 38.605	to	$ 121.321	$ 1,187	0.76%	0.50% to 0.90%	25.86%	to	26.36%
2020	12	$ 30.550	to	$ 96.130	$ 976	1.09%	0.50% to 0.90%	23.03%	to	23.52%
2019	14	$ 24.733	to	$ 77.921	$ 881	1.45%	0.50% to 0.90%	33.16%	to	33.69%
2018	14	$ 18.500	to	$ 58.358	$ 703	1.77%	0.50% to 0.90%	-5.26%	to	-4.88%
2017	16	$ 19.450	to	$ 61.430	$ 823	1.14%	0.50% to 0.90%	14.30%	to	14.76%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares
2021	29	$ 50.155	to	$ 78.410	$ 2,014	0.74%	0.50% to 0.90%	28.18%	to	28.70%
2020	28	$ 38.971	to	$ 61.003	$ 1,512	0.77%	0.50% to 0.90%	24.14%	to	24.64%
2019	30	$ 31.268	to	$ 49.006	$ 1,300	0.85%	0.50% to 0.90%	30.58%	to	31.10%
2018	31	$ 23.851	to	$ 37.428	$ 1,033	0.84%	0.50% to 0.90%	-7.01%	to	-6.64%
2017	34	$ 25.546	to	$ 40.139	$ 1,240	0.88%	0.50% to 0.90%	21.24%	to	21.72%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares
2021	87	$ 47.659	to	$ 68.927	$ 5,128	0.50%	0.50% to 0.90%	20.30%	to	20.78%
2020	96	$ 39.460	to	$ 57.140	$ 4,680	0.98%	0.50% to 0.90%	12.66%	to	13.12%
2019	99	$ 34.884	to	$ 50.577	$ 4,285	0.40%	0.50% to 0.90%	23.46%	to	23.95%
2018	99	$ 28.143	to	$ 40.854	$ 3,464	0.37%	0.50% to 0.90%	-12.72%	to	-12.37%
2017	101	$ 32.115	to	$ 46.680	$ 4,014	0.32%	0.50% to 0.90%	14.20%	to	14.65%

JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares
2021	43	$ 58.632	to	$ 63.171	$ 2,549	0.90%	0.50% to 0.90%	28.72%	to	29.24%
2020	45	$ 45.550	to	$ 48.880	$ 2,116	1.49%	0.50% to 0.90%	-0.53%	to	-0.13%
2019	49	$ 45.793	to	$ 48.945	$ 2,278	1.60%	0.50% to 0.90%	25.63%	to	26.13%
2018	49	$ 36.452	to	$ 38.805	$ 1,800	0.99%	0.50% to 0.90%	-12.63%	to	-12.28%
2017	54	$ 41.722	to	$ 44.237	$ 2,277	0.79%	0.50% to 0.90%	12.75%	to	13.20%

Franklin Global Real Estate VIP Fund - Class 2
2021	94	$ 33.484	to	$ 35.949	$ 3,179	0.88%	0.50% to 0.90%	25.65%	to	26.16%
2020	101	$ 26.542	to	$ 28.531	$ 2,712	3.29%	0.50% to 0.90%	-6.24%	to	-5.86%
2019	100	$ 28.194	to	$ 30.345	$ 2,864	2.65%	0.50% to 0.90%	21.28%	to	21.77%
2018	103	$ 23.154	to	$ 24.952	$ 2,427	2.66%	0.50% to 0.90%	-7.62%	to	-7.24%
2017	106	$ 24.962	to	$ 26.934	$ 2,689	3.06%	0.50% to 0.90%	9.49%	to	9.93%

Franklin Small-Mid Cap Growth VIP Fund - Class 2
2021	43	$ 32.554	to	$ 49.437	$ 1,542	0.00%	0.50% to 0.90%	9.03%	to	9.46%
2020	42	$ 29.858	to	$ 45.162	$ 1,382	0.00%	0.50% to 0.90%	53.70%	to	54.32%
2019	47	$ 19.426	to	$ 29.266	$ 1,016	0.00%	0.50% to 0.90%	30.25%	to	30.78%
2018	48	$ 14.914	to	$ 22.378	$ 797	0.00%	0.50% to 0.90%	-6.22%	to	-5.84%
2017	50	$ 15.903	to	$ 23.767	$ 877	0.00%	0.50% to 0.90%	20.32%	to	20.79%

Templeton Developing Markets VIP Fund - Class 2
2021	74	$ 32.877	to	$ 43.123	$ 2,613	0.85%	0.50% to 0.90%	-6.58%	to	-6.21%
2020	68	$ 35.195	to	$ 45.978	$ 2,580	4.18%	0.50% to 0.90%	16.13%	to	16.60%
2019	71	$ 30.306	to	$ 39.433	$ 2,340	0.99%	0.50% to 0.90%	25.56%	to	26.06%
2018	74	$ 24.136	to	$ 31.280	$ 1,918	0.87%	0.50% to 0.90%	-16.55%	to	-16.22%
2017	71	$ 28.924	to	$ 37.334	$ 2,230	0.97%	0.50% to 0.90%	39.15%	to	39.71%

Templeton Foreign VIP Fund - Class 2
2021	113	$ 18.614	to	$ 36.390	$ 3,033	1.79%	0.50% to 0.90%	3.23%	to	3.64%
2020	112	$ 17.961	to	$ 35.156	$ 2,904	3.39%	0.50% to 0.90%	-2.05%	to	-1.65%
2019	110	$ 18.262	to	$ 35.791	$ 2,900	1.73%	0.50% to 0.90%	11.52%	to	11.97%
2018	107	$ 16.310	to	$ 32.006	$ 2,553	2.65%	0.50% to 0.90%	-16.20%	to	-15.87%
2017	107	$ 19.386	to	$ 38.089	$ 3,068	2.54%	0.50% to 0.90%	15.65%	to	16.11%

Calamos Growth and Income Portfolio
2021	94	$ 46.383	to	$ 57.292	$ 4,784	0.38%	0.50% to 0.90%	20.31%	to	20.79%
2020	102	$ 38.399	to	$ 47.490	$ 4,315	0.49%	0.50% to 0.90%	21.33%	to	21.82%
2019	110	$ 31.522	to	$ 39.033	$ 3,854	1.65%	0.50% to 0.90%	24.44%	to	24.94%
2018	114	$ 25.230	to	$ 31.282	$ 3,201	1.26%	0.50% to 0.90%	-5.25%	to	-4.87%
2017	123	$ 26.521	to	$ 32.923	$ 3,656	0.86%	0.50% to 0.90%	14.48%	to	14.94%

Invesco V.I. American Franchise Fund - Series I Shares
2021	39	$ 19.402	to	$ 35.912	$ 830	0.00%	0.50% to 0.90%	10.92%	to	11.37%
2020	52	$ 17.491	to	$ 32.246	$ 979	0.07%	0.50% to 0.90%	41.08%	to	41.64%
2019	65	$ 12.398	to	$ 22.766	$ 869	0.00%	0.50% to 0.90%	35.53%	to	36.08%
2018	66	$ 9.148	to	$ 16.730	$ 653	0.00%	0.50% to 0.90%	-4.49%	to	-4.11%
2017	63	$ 9.578	to	$ 17.447	$ 658	0.08%	0.50% to 0.90%	26.21%	to	26.70%

Invesco V.I. Technology Fund - Series I Shares
2021	44	$ 13.578	to	$ 39.577	$ 707	0.00%	0.50% to 0.90%	13.39%	to	13.84%
2020	44	$ 11.975	to	$ 34.765	$ 625	0.00%	0.50% to 0.90%	44.80%	to	45.39%
2019	64	$ 8.270	to	$ 23.912	$ 619	0.00%	0.50% to 0.90%	34.67%	to	35.20%
2018	68	$ 6.141	to	$ 17.686	$ 491	0.00%	0.50% to 0.90%	-1.35%	to	-0.96%
2017	59	$ 6.225	to	$ 17.857	$ 435	0.00%	0.50% to 0.90%	33.93%	to	34.46%

Invesco V.I. Core Equity Fund - Series I Shares
2021	90	$ 22.890	to	$ 30.858	$ 2,237	0.66%	0.50% to 0.90%	26.59%	to	27.10%
2020	93	$ 18.081	to	$ 24.278	$ 1,835	1.33%	0.50% to 0.90%	12.83%	to	13.28%
2019	100	$ 16.026	to	$ 21.432	$ 1,731	0.95%	0.50% to 0.90%	27.81%	to	28.32%
2018	98	$ 12.539	to	$ 16.702	$ 1,335	0.91%	0.50% to 0.90%	-10.21%	to	-9.85%
2017	102	$ 13.965	to	$ 18.526	$ 1,550	1.03%	0.50% to 0.90%	12.17%	to	12.61%

Columbia Variable Portfolio - Mid-Cap Growth Fund (Class 2)
2021	87	$ 28.632	to	$ 41.358	$ 2,722	0.00%	0.50% to 0.90%	15.23%	to	15.69%
2020	92	$ 24.848	to	$ 35.749	$ 2,509	0.00%	0.50% to 0.90%	33.87%	to	34.40%
2019	104	$ 18.562	to	$ 26.598	$ 2,105	0.00%	0.50% to 0.90%	33.63%	to	34.16%
2018	107	$ 13.891	to	$ 19.826	$ 1,619	0.00%	0.50% to 0.90%	-5.84%	to	-5.45%
2017	110	$ 14.752	to	$ 20.969	$ 1,763	0.00%	0.50% to 0.90%	21.58%	to	22.06%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)
2021	52	$ 77.181	to	$ 117.505	$ 4,227	0.28%	0.50% to 0.90%	37.44%	to	37.99%
2020	60	$ 56.155	to	$ 85.152	$ 3,558	0.00%	0.50% to 0.90%	44.49%	to	45.07%
2019	68	$ 38.864	to	$ 58.697	$ 2,793	0.00%	0.50% to 0.90%	53.58%	to	54.20%
2018	74	$ 25.305	to	$ 38.066	$ 1,986	0.00%	0.50% to 0.90%	-9.27%	to	-8.91%
2017	82	$ 27.891	to	$ 41.788	$ 2,413	0.00%	0.50% to 0.90%	33.71%	to	34.25%

Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)
2021	58	$ 50.923	to	$ 54.866	$ 3,027	0.00%	0.50% to 0.90%	29.45%	to	29.97%
2020	65	$ 39.339	to	$ 42.216	$ 2,621	0.00%	0.50% to 0.90%	7.94%	to	8.37%
2019	67	$ 36.445	to	$ 38.954	$ 2,511	0.00%	0.50% to 0.90%	16.39%	to	16.86%
2018	62	$ 31.313	to	$ 33.334	$ 1,994	0.00%	0.50% to 0.90%	-13.60%	to	-13.26%
2017	66	$ 36.243	to	$ 38.429	$ 2,436	0.00%	0.50% to 0.90%	11.06%	to	11.51%

Fidelity® VIP ContrafundSM Portfolio - Service Class 2
2021	52	$ 39.227	to	$ 41.599	$ 2,071	0.03%	0.50% to 0.90%	26.37%	to	26.87%
2020	50	$ 31.042	to	$ 32.788	$ 1,575	0.08%	0.50% to 0.90%	29.06%	to	29.58%
2019	54	$ 24.052	to	$ 25.303	$ 1,310	0.22%	0.50% to 0.90%	30.10%	to	30.62%
2018	55	$ 18.487	to	$ 19.371	$ 1,021	0.43%	0.50% to 0.90%	-7.48%	to	-7.11%
2017	59	$ 19.982	to	$ 20.853	$ 1,189	0.79%	0.50% to 0.90%	20.50%	to	20.98%

Fidelity® VIP Freedom Income PortfolioSM - Service Class 2
2021	13	$ 16.182	to	$ 17.160	$ 213	0.79%	0.50% to 0.90%	2.10%	to	2.51%
2020	8	$ 15.848	to	$ 16.739	$ 123	1.16%	0.50% to 0.90%	9.30%	to	9.73%
2019	5	$ 14.500	to	$ 15.255	$ 68	1.88%	0.50% to 0.90%	10.63%	to	11.08%
2018	5	$ 13.107	to	$ 13.733	$ 63	1.50%	0.50% to 0.90%	-3.15%	to	-2.77%
2017	5	$ 13.533	to	$ 14.124	$ 64	1.35%	0.50% to 0.90%	7.39%	to	7.82%

Fidelity® VIP Freedom 2010 PortfolioSM - Service Class 2
2021	0	$ 19.268	to	$ 20.433	$ -	0.25%	0.50% to 0.90%	4.65%	to	5.07%
2020	0	$ 18.412	to	$ 19.448	$ 2	0.87%	0.50% to 0.90%	11.23%	to	11.68%
2019	0	$ 16.553	to	$ 17.414	$ 2	1.68%	0.50% to 0.90%	14.71%	to	15.17%
2018	0	$ 14.430	to	$ 15.120	$ 3	1.31%	0.50% to 0.90%	-5.12%	to	-4.74%
2017	0	$ 15.209	to	$ 15.873	$ 3	0.06%	0.50% to 0.90%	11.79%	to	12.24%

Fidelity® VIP Freedom 2015 PortfolioSM - Service Class 2
2021	0	$ 20.340	to	$ 21.570	$ 3	0.67%	0.50% to 0.90%	6.43%	to	6.86%
2020	0	$ 19.111	to	$ 20.186	$ 5	0.35%	0.50% to 0.90%	12.54%	to	13.00%
2019	0	$ 16.981	to	$ 17.864	$ 5	1.48%	0.50% to 0.90%	16.92%	to	17.39%
2018	0	$ 14.524	to	$ 15.218	$ 7	1.18%	0.50% to 0.90%	-6.13%	to	-5.76%
2017	1	$ 15.473	to	$ 16.148	$ 10	1.14%	0.50% to 0.90%	13.77%	to	14.23%

Fidelity® VIP Freedom 2020 PortfolioSM - Service Class 2
2021	7	$ 21.010	to	$ 22.281	$ 146	0.86%	0.50% to 0.90%	8.28%	to	8.72%
2020	8	$ 19.403	to	$ 20.494	$ 147	1.03%	0.50% to 0.90%	13.69%	to	14.15%
2019	8	$ 17.066	to	$ 17.954	$ 135	1.75%	0.50% to 0.90%	18.80%	to	19.28%
2018	9	$ 14.365	to	$ 15.052	$ 127	1.28%	0.50% to 0.90%	-6.93%	to	-6.55%
2017	10	$ 15.434	to	$ 16.107	$ 157	1.30%	0.50% to 0.90%	15.22%	to	15.68%

Fidelity® VIP Freedom 2025 PortfolioSM - Service Class 2
2021	7	$ 22.682	to	$ 24.054	$ 158	0.83%	0.50% to 0.90%	9.56%	to	10.00%
2020	7	$ 20.703	to	$ 21.867	$ 158	1.00%	0.50% to 0.90%	14.63%	to	15.10%
2019	8	$ 18.060	to	$ 18.999	$ 142	1.86%	0.50% to 0.90%	20.42%	to	20.90%
2018	7	$ 14.997	to	$ 15.714	$ 114	1.21%	0.50% to 0.90%	-7.61%	to	-7.24%
2017	8	$ 16.233	to	$ 16.941	$ 127	1.24%	0.50% to 0.90%	16.51%	to	16.99%

Fidelity® VIP Freedom 2030 PortfolioSM - Service Class 2
2021	11	$ 23.293	to	$ 24.702	$ 260	0.88%	0.50% to 0.90%	11.07%	to	11.51%
2020	11	$ 20.972	to	$ 22.152	$ 235	1.03%	0.50% to 0.90%	15.59%	to	16.06%
2019	11	$ 18.143	to	$ 19.087	$ 190	1.62%	0.50% to 0.90%	23.00%	to	23.49%
2018	13	$ 14.750	to	$ 15.456	$ 185	1.13%	0.50% to 0.90%	-8.88%	to	-8.51%
2017	12	$ 16.188	to	$ 16.894	$ 200	1.20%	0.50% to 0.90%	19.61%	to	20.10%

Fidelity® VIP Freedom 2035 PortfolioSM - Service Class 2
2021	1	$ 28.846	to	$ 30.226	$ 23	0.86%	0.50% to 0.90%	14.14%	to	14.60%
2020	1	$ 25.272	to	$ 26.374	$ 15	0.92%	0.50% to 0.90%	16.90%	to	17.37%
2019	1	$ 21.619	to	$ 22.472	$ 11	1.05%	0.50% to 0.90%	25.99%	to	26.50%
2018	1	$ 17.159	to	$ 17.765	$ 19	0.98%	0.50% to 0.90%	-10.31%	to	-9.95%
2017	1	$ 19.132	to	$ 19.728	$ 20	1.04%	0.50% to 0.90%	2.97%	to	22.46%

Fidelity® VIP Freedom 2040 PortfolioSM - Service Class 2
2021	2	$ 29.934	to	$ 31.364	$ 59	0.74%	0.50% to 0.90%	16.44%	to	16.91%
2020	2	$ 25.707	to	$ 26.828	$ 47	0.83%	0.50% to 0.90%	17.92%	to	18.39%
2019	2	$ 21.800	to	$ 22.660	$ 37	1.71%	0.50% to 0.90%	27.08%	to	27.60%
2018	1	$ 17.154	to	$ 17.759	$ 25	1.01%	0.50% to 0.90%	-10.93%	to	-10.57%
2017	1	$ 19.259	to	$ 19.859	$ 23	1.05%	0.50% to 0.90%	22.19%	to	22.68%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Fidelity® VIP Freedom 2045 PortfolioSM - Service Class 2
2021	5	$ 30.117	to	$ 31.557	$ 161	0.73%	0.50% to 0.90%	16.48%	to	16.95%
2020	5	$ 25.856	to	$ 26.984	$ 129	0.82%	0.50% to 0.90%	17.90%	to	18.37%
2019	5	$ 21.931	to	$ 22.796	$ 99	1.63%	0.50% to 0.90%	27.10%	to	27.61%
2018	4	$ 17.255	to	$ 17.864	$ 70	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%
2017	4	$ 19.375	to	$ 19.978	$ 69	1.08%	0.50% to 0.90%	22.20%	to	22.69%

Fidelity® VIP Freedom 2050 PortfolioSM - Service Class 2
2021	5	$ 30.167	to	$ 31.609	$ 146	0.74%	0.50% to 0.90%	16.46%	to	16.93%
2020	4	$ 25.903	to	$ 27.033	$ 113	0.62%	0.50% to 0.90%	17.92%	to	18.40%
2019	5	$ 21.966	to	$ 22.832	$ 120	1.65%	0.50% to 0.90%	27.07%	to	27.58%
2018	5	$ 17.286	to	$ 17.896	$ 84	0.99%	0.50% to 0.90%	-10.94%	to	-10.58%
2017	4	$ 19.409	to	$ 20.013	$ 84	1.12%	0.50% to 0.90%	22.20%	to	22.69%

TOPS® Managed Risk Balanced ETF Portfolio - Class 2 Shares
2021	10	$ 14.562	to	$ 15.137	$ 150	0.69%	0.50% to 0.90%	7.60%	to	8.03%
2020	6	$ 13.534	to	$ 14.012	$ 86	2.28%	0.50% to 0.90%	4.95%	to	5.37%
2019	6	$ 12.896	to	$ 13.298	$ 82	2.74%	0.50% to 0.90%	13.52%	to	13.98%
2018	4	$ 11.360	to	$ 11.667	$ 48	1.68%	0.50% to 0.90%	-6.88%	to	-6.51%
2017	1	$ 12.199	to	$ 12.479	$ 11	1.60%	0.50% to 0.90%	9.60%	to	10.03%

TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares
2021	4	$ 15.663	to	$ 16.281	$ 70	1.15%	0.50% to 0.90%	10.06%	to	10.51%
2020	4	$ 14.231	to	$ 14.733	$ 62	2.32%	0.50% to 0.90%	4.96%	to	5.38%
2019	4	$ 13.558	to	$ 13.981	$ 60	2.08%	0.50% to 0.90%	15.26%	to	15.72%
2018	5	$ 11.763	to	$ 12.082	$ 64	1.65%	0.50% to 0.90%	-8.06%	to	-7.68%
2017	5	$ 12.794	to	$ 13.087	$ 67	1.64%	0.50% to 0.90%	12.83%	to	13.28%

TOPS® Managed Risk Growth ETF Portfolio - Class 2 Shares
2021	8	$ 15.760	to	$ 16.382	$ 133	1.06%	0.50% to 0.90%	11.58%	to	12.03%
2020	9	$ 14.124	to	$ 14.623	$ 124	2.01%	0.50% to 0.90%	4.24%	to	4.66%
2019	10	$ 13.550	to	$ 13.972	$ 141	1.92%	0.50% to 0.90%	16.03%	to	16.49%
2018	10	$ 11.678	to	$ 11.994	$ 122	1.57%	0.50% to 0.90%	-9.54%	to	-9.18%
2017	10	$ 12.910	to	$ 13.206	$ 128	1.64%	0.50% to 0.90%	16.60%	to	17.08%

American Funds Capital World Bond Fund - Class 2 Shares
2021	1	$ 10.835	to	$ 11.083	$ 12	1.81%	0.50% to 0.90%	-5.77%	to	-5.39%
2020	1	$ 11.498	to	$ 11.715	$ 11	1.79%	0.50% to 0.90%	8.92%	to	9.34%
2019	0	$ 10.557	to	$ 10.714	$ 4	1.77%	0.50% to 0.90%	6.80%	to	7.24%
2018	0	$ 9.885	to	$ 9.991	$ 2	2.52%	0.50% to 0.90%	-2.22%	to	-1.86%
2017	0	$ 10.109	to	$ 10.180	$ 1	1.10%	0.50% to 0.90%	5.90%	to	6.35%

American Funds Global Growth Fund - Class 2 Shares
2021	3	$ 24.214	to	$ 24.769	$ 84	0.36%	0.50% to 0.90%	15.38%	to	15.84%
2020	2	$ 20.987	to	$ 21.382	$ 49	0.35%	0.50% to 0.90%	29.29%	to	29.81%
2019	2	$ 16.232	to	$ 16.472	$ 32	1.24%	0.50% to 0.90%	34.07%	to	34.61%
2018	1	$ 12.107	to	$ 12.237	$ 6	0.28%	0.50% to 0.90%	-9.86%	to	-9.50%
2017	2	$ 13.432	to	$ 13.522	$ 33	0.94%	0.50% to 0.90%	30.29%	to	30.82%

American Funds New World Fund® - Class 2 Shares
2021	10	$ 18.420	to	$ 18.843	$ 193	0.89%	0.50% to 0.90%	3.98%	to	4.40%
2020	9	$ 17.715	to	$ 18.049	$ 164	0.07%	0.50% to 0.90%	22.47%	to	22.97%
2019	8	$ 14.465	to	$ 14.678	$ 118	0.99%	0.50% to 0.90%	27.99%	to	28.50%
2018	7	$ 11.302	to	$ 11.423	$ 76	0.98%	0.50% to 0.90%	-14.80%	to	-14.47%
2017	1	$ 13.266	to	$ 13.355	$ 17	0.98%	0.50% to 0.90%	28.29%	to	28.80%

American Funds Growth-Income Fund - Class 2 Shares
2021	17	$ 22.075	to	$ 22.581	$ 371	1.30%	0.50% to 0.90%	22.98%	to	23.48%
2020	11	$ 17.949	to	$ 18.288	$ 196	1.44%	0.50% to 0.90%	12.53%	to	12.98%
2019	9	$ 15.951	to	$ 16.187	$ 149	2.15%	0.50% to 0.90%	25.01%	to	25.51%
2018	4	$ 12.760	to	$ 12.897	$ 51	1.59%	0.50% to 0.90%	-2.68%	to	-2.28%
2017	1	$ 13.111	to	$ 13.198	$ 18	2.31%	0.50% to 0.90%	21.29%	to	21.78%

American Funds Capital Income Builder® - Class 2 Shares
2021	1	$ 14.141	to	$ 14.465	$ 14	2.83%	0.50% to 0.90%	13.91%	to	14.37%
2020	1	$ 12.413	to	$ 12.647	$ 11	2.04%	0.50% to 0.90%	3.54%	to	3.96%
2019	0	$ 11.989	to	$ 12.166	$ 3	2.92%	0.50% to 0.90%	16.83%	to	17.30%
2018	0	$ 10.262	to	$ 10.372	$ 2	3.06%	0.50% to 0.90%	-7.91%	to	-7.55%
2017	0	$ 11.144	to	$ 11.219	$ 1	3.62%	0.50% to 0.90%	12.03%	to	12.48%

American Funds Asset Allocation Fund - Class 2 Shares
2021	3	$ 17.607	to	$ 18.011	$ 46	0.84%	0.50% to 0.90%	14.07%	to	14.53%
2020	1	$ 15.435	to	$ 15.726	$ 20	1.35%	0.50% to 0.90%	11.45%	to	11.89%
2019	1	$ 13.850	to	$ 14.055	$ 19	3.16%	0.50% to 0.90%	20.14%	to	20.63%
2018	0	$ 11.528	to	$ 11.651	$ 3	1.58%	0.50% to 0.90%	-5.46%	to	-5.08%
2017	0	$ 12.194	to	$ 12.275	$ 3	1.77%	0.50% to 0.90%	15.19%	to	15.65%

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (Continued)

		Unit Fair Value [a]			Net	Investment [b]	Expense Ratio [c]	Total Return [d]
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

American Funds Managed Risk Growth Fund - Class P2 Shares
2021	9	$ 22.644	to	$ 23.163	$ 209	0.53%	0.50% to 0.90%	11.88%	to	12.33%
2020	9	$ 20.240	to	$ 20.621	$ 189	0.33%	0.50% to 0.90%	30.85%	to	31.37%
2019	1	$ 15.468	to	$ 15.697	$ 20	0.88%	0.50% to 0.90%	20.65%	to	21.13%
2018	1	$ 12.821	to	$ 12.959	$ 13	0.48%	0.50% to 0.90%	-1.27%	to	-0.86%
2017	1	$ 12.986	to	$ 13.072	$ 10	0.21%	0.50% to 0.90%	24.86%	to	25.37%

American Funds Managed Risk International Fund - Class P2 Shares
2021	4	$ 12.528	to	$ 12.816	$ 46	0.57%	0.50% to 0.90%	-4.99%	to	-4.61%
2020	3	$ 13.186	to	$ 13.434	$ 37	1.15%	0.50% to 0.90%	1.88%	to	2.28%
2019	3	$ 12.943	to	$ 13.135	$ 34	0.57%	0.50% to 0.90%	16.58%	to	17.06%
2018	0	$ 11.102	to	$ 11.221	$ 5	1.55%	0.50% to 0.90%	-11.30%	to	-10.95%
2017	1	$ 12.517	to	$ 12.601	$ 12	0.40%	0.50% to 0.90%	27.55%	to	28.06%

American Funds Managed Risk Washington Mutual Investors FundSM - Class P2 Shares
2021	1	$ 14.161	to	$ 14.485	$ 8	1.73%	0.50% to 0.90%	16.07%	to	16.53%
2020	1	$ 12.201	to	$ 12.431	$ 9	1.70%	0.50% to 0.90%	-2.13%	to	-1.74%
2019	1	$ 12.466	to	$ 12.651	$ 9	1.61%	0.50% to 0.90%	12.86%	to	13.32%
2018	1	$ 11.046	to	$ 11.164	$ 8	3.37%	0.50% to 0.90%	-8.20%	to	-7.84%
2017	1	$ 12.033	to	$ 12.114	$ 8	2.01%	0.50% to 0.90%	14.01%	to	14.46%

American Funds Managed Risk Growth-Income Fund - Class P2 Shares
2021	2	$ 17.637	to	$ 18.041	$ 43	1.20%	0.50% to 0.90%	14.02%	to	14.48%
2020	3	$ 15.468	to	$ 15.760	$ 44	1.60%	0.50% to 0.90%	8.59%	to	9.03%
2019	3	$ 14.244	to	$ 14.454	$ 39	0.34%	0.50% to 0.90%	17.79%	to	18.25%
2018	1	$ 12.093	to	$ 12.223	$ 10	0.40%	0.50% to 0.90%	-2.86%	to	-2.47%
2017	0	$ 12.449	to	$ 12.532	$ -	1.86%	0.50% to 0.90%	19.32%	to	19.79%

American Funds Managed Risk Asset Allocation Fund - Class P2 Shares
2021	72	$ 15.406	to	$ 15.759	$ 1,117	1.25%	0.50% to 0.90%	11.50%	to	11.94%
2020	56	$ 13.817	to	$ 14.078	$ 767	1.53%	0.50% to 0.90%	4.93%	to	5.35%
2019	52	$ 13.168	to	$ 13.363	$ 682	2.29%	0.50% to 0.90%	16.92%	to	17.40%
2018	47	$ 11.262	to	$ 11.382	$ 533	1.35%	0.50% to 0.90%	-5.75%	to	-5.38%
2017	41	$ 11.949	to	$ 12.029	$ 495	0.77%	0.50% to 0.90%	13.78%	to	14.23%

a The lowest to highest unit fair values disclosed herein may or may not have units invested in the respective products as of year end.
b The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. This ratio has been annualized for partial years.
c These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
d These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented. The ratio has not been annualized for partial years.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Annuity Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (comprised of the individual subaccounts as listed in Note 1 to the financial statements, collectively (“the Accounts”)), as of December 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and related notes (collectively, the “financial statements”) and the financial highlights in Note 6 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Accounts as of December 31, 2021, the results of their operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agents of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have served as the Accounts’ auditor since 2016.
/s/ BKD, LLP

Kansas City, Missouri
April 27, 2022

PART C
OTHER INFORMATION
Item 30.  Exhibits
(a)  Board of Directors Resolutions.
Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)
(b)  Custodian Agreements.
Not Applicable.
(c)  Underwriting Contracts.
(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)
(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)
(d)  Contracts.
(1)	Specimen Contract Form.
(a)	GLP Contract Form.
(i)	Form J176 (7).
(ii)	Form ICC19J209 (19).
(b)	CVAT Contract Form.
(i)	Form J177 (7).
(ii)	Form ICC19J210 (19).
(2)	Additional Life Insurance Rider. (4)
(3)	Guaranteed Minimum Death Benefit Rider. (7)
(4)	Other Insured Term Insurance Rider.
(a)	Form R188 (4).
(b)	Form ICC19R250 (18).
(5)	Temporary Life Insurance Agreement. (2)
(6)	Disability Continuance of Insurance Rider. (2)
(7)	Disability Premium Benefit Rider. (2)
(8)	Accidental Death Benefit Rider. (2)
(9)	Option to Increase Specified Amount Rider. (2)
(10)	Spouse's Term Insurance Rider. (7)
(11)	Children’s Term Life Insurance Rider.
(a)	Form R217 (7).
(b)	Form ICC19R251 (19).
(12)	Accelerated Death Benefit/Living Benefits Rider. (3)
(13)	Lifetime Guaranteed Minimum Death Benefit Rider. (7)
1

(14)	Monthly Benefit Rider. (7)
(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (5)
(16)	Accelerated Death Benefit/Terminal Illness Rider. (7)
(17)	Designation of Death Benefit Payout Endorsement. (13)
(18)	Accelerated Death Benefit for Chronic Illness Rider. (16)
(19)	Accelerated Death Benefit for Terminal Illness Rider. (16)
(e)  Applications.
(1)	Application Form. (1)
(2)	ICC17A165. (20)
(3)	ICC17A163. (20)
(4)	A176. (20)
(5)	ICC17A179. (20)
(6)	ICC17A185. (20)
(7)	ICC17A186. (20)
(8)	ICC17A187. (20)
(9)	ICC17A188. (20)
(10)	ICC17A189. (20)
(11)	ICC17A190. (20)
(12)	ICC17A194. (20)
(13)	ICC18A196. (21)
(14)	ICC18A197. (21)
(15)	ICC22A203. (21)
(f)  Depositor’s Certificate of Incorporation and By-Laws.
(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)
(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)
(3)	By-Laws of Kansas City Life Insurance Company. (1)
(g)  Reinsurance Contracts.
Not Applicable.
(h)  Participation Agreements.
(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)
(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
2

a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)
d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (10)
e.	Amendment to Fund Participation Agreement between Kansas City Life Insurance Company, American Century Investment Services, Inc., and American Century Services, LLC. (15)
(3)	Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)
a.	Amendment to Amended and Restated Participation Agreement between Calamos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)
(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)
a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)
(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)
c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)
d.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (17)

3

(7)
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (14)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (9)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)
(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)
c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (11)

d.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (11)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (12)
(12)
Fund Participation and Service Agreement between Kansas City Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. (15)

4

(i)  Administrative Contracts.
(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (9)
(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (9)
(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (9)
(j)  Other Material Contracts.
(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)
(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)
(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)
(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)
(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)
(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)
(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (9)
(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (9)
(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (9)
(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (12)
(11)	Rule 22c-2 Agreement between American Funds Service Company and Kansas City Life Insurance Company dated April 13, 2016. (15)
(12)	Business Agreement between Kansas City Life Insurance Company, Sunset Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company. (15)
(k)  Legal Opinion.
Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (21)
(l)  Actuarial Opinion.
Not Applicable.
(m)  Calculations.
Not Applicable.
5

(n)  Other Opinions.
(1)	Consent of Eversheds Sutherland (US) LLP. (21)
(2)	Consent of BKD, LLP. (21)
(o)  Omitted Financial Statements.
Not Applicable.
(p)  Initial Capital Agreements.
Not Applicable.
(q)  Redeemability Exemption.
Memorandum describing issuance, transfer and redemption procedures. (8)
(r)  Form of Initial Summary Prospectus. (21)
__________
(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).
(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).
(3)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).
(4)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).
(5)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).
(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).
(7)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 15, 2008 (File No. 333-150926).
(8)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on June 12, 2008 (File No. 333-150926).
(9)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).
(10)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).
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(11)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).
(12)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).
(13)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2013 (File No. 333-150926).
(14) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).
(15)  Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 26, 2016 (File No. 033-89984).
(16)  Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on March 2, 2018 (File No. 333-150926).
(17)  Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2018 (File No.033-89984).
(18)  Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 22, 2019 (File No. 333-150926).
(19)  Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 20, 2019 (File No. 333-150926).
(20)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on February 14, 2022 (File No. 333-150926).
(21)  Filed herewith.
7

Item 31.  Directors and Officers of the Depositor
Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Howard E. Cohen	Director
Bryce A. Johnson	Assistant Vice President, Treasurer and Assistant Controller
David S. Kimmel	Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
Elishia P. Sibbing	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel, Secretary and Director
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Stephen E. Ropp	Senior Vice President, Operations
William A. Schalekamp	Director
David A. Laird	Senior Vice President, Finance, CFO and Director
*The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 32.  Persons Controlled by or Under Common Control with the Depositor or Registrant
Name	Jurisdiction	Percent Of Voting Securities Owned
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Life Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor
Grange Life Insurance Company	Ohio	Ownership of all voting securities by depositor
Item 33.  Indemnification
The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:
1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
8

2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.
4. Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.
5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.
6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.
7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.
8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.
9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.
9

10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.
11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.
12. To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.
13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.
14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant to this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.
Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.
Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34.  Principal Underwriter
(a)  Other Activity.
In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.
(b)  Management.
The directors and principal officers of Sunset Financial Services, Inc. are as follows:
10

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Vice President and Chief Compliance Officer
Susanna J. Denney	Vice President, Chief Operations Officer
Donald E. Krebs	Director
Elishia P. Sibbing	Treasurer
A. Craig Mason Jr.	Secretary and Director
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	President and Director
David A. Laird	Director
*The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.
(c)  Compensation from the Registrant.
The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$171,955.97	None	N/A	N/A

Item 35.  Location of Accounts and Records
All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.
Item 36.  Management Services
All management contracts are discussed in Part A or Part B.
Item 37.  Fee Representation
Kansas City Life Insurance Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.
11

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 18 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 25th day of April, 2022.
Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary and Director	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 25, 2022

/s/ David A. Laird David A. Laird	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 25, 2022

/s/ Elishia P. Sibbing Elishia P. Sibbing	Vice President and Controller (Principal Accounting Officer)	April 25, 2022

/s/ Walter E. Bixby Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director	April 25, 2022

/s/ A. Craig Mason Jr. A. Craig Mason Jr.	Secretary and Director	April 25, 2022

/s/ Kevin G. Barth Kevin G. Barth	Director	April 25, 2022

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 25, 2022

/s/ William R. Blessing William R. Blessing	Director	April 25, 2022

/s/ Michael Braude Michael Braude	Director	April 25, 2022

/s/ James T. Carr James T. Carr	Director	April 25, 2022

12

/s/ John C. Cozad John C. Cozad	Director	April 25, 2022

/s/ Howard E. Cohen Howard E. Cohen	Director	April 25, 2022

/s/ David S. Kimmel David S. Kimmel	Director	April 25, 2022

/s/ Cecil R. Miller Cecil R. Miller	Director	April 25, 2022

/s/ Mark A. Milton Mark A. Milton	Director	April 25, 2022

/s/ William A. Schalekamp William A. Schalekamp	Director	April 25, 2022

13

Exhibit Index
(e)(13)	ICC18A196.
(e)(14)	ICC18A197.
(e)(15)	ICC22A203.
(k)	Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.
(n)(1)	Consent of Eversheds Sutherland (US) LLP.
(n)(2)	Consent of BKD, LLP.
(r)	Form of Initial Summary Prospectus

14